As filed with the Securities and Exchange Commission on April 2, 2015
1933 Act Registration No. 333-188891
1940 Act Registration No. 811-08579
CIK No. 0001051932

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 3
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 89
Lincoln Life Flexible Premium Variable Life Account R
(Exact Name of Registrant)
Lincoln SVULONE 2013
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Exact Name of Depositor)
1300 South Clinton Street
Fort Wayne, Indiana 46802
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Adam Ciongli
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy To:
John L. Reizian
The Lincoln National Life Insurance Company
350 Church Street
Hartford, CT 06103
Approximate Date of Proposed Public Offering: Continuous
Title of Securities being registered:
Indefinite Number of Units of Interest in Variable Life Insurance Contracts.
An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to
Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ended
December 31, 2014 was filed March 24, 2015.
It is proposed that this filing will become effective:
/ /	immediately upon filing pursuant to paragraph (b)
/X/	on May 1, 2015 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ /	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be October 18, 2013.

Lincoln Life Flexible Premium Variable Life Account R
The Lincoln National Life Insurance Company
Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265
Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 487-1485

A Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds

This prospectus describes Lincoln SVULONE 2013, a flexible premium variable life insurance contract (the “Policy”), offered by The Lincoln National Life Insurance Company (“Lincoln Life”, “the Company”, “We”, “Us”, “Our”). The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your financial advisor regarding their availability.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account R, established on December 2, 1997 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP® Trust
•	Deutsche Variable Series II
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	PIMCO Variable Insurance Trust
Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.
Prospectus Dated: May 1, 2015

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POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy this prospectus describes is a variable life insurance policy which provides death benefit protection on the lives of two Insureds. Upon the death of the first Insured, the Policy pays no death benefit. The Policy will pay the death benefit only when the second Insured has died. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and policy values to the Fixed Account.
No-Lapse Protection.  Your Policy will include two riders which may help you manage some of the risk of Policy Lapse.
The No-Lapse Enhancement Rider may prevent a Policy from lapsing where the Net Accumulation Value under your Policy is insufficient to cover the Monthly Deductions if the requirements of the rider, including requirements as to timing and amount of Premium Payments, are met. The duration of lapse protection provided will be determined monthly, and it will vary based on the calculations described in detail in the rider. Please note that it does not provide any additional death benefit amount or any increase in your policy value. Also, it does not provide any type of market performance guarantee. While this rider is effective, there are certain requirements and limitations that are imposed which may restrict the allocations you may wish to make.
The Premium Reserve Rider allows you to pay Premiums in addition to those you plan to pay for the base Policy and to have such amounts accumulate in the same manner as if they had been allocated to your Policy without, as detailed in the rider, being subject to all charges and expenses of your Policy. For example, this rider can be used to fund future Premium Payments if needed while retaining the flexibility to withdraw such funds from the rider without reducing the Policy’s Specified Amount (or being subject to withdrawal fees or Surrender Charges) in the event the funds are not needed due to favorable investment performance. Premiums allocated to the Premium Reserve Rider do not increase the Policy’s Accumulation Value and, therefore, will not decrease the Net Amount at Risk. Since the Net Amount at Risk will not be reduced, current Cost of Insurance Charges will not be reduced. However, the Policy’s death benefit will be increased by the Premium Reserve Rider Accumulation Value less
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Indebtedness. Refer to the section headed “Premium Reserve Rider” in the Riders section of this prospectus for more information about the benefits of this rider.
Risks of Your Policy
Fluctuating Investment Performance.  A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s and Underlying Fund's objective and risk is found in this prospectus and in each Underlying Fund's prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts to the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see “Lincoln Life, The Separate Account and The General Account” or “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
In addition to paying sufficient Premiums and being cognizant of the impact of outstanding Policy Loans and Partial Surrenders on policy values, you also have the No-Lapse Enhancement Rider and the Premium Reserve Rider, briefly noted above and discussed in more detail in the Riders section of this prospectus, to help you manage some of the risk of Policy Lapse.
Decreasing Death Benefit.  Any outstanding Policy Loans and any amount that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Surrender Charges are assessed if you surrender your Policy within the first 10-15 Policy Years. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.
Tax Consequences.  As noted in greater detail in the section headed “Tax Issues”, the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.
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Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Attack. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, (any third party administrator), the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing orders from our website or with the Underlying Funds, impact our ability to calculate values, cause the release and possible destruction of confidential customer or business information, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning and surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge as a percentage of Premiums paid (Premium Load). Note: Includes 3.0% charge for state and federal tax obligations.	When you pay a Premium.	7.0% in Policy Years 1-20 and 4.0% in Policy Years 21 and later. [1]
Surrender Charge* [2]
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Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
A dollar amount per $1,000 of Specified Amount.	For up to 15 years from the Policy Date and up to 15 years from the effective date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Full Surrender of your Policy. For up to 10 years from the Policy Date or up to 10 years from the effective date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Reduction in Specified Amount.
Maximum Charge		$60.00 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco, in year one.		$38.63 per $1,000.
Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.
[1]	The Maximum Sales Charge Imposed on Premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 5.0%. In considering policy-related state taxes components of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.
[2]	During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your Policy.)
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Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk.
Maximum Charge[1]		$83.33 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco, in year one.		$0.00214 per month per $1,000.
Mortality and Expense Risk Charge (“M&E”)	Daily (at the end of each Valuation Day).	A percentage of the value of the Separate Account, guaranteed not to exceed an effective annual rate of 0.60%.[2]
Administrative Fee*	Monthly
Flat Fee; plus		$10 in all years
For the first 10 Policy Years from Policy Date or increase in Specified Amount, a monthly fee per $1,000 of Initial Specified Amount or increase in Specified Amount:
Maximum Charge		$1.61 per $1,000.
Minimum Charge		$0.01 per $1,000.
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco.		$0.17334 per $1,000.
Policy Loan Interest	Annually	4.0% annually of the amount held in the Loan Account.[3]
No-Lapse Enhancement Rider	N/A	There is no charge for this rider.[4]
Overloan Protection Rider	One-time charge when you elect to use the benefit	Maximum charge of 5% of the then current Accumulation Value.[5]
Optional Rider Charges		Individualized based on whether optional rider(s) selected.
Enhanced Surrender Value Rider	Monthly (in Policy Years 2-5 only)
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Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
A dollar amount per $1,000 of Initial Specified Amount.		$0.05 per $1,000.
Estate Protection Rider*	Monthly (in Policy Years 1-4 only)
A dollar amount per $1,000 of Death Benefit.
Maximum Charge[6]		$83.33 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco, in year one.		$0.00214 per $1,000.
Premium Reserve Rider	When you allocate a Premium Payment to this rider	4.0% of each Premium Payment allocated to the rider[7]
	When Rider Accumulation Value is transferred to Policy during Policy Years 1-10[7]	3.0% of amount transferred.
*	Charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.
[1]	Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 5,000% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
[2]	Guaranteed at an effective annual rate of 0.60% in Policy Years 1-10 and 0.20% in Policy Years 11 and beyond.
[3]	Effective annual interest rate of 4.0% in years 1-10 and 3.0% in years 11 and later. Although deducted annually, interest accrues daily. As described in the section headed “Policy Loans”, when you request a Policy Loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company’s General Account. Amounts in the Loan Account are credited interest at an effective annual rate guaranteed not to be less than 3.0%.
[4]	There is no separate charge for the No-Lapse Enhancement Rider. The Cost of Insurance Charge for the Policy has been adjusted to reflect the addition of the rider to the Policy. See No-Lapse Enhancement Rider section for further discussion.
[5]	Accumulation Value of the Policy is the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value. See Policy Values section for detailed discussion of how each value is calculated.
[6]	Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 5,000% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
[7]	Allocations of Premium Payments to the rider are at your discretion. Allocations of Premium Payments to the rider are subject to the 4.0% charge shown in Table II and are not subject to the “Maximum Sales Charge Imposed on Premiums” shown in Table I. This 4.0% charge is called the Premium Reserve Rider Premium Load. Rider Accumulation Value allocated to the Separate Account is subject to the Mortality and Expense Risk Charge (which does not exceed 0.60% for Policy Years 1-10 and 0.20% for Policy Years 11 and later).
Transfers of Accumulation Value from the rider to the Policy are not subject to the “Maximum Sales Charge Imposed on Premiums” shown in Table I, but are subject to a charge of 3.0% of the Accumulation Value transferred if such transfers are made during the first 10 Policy Years. In addition, if you request a loan from the Accumulation Value of this rider, interest is charged at the same rate as for Policy Loans. See Premium Reserve Rider section for further discussion.
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Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	2.40% [1]	0.21%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 1.71%. These waivers and reductions generally extend through April 30, 2016 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.
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LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the
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Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.46% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year Premium and 5% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash
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bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company’s General Account, which supports insurance and annuity obligations.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or
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support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. The success of the advisor’s risk management strategy depends, in part, on the advisor’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Underlying Fund’s benefit. There is no guarantee that the strategy can achieve or maintain the Underlying Fund’s optimal risk targets. The Underlying Fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the Underlying Fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Underlying Fund may not perform as expected. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
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Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-487-1485 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital. (formerly AllianceBernstein VPS Global Thematic Growth Portfolio)
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital. (formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio)
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Capital growth.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	Global Allocation V.I. Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company.*
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Standard Class): Capital appreciation.
•	Smid Cap Growth Series (Standard Class): Long-term capital appreciation.
•	U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Growth Portfolio (Service Class): To achieve capital appreciation.
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•	Mid Cap Portfolio (Service Class): Long-term growth of capital.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return. This fund will be available on or about May 11, 2015. Consult your financial advisor.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Core Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Emerging Markets Managed Volatility Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
(formerly LVIP BlackRock Emerging Markets RPM Fund)
•	LVIP BlackRock Equity Dividend Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
(formerly LVIP BlackRock Equity Dividend RPM Fund)
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock U.S. Opportunities Managed Volatility Fund (Standard Class): Long-term capital appreciation. This fund will be available on or about May 11, 2015. Consult your financial advisor.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation. This fund will be available on or about May 11, 2015. Consult your financial advisor.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Dimensional International Core Equity Fund (Standard Class): Long-term capital appreciation. This fund will be available on or about May 11, 2015. Consult your financial advisor.
•	LVIP Dimensional International Core Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation. (formerly LVIP Dimensional Non-U.S. Equity RPM Fund)
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•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation. This fund will be available on or about May 11, 2015. Consult your financial advisor.
•	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation. (formerly LVIP Dimensional U.S. Equity RPM Fund)
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class)(2): Total return consistent with the preservation of capital.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.
(formerly LVIP Managed Risk Profile Conservative Fund)
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
(formerly LVIP Managed Risk Profile Growth Fund)
•	LVIP Global Income Fund (Standard Class): Current income consistent with the preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
(formerly LVIP Managed Risk Profile Moderate Fund)
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Standard Class)(2): Capital appreciation and current income. (formerly LVIP Invesco Diversified Equity-Income RPM Fund)
•	LVIP Ivy Mid Cap Growth Managed Volatility Fund (Standard Class): Capital appreciation. (formerly LVIP Columbia Small-Mid Cap Growth RPM Fund)
•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation. (formerly LVIP JPMorgan Mid Cap Value RPM Fund)
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class)(2): Long-term growth of capital. (formerly LVIP Multi-Manager Global Equity RPM Fund)
•	LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSgA Conservative Structured Allocation Fund: (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSgA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
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•	LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSgA Global Tactical Allocation Managed Volatility Fund (Standard Class)(2): Long-term growth of capital. (formerly LVIP SSgA Global Tactical Allocation RPM Fund)
•	LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSgA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSgA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSgA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSgA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP Templeton Growth Managed Volatility Fund (Standard Class): Long-term capital growth. (formerly LVIP Templeton Growth RPM Fund)
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class)(2): High level of current income and growth of capital, with an emphasis on growth of capital.
This fund will be available on or about May 11, 2015. Consult your financial advisor.
•	LVIP UBS Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital. (formerly LVIP UBS Large Cap Growth RPM Fund)
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP VIP Mid Cap Managed Volatility Portfolio (Standard Class)(2): Capital appreciation. (formerly LVIP VIP Mid Cap RPM Portfolio)
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth. (formerly LVIP Capital Growth Fund)
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (formerly LVIP Mid-Cap Value Fund)
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	Growth Series (Initial Class): Capital appreciation.
•	Utilities Series (Initial Class): Total return.
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PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return.
*	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
(1)	The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by Licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors and none of SPDJI, Dow Jones, S&P nor their respective affiliates or third party licensors make any representation regarding the advisability of investing in such product(s).
(2)	These are “Fund of Funds” and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new Underlying Fund if:
1)	the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or
2)	the Sub-Account has not attracted significant Owner allocations; or
3)	in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.
We will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced
We may choose to add or remove Sub-Accounts as investment options under the Policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	change the investment objective of the Separate Account;
•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	deregister the Separate Account; or
•	combine the Separate Account with another separate account.
We will notify you of any change that is made.
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Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by an Underlying Fund is contained in each Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge.
The Monthly Deductions are made on the “Monthly Anniversary Day,” which is the Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.
If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction. If payment is not received before the end of the Grace Period, the Policy may lapse. (Please see the “Lapse and Reinstatement” section of this prospectus.)
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Premium Load; Net Premium Payment
We make a deduction from each Premium Payment. This amount, referred to as “Premium Load,” covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 7.0% from each Premium Payment in Policy Years 1-20, and 4.0% in Policy Years 21 and beyond. The Premium Payment, net of the Premium Load, is called the “Net Premium Payment.”
Surrender Charges
A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
The Surrender Charge varies by age of the Insureds, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $60.00 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included with each Policy. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.
The duration of the Surrender Charge is 15 years for Full Surrenders and 10 years for decreases in Specified Amount.
Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 15 years following policy issue, or any increase in Specified Amount.
Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:
A. For decreases in Specified Amount, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease:
1)	occurs after the tenth Policy Anniversary following Policy issue or increase in Specified Amount; or
2)	is caused by a Partial Surrender; or
3)	when added to the sum of all prior decreases, does not exceed 25% of the Initial Specified Amount.
B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:
1)	is the amount of this decrease plus any prior decreases;
2)	is the greater of an amount equal to 25% of the Initial Specified Amount or the sum of all prior decreases;
3)	is the Initial Specified Amount; and
4)	is the then applicable Surrender Charge from the schedule in the Policy.
We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.
If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.
Upon Full Surrender of your Policy following a decrease in Specified Amount, the Surrender Charge will be calculated as the entire amount shown in the Policy Specifications, multiplied by one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the Policy’s value.
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In addition, if your Policy includes the Enhanced Surrender Value Rider, you may surrender your Policy for an enhanced Surrender Value provided under the rider, without being subject to the Policy Surrender Charges.
Any surrender may have tax implications. Consult your tax or other financial advisor before initiating a surrender.
Partial Surrender Fee
No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.
Transfer Fee
For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided written notice in the event that such a change is made.
Mortality and Expense Risk Charge
We assess a daily Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy’s Separate Account Value. The mortality risk assumed is that the Insureds may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated. The charge is guaranteed not to exceed an effective annual rate of 0.60% in Policy Years 1-10 and 0.20% in Policy Years 11 and beyond. The current charge is at an effective annual rate of 0.60% in Policy Years 1-10, 0.20% in Policy Years 11-20, and 0.00% in Policy Years 21 and beyond.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the second Insured’s death under any riders, minus the greater of zero or the Policy’s Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the Policy Month by 1 plus .0.0008295 (the monthly equivalent of an effective annual rate of 1.00%), subtracting the Accumulation Value at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company.
The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s Specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of each Insured. Please note that it will generally increase each Policy Year as the Insureds age. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your
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monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
Administrative Fee
There is a flat Monthly Deduction of $10 in all years.
For the first ten Policy Years from Policy Date or increase in Specified Amount, there is an additional charge that varies with each Insureds' ages, gender, premium class, and benefit selection option percentage, if any. This charge will never exceed $1.61 per $1,000 of Initial Specified Amount or increase in Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Policy Loan Interest
If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 4.0% in years 1-10, 3.0% in years 11 and beyond. The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. We will credit 3.0% interest on the Loan Account Value in all years.
Rider Charges
Enhanced Surrender Value Rider.  There is a monthly charge during Policy Years 2 - 5 of $0.05 per $1,000 of Initial Specified Amount.
Estate Protection Rider.  There is a monthly Cost of Insurance Charge during Policy Years 1-4. This rider uses the same cost of insurance rates as the base policy per $1,000 of death benefit of the Estate Protection Rider.
Overloan Protection Rider.  There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.
Premium Reserve Rider.  We deduct 4.0% from each Premium Payment you direct to this rider. Transfers of Premium Reserve Rider Accumulation Value from this rider to the Policy may be subject to a charge of 3.0% of amount transferred during Policy Years 1 – 10. Premium Reserve Rider Accumulation Value allocated to the Premium Reserve Separate Account is subject to the Mortality and Expense Risk Charge not to exceed 0.60% for Policy Years 1-10 and 0.20% for Policy Years 11 and later.
In addition, if you request a loan from the Premium Reserve Rider Accumulation Value, interest is charged at the same rate as for Policy Loans.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the second Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages. These pages provide important information about your Policy such as: the identity of the Insureds and Owner; Policy Date; the Initial Specified Amount; the death benefit option selected; issue ages; Planned Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage
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under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insureds will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on authorization for telephone transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insureds and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insureds. Based on our review of medical information about the proposed Insureds, we may decline to provide insurance, or we may place the proposed Insureds in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the age, gender and underwriting category of the Insureds.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when each Insured is at least age 20 and at most age 85. Age will be determined by the nearest birthday of each Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We, or our agent, may also ask to see your driver's license, photo i.d. or other identifying documents.
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Owner
The Owner on the Date of Issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
2)	optional riders;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as at least one of the Insureds is living. These rights generally include the power to select the Beneficiary, request Policy Loans,  make Partial Surrenders, Surrender the Policy entirely,  request a Reduction in Specified Amount, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right to Examine Period
You may return your Policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the “Right to Examine Period”. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.
If your Policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $250,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts.
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During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging or Automatic Rebalancing program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:
1)	25% of the Fixed Account Value as of the immediately preceding Policy Anniversary, or
2)	the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.
Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so. We reserve the right to waive these transfer restrictions from the Fixed Account at any time. Please contact your financial advisor to determine if a waiver is currently in effect.
Requests for transfers may be made in writing or by telephone, if you have previously authorized telephone transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other
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persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 to 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect
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market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
Optional Sub-Account Allocation Programs
You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.
Dollar Cost Averaging systematically transfers specified dollar amounts during the first Policy Year from the money market Sub-Account  or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.
If Dollar Cost Averaging is desired, it must be elected at issue.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;
2)	seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;
3)	on the first Policy Anniversary; or
4)	if your Policy is surrendered or otherwise terminates.
From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your financial advisor to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect Owners currently participating in the Dollar Cost Averaging program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. Your Policy will be issued with Automatic Rebalancing. When Automatic Rebalancing is
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in effect, all Net Premium Payments allocated to the Sub-Accounts and Fixed Account will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic Rebalancing do not count against the number of free transfers available.
Automatic Rebalancing is available only on a quarterly basis. Automatic Rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating Automatic Rebalancing will terminate the No-Lapse Enhancement Rider attached to your Policy. Refer to the “Riders” section of this prospectus for more information.
Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.
Enhanced Surrender Value Rider.   If desired, you must select this rider when you initially apply for insurance. The rider provides an enhanced Surrender Value without imposition of a Surrender Charge if you fully surrender your Policy during the first five Policy Years (the “Enhanced Surrender Value Period”). This rider does not provide for enhanced Surrender Value for Partial Surrenders, loans, or in connection with the exchange of this Policy for any other policy. This rider will terminate at the earliest of the Full Surrender of the Policy for the benefit provided by this rider; the end of the fifth Policy Year; lapse of the Policy; or exchange, replacement, or any termination of the Policy. In Policy Years 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider.
If the Policy is fully surrendered at any time during the Enhanced Surrender Value Period, the Surrender Value payable on the date your Policy is surrendered will equal:
1)	the Policy's Accumulation Value; minus
2)	Indebtedness.
The following example demonstrates hypothetical Accumulation Values and Surrender Values with and without the Enhanced Surrender Value Rider during the first five Policy Years of the Policy described below:
Sample Policy
•	Insured: Male and Female - Both Standard Non-tobacco, age 55
•	Specified Amount: $1,000,000
•	Benefit Selection Option: Not Elected
•	Planned annual Premium Payment: $35,000 for 5 years
•	No Indebtedness

End of Year	Accumulation Value Without ESV Rider	Surrender Value Without ESV Rider	Accumulation Value With ESV Rider	Surrender Value With ESV Rider
1	$32,413	$0	$32,413	$32,413
2	$66,926	$29,313	$66,304	$66,304
3	$103,664	$67,071	$102,380	$102,380
4	$142,766	$107,202	$140,775	$140,775
5	$184,379	$149,853	$181,632	$181,632
Supplemental Survivorship Term Insurance Rider (Estate Protection Rider).   If desired, you must select this rider when you initially apply for insurance. The rider provides term insurance coverage in the amount you select (the “Term Insurance Benefit Amount”) which ends on the fourth anniversary of the Effective Date of the rider. Upon
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death of the second Insured, we will pay the Term Insurance Benefit Amount, in addition to Death Benefit Proceeds payable pursuant to the death benefit option in effect on the Policy.
There is a monthly Cost of Insurance Charge for this coverage during Policy Years 1-4. This rider uses the same cost of insurance rates as the base Policy and is a charge per $1,000 of death benefit as provided by this rider.
This rider terminates on the earliest of:
1)	the date you request termination of the rider;
2)	when your Policy lapses;
3)	when your Policy is fully surrendered;
4)	on the fourth anniversary of the Effective Date of the rider; or
5)	the second death.
If your Policy is reinstated, this rider will likewise be reinstated. However, sufficient Premium must be paid to cover the Monthly Deduction including monthly rider costs.
No-Lapse Enhancement Rider:   We will automatically issue this rider with your Policy. There is no charge for this rider. This rider provides you with a limited benefit in the event that your Policy would otherwise lapse. Please note that it does not provide any additional death benefit amount or any increase in your policy value. Also, it does not provide any type of market performance guarantee. While this rider is effective, there are certain requirements and limitations that are imposed which may restrict the allocations you may wish to make. These are described in the “Allocation Requirements” section below.
The rider’s benefit: The rider consists of the No-Lapse Value provision (the “No-Lapse Value Provision”) and the Reset Account Value provision (the “Reset Account Value Provision”). Under this rider, if the Policy’s Net Accumulation Value is insufficient to cover the Monthly Deductions, your Policy will not lapse as long as either the No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero. If either the No-Lapse Value and the Reset Account Value, less any Indebtedness, are zero or less, this rider will not prevent your Policy from lapsing. The “No-Lapse Value” and “Reset Account Value” are reference values only and are determined as described below using Reference Rates and fees unique to each provision. These Reference Rates and fees are fixed at issue for the life of the Policy and are different from the rates and fees we use to calculate the Accumulation Value of the Policy.
How long the protection lasts: The duration of lapse protection provided by this rider will be determined monthly by projecting the first Monthly Anniversary Day on which future deductions for rider rates and fees would cause both the No-Lapse Value and Reset Account Value to reach zero. The duration will vary based on the amount and timing of Net Premium Payments that are paid, interest credited, the amount of any Partial Surrenders, and rates and fees for the rider. Payment of Premiums higher than the Planned Premium and interest credited on Net Premiums will increase the duration of lapse protection. Partial Surrenders and the costs of other riders which have their own charges will reduce the duration of lapse protection. Also, the duration of lapse protection provided by this rider may be reduced if:
a.	Premiums or other deposits are not received on or before their due date;
b.	any Indebtedness exists; or
c.	you initiate any policy change that decreases the No-Lapse Value or Reset Account Value; in addition to Partial Surrenders, these include but are not limited to changes in Specified Amount and changes in the Death Benefit Option you have selected.
You may obtain information about your Policy’s current duration of lapse protection by requesting a personalized policy illustration from your financial advisor.
Impact on Death Benefit Proceeds: If the Net Accumulation Value is sufficient to cover current Monthly Deductions and any accumulated but not deducted Monthly Deductions, (see “What happens when the rider’s benefits go into
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effect”, below), the death benefit payable will be determined using the Death Benefit Proceeds defined under the Policy. See section headed “Death Benefits” for more information. If the Net Accumulation Value is insufficient to cover current Monthly Deductions and any accumulated but not deducted Monthly Deductions, this rider’s No-Lapse Value and Reset Account Value will be referenced to determine whether either provision will prevent your Policy from lapsing.
Each provision triggers a different death benefit, which are different from the Death Benefit Proceeds otherwise applicable under the Policy. If the requirements of only one of these provisions are met, the Death Benefit Proceeds payable will be calculated under that provision. If the requirements of both of these provisions are met, the Death Benefit Proceeds payable will be the greater of the Death Benefit Proceeds calculated under each provision.
If the second Insured dies while the No-Lapse Provision is maintaining the Policy in force, the Death Benefit Proceeds will be equal to the Guaranteed Minimum Death Benefit (“GMDB”) described below less any Indebtedness and Partial Surrenders (i.e. withdrawals) plus any Death Benefit Proceeds payable under any other rider(s), if applicable. The GMDB is equal to the Policy’s Initial Specified Amount shown in the Policy Specifications. If the current Specified Amount is decreased below the Initial Specified Amount, the GMDB will automatically be decreased to an amount equal to the reduced Specified Amount. The GMDB decrease will become effective on the same date as the decrease in current Specified Amount. You cannot request an increase in the GMDB.
If the second Insured dies while the Reset Account Value Provision is maintaining the Policy in force, the Death Benefit Proceeds will be equal to the greater of:
a.	the Reset Death Benefit described below, less any Indebtedness and Partial Surrenders (i.e. withdrawals) plus any Death Benefit Proceeds payable under any rider(s), if applicable, or
b.	an amount equal to the Reset Account Value multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications, less any Indebtedness and Partial Surrenders (i.e. withdrawals) plus any Death Benefit Proceeds payable under any rider(s), if applicable.
The Reset Death Benefit on the Policy Date equals the Initial Specified Amount shown in the Policy Specifications. If the current Specified Amount is decreased below the Reset Death Benefit, the Reset Death Benefit will automatically be decreased to an amount equal to the new reduced Specified Amount. The Reset Death Benefit decrease will become effective on the same date as the decrease in current Specified Amount.
What happens when the rider’s benefits go into effect: During any time that this rider is preventing the Policy from Lapse, the following will occur as applicable:
a.	Monthly Deductions will continue to be accumulated, but will not be deducted. The Net Accumulation Value will not be less than zero. Cost of Insurance rates will not be charged on an amount greater than the death benefit at the beginning of the Policy Month. Any Death Benefit Proceeds payable will not be reduced by the accumulated unpaid Monthly Deductions.
b.	Loan interest will continue to accrue and will be added to the total amount of Indebtedness.
At such time that this rider is no longer preventing Lapse, or upon termination of the No-Lapse Enhancement Rider, whichever occurs first, any accumulated unpaid Monthly Deductions will need to be repaid in addition to the amount described in the Grace Period provision in order to keep the Policy in force.
Impact on the Policy’s Grace Period: The Grace Period provision of the Policy will begin on the Monthly Anniversary Day on which the No-Lapse Value, less Indebtedness, and the Reset Account Value, less Indebtedness, are less than or equal to zero and the Policy has met the conditions for entering the Grace Period as described in the Policy’s Grace Period provision. You will be notified of the pending Lapse as provided under that provision.
Allocation Requirements: While this rider is effective, there are certain requirements and limitations that are imposed which may restrict the allocations you may wish to make. If you do not comply with these allocation requirements, the rider will terminate. If the rider terminates, the Policy will remain in force only if the Accumulation Value is sufficient to cover the Monthly Deductions.
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Automatic Rebalancing will be in effect when the Policy is issued and you must maintain Automatic Rebalancing in order to keep this rider in effect. If you discontinue Automatic Rebalancing after the Policy is issued, this rider will terminate. (Refer to the section headed “Optional Sub-Account Allocation Programs” for more information about Automatic Rebalancing.)
We reserve the right to restrict your allocations to certain Sub-Accounts to a maximum of 40% of the Policy’s Accumulation Value in order to keep the rider in effect. While we currently do not restrict your allocation rights, if such a restriction is imposed, your Policy will include a listing of the Sub-Accounts (as of the Policy Date) to which allocations are being restricted. The decision to impose this restriction will be based on an annual review of the Separate Account investments of all Owners of this product. If we determine that the investments of all Owners are highly concentrated in certain Sub-Accounts, then the Sub-Accounts with higher concentrations than anticipated will be subject to the restriction. Any restriction will apply to all Owners of this product. If such a restriction is put in place after your Policy Date, you will be notified in writing and advised if it is necessary to reallocate the Policy’s Accumulation Value or subsequent Premium Payments among the Sub-Accounts which are not subject to the restriction. We will not reallocate the Accumulation Value to comply with any such restriction except pursuant to your instructions. You may provide instructions for reallocation in writing, or by telephone, if you have previously authorized telephone transfers in writing. If you choose not to reallocate the Accumulation Value of your Policy to comply with a Sub-Account restriction, the rider will terminate.
How we determine the No-Lapse Value: The No-Lapse Value is a reference value only (and it may become less than zero). It is not used in determining the Accumulation Value or death benefit provided by the Policy. On each Monthly Anniversary Day, the No-Lapse Value will be calculated as (1), plus (2), minus (3), plus (4), minus (5), minus (6) where:
1.	is the No-Lapse Value on the preceding Monthly Anniversary Day;
2.	is all Premiums received since the preceding Monthly Anniversary Day and is either increased by the No-Lapse Value Premium Credit or decreased by the No-Lapse Value Premium Load based on Policy Years as shown in the Policy Specifications;
3.	is the amount of any Partial Surrenders (i.e. withdrawals) since the preceding Monthly Anniversary Day;
4.	is accumulated No-Lapse Value Credited Interest described below;
5.	is the No-Lapse Monthly Deduction described below for the month following the Monthly Anniversary Day; and
6.	is the Surrender Charge, if any, as determined from the Table of Surrender Charges shown in the Policy Specifications for any decrease in Specified Amount on the Monthly Anniversary Day.
On any day other than a Monthly Anniversary Day, the No-Lapse Value will be (1), plus (2), less (3), plus (4).
The No-Lapse Value on the Policy Date will be the initial Premium received, plus the No-Lapse Value Premium Credit, less the No-Lapse Monthly Deduction for the first Policy Month.
We will credit No-Lapse Value Credited Interest to the No-Lapse Value daily. The interest rate applied to loaned and unloaned funds is shown in the Policy Specifications.
The No-Lapse Value Monthly Deduction for a Policy Month will be calculated as (1) plus (2) where:
1.	is the No-Lapse Value Cost of Insurance as described below, plus the cost of any additional benefits provided by rider for the Policy Month; and
2.	is the No-Lapse Monthly Administrative Fee shown in the Policy Specifications.
The No-Lapse Value Cost of Insurance under this rider is determined on a monthly basis. Such cost will be the result of (1) minus (2), multiplied by (3), and divided by 1,000, where:
1.	is the No-Lapse Death Benefit Value described below at the beginning of the Policy Month, divided by the Net Amount at Risk Discount Factor shown in the Policy Specifications;
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2.	is the No-Lapse Value at the beginning of the Policy Month after the deduction of the No-Lapse Monthly Administrative Fee but prior to the deduction for the monthly No-Lapse Cost of Insurance, or zero if the No-Lapse Value is less than zero, and
3.	is the applicable No-Lapse Factor described in the Policy Specifications. The No-Lapse Factor may be modified by the Table of Funding Level Threshold Percentages and resulting reduction factor, if applicable, as described in the Policy Specifications.
The No-Lapse Death Benefit Value is calculated in the same manner as the death benefit described in the Policy’s Death Benefit Proceeds provision and Death Benefit Options provision, using the No-Lapse Value in lieu of the Accumulation Value. While the No-Lapse Death Benefit Value is used to determine the monthly No-Lapse Value Cost of Insurance; it is not used to determine the death benefit provided by the Policy or the rider.
The Funding Level, mentioned above, is measured by dividing the No-Lapse Value on the Monthly Anniversary Day by the current Specified Amount. The Funding Level is used in the Table of Funding Level Threshold Percentages shown in the Policy Specifications to determine if the No-Lapse Factor will be modified by a reduction factor. The No-Lapse Factor is used to calculate the No-Lapse Cost of Insurance.
How we determine the Reset Account Value: The Reset Account Value is a reference value (which may become less than zero) and is not used in determining the Accumulation Value or death benefit provided by the Policy. On each Monthly Anniversary Day, the Reset Account Value will be calculated as (1), plus (2), minus (3), plus (4), minus (5), minus (6) where:
1.	is the Reset Account Value on the preceding Monthly Anniversary Day;
2.	is all Premiums received since the preceding Monthly Anniversary Day, less the Reset Account Value Premium Load shown in the Policy Specifications;
3.	is the amount of any Partial Surrenders (i.e. withdrawals) since the preceding Monthly Anniversary Day;
4.	is accumulated Reset Account Value Credited Interest, as described below;
5.	is the Reset Account Value Monthly Deduction described below for the month following the Monthly Anniversary Day; and
6.	is the Surrender Charge, if any, as determined from the Table of Surrender Charges shown in the Policy Specifications for any decrease in Specified Amount on the Monthly Anniversary Day.
On any day other than a Monthly Anniversary Day, the Reset Account Value will be (1), plus (2), less (3), plus (4).
The Reset Account Value on the Policy Date will be the initial Premium received, less the Reset Account Premium Load, less the Reset Account Monthly Deduction for the first Policy Month.
On each Policy Anniversary, the Reset Account Value may increase to reflect positive investment performance. If the Reset Account Value on that Policy Anniversary is less than the Accumulation Value on that same Policy Anniversary, the Reset Account Value will be reset to equal the Accumulation Value.
We will credit Reset Account Value Credited Interest to the Reset Account Value daily. The interest rate applied to loaned and unloaned funds is shown in the Policy Specifications.
The Reset Account Monthly Deduction for a Policy Month will be calculated as (1) plus (2), where:
1.	is the Reset Account Value Cost of Insurance as described below, plus the cost of any additional benefits provided by rider for the Policy Month; and
2.	is the Reset Account Monthly Administrative Fee shown in the Policy Specifications.
The Reset Account Value Cost of Insurance under this rider is determined on a monthly basis. Such cost will be the result of (1) minus (2), multiplied by (3), and divided by 1,000, where:
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1.	is the Reset Account Death Benefit Value at the beginning of the Policy Month, divided by the Net Amount at Risk Discount Factor shown in the Policy Specifications;
2.	is the Reset Account Value at the beginning of the Policy Month after the deduction of the Reset Account Monthly Administrative Fee but prior to the deduction for the monthly Reset Account Value Cost of Insurance, or zero if the Reset Account Value is less than zero, and
3.	is the Reset Account Factor as described in the Policy Specifications.
The Reset Account Death Benefit Value is calculated in the same manner as the death benefit described in the Policy’s Death Benefit Proceeds provision and Death Benefit Options provision, using the Reset Account Value in lieu of the Accumulation Value. The Reset Account Death Benefit Value is used only to determine the monthly Reset Account Value Cost of Insurance; it is not used to determine the death benefit provided by the Policy or this rider.
When will the rider terminate: The rider and all rights provided under it will terminate automatically on the first of the following to occur:
1.	the younger Insured reaches age 121;
2.	the surrender or other termination of the Policy;
3.	you request to terminate Automatic Rebalancing;
4.	you use the money market Sub-Account other than as described in the Allocation Requirement above; or
5.	An allocation restriction, described in the Allocation Requirements section above is imposed and you do not take corrective action within 61 days after the date of mailing of the notice of the imposition of such restriction.
(If this rider terminates due to item (1) above, coverage will continue as described in the Continuation of Coverage section of this prospectus, and the Death Benefit Proceeds available under this rider will continue to apply.) If the Policy terminates and is reinstated, the rider will likewise be reinstated unless the rider had terminated before the Policy terminated.
Benefit Selection Option. When you apply for the Policy, you may elect the Benefit Selection Option.
With this option, you can choose to strike a balance between a potentially greater Accumulation Value and the death benefit protection provided by the No-Lapse Enhancement Rider. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the charges for the Monthly Administrative Fee deducted from your Policy and thereby reduce the cost of the death benefit provided by your Policy. Therefore, if you elect to reduce the death benefits provided by this rider by electing a Benefit Selection Option percentage greater than zero, you will reduce the monthly charges deducted from your Policy’s Accumulation Value.
By reducing the monthly charges deducted from your Policy’s Accumulation Value, you have the opportunity to have a larger Accumulation Value allocated to the Fixed Account and invested in the Sub-Accounts, but will receive a reduced death benefit protection provided by the No-Lapse Enhancement Rider.
When you elect this option, you choose to reduce the benefits provided by the No-Lapse Enhancement Rider in exchange for reduced Monthly Administrative Fees. The reduced Policy Monthly Administrative Fee will be displayed in your Policy Specifications. However, when the Benefit Selection Option is elected, your choice of a Benefit Selection Option percentage greater than zero will increase the No-Lapse Monthly Administrative Fees, and, therefore, the Premiums which you must pay in order to meet the requirements of the No-Lapse Enhancement Rider will increase. (Refer to the section headed “No-Lapse Enhancement Rider” for discussion of how rider values are calculated.) The higher the percentage you select for the Benefit Selection Option, the larger the increase in the No-Lapse Monthly Administrative Fees and the higher the Premiums you must pay in order to meet the requirements of the rider.
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The following example shows two Policies on the same Insureds. In the first example, the Benefit Selection Option was not elected; and in the second example the Benefit Selection Option was elected:
Male and Female – Both Standard Non-tobacco, age 55
Benefit Selection Option	Monthly Administrative Fee	No-Lapse Monthly Administrative Fee	Result
Election: None	$0.1733 per thousand of Specified Amount (higher)	$0.0992 per thousand of Specified Amount (lower)	This option offers the best No-Lapse Protection available. The price of the protection is reflected in the higher Monthly Administrative Fee.
Election: 100%	$0.0267 per thousand of Specified Amount (lower)	$0.1592 per thousand of Specified Amount (higher)	This option offers the least amount of No-Lapse Protection. The Monthly Administrative Fee is reduced in exchange. Therefore, this option allows more money to be invested in the Sub-Accounts or allocated to the Fixed Account. However, the Premiums which you must pay in order to satisfy the No-Lapse requirements of the rider will increase.
You elect this option by selecting a percentage from 1 to 100%. This election must be made at policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your Policy is best shown in an illustration. Please ask your registered representative for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.
If elected, the percentage you select under this option will be shown in your Policy Specifications. Once your Policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.
Overloan Protection Rider.   If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.
We will automatically issue this rider with your Policy if the death benefit qualification test chosen is the Guideline Premium Test. This rider is not available with the Cash Value Accumulation Test. There is no charge for adding this rider to your Policy. However, if you choose to elect this benefit, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.
Premium Reserve Rider:  We will automatically issue this rider with your Policy in states where it is available. The rider allows you to pay Premiums in addition to those you plan to pay for your Policy and to have such amounts accumulate in the same manner as if they had been allocated to your Policy without, as detailed in the rider, being subject to all charges and expenses of your Policy. For example, this rider can be used to fund future Premium Payments if needed while retaining the flexibility to withdraw such funds from the rider without reducing the Policy’s Specified Amount (or being subject to Surrender Charges) in the event the funds are not needed due to favorable investment performance. Premiums allocated to the Premium Reserve Rider do not increase the Policy’s Accumulation Value and, therefore, will not decrease the Net Amount at Risk. Since the Net Amount at Risk will not be reduced, current Cost of Insurance Charges will not be reduced. However, the Policy’s death benefit will be increased by the Premium Reserve Rider Accumulation Value less Indebtedness. The Premium Reserve Rider Accumulation Value is the sum of the (i) values of Sub-Accounts created for the rider which, but for having been
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created specifically for the rider, are in all other respects identical to the Sub-Accounts (the “Premium Reserve Rider Sub-Accounts”), and (ii) values held in the portion of the Fixed Account created specifically for the rider (the “Premium Reserve Rider Fixed Account”).
A Premium Load of 4.0% (known as the Premium Reserve Rider Premium Load) will be deducted from each amount allocated to this rider.
Net Premium Reserve Rider Premiums will be allocated to the Premium Reserve Rider Sub-Accounts and/or the Premium Reserve Rider Fixed Account using the same Premium allocation instruction that you have provided to us for allocating Premiums which you direct to your Policy.
Calculations of the values of the Premium Reserve Rider Sub-Accounts apply the same daily Mortality and Expense Risk Charge as would have been deducted if the Premiums had been allocated to your Policy; however, the Monthly Deductions for your Policy, which include charges for the cost of insurance and the Administrative Fee, and charges for riders to your Policy other than this rider will not be reflected.
You may request us to transfer all or part of the Premium Reserve Rider’s Accumulation Value to your Policy at any time. Transfers of the rider’s Accumulation Value to your Policy are subject to a deduction of 3.0% from each amount transferred (the 3.0% charge is called the Premium Reserve Rider transfer load) if such transfers are made (either automatically, as discussed below, or at your request) in the first ten Policy Years.
No other policy charges or fees will be deducted from the amount allocated to the Premium Reserve Rider.
In addition, after Policy Year 10, subject to certain limitations (which relate to meeting the requirement that sufficient value remains to maintain the duration of lapse protection provided under the No-Lapse Enhancement Rider until the second Insured reaches age 121 – see section headed “No-Lapse Enhancement Rider”), you may request transfers from the Policy’s Net Accumulation Value to the Premium Reserve Rider for allocation to the Premium Reserve Rider's Sub-Accounts and Fixed Account. Transfers between the Policy and the rider will not be counted against the number of free transfers permitted by the Policy.
The rider provides for the automatic transfer of the entire Accumulation Value of the rider to the Policy in the event:
1)	the Net Accumulation Value under your Policy is insufficient to maintain your Policy in force and the No-Lapse Enhancement Rider described above is not at the time preventing your Policy from lapsing; and
2)	you do not pay at least the amount set forth in the Lapse Notice and your payment is not received by us before the end of the Grace Period.
If the Premium Reserve Rider Accumulation Value (less the Premium Reserve Rider transfer load of 3.0% if the transfer is made during the first 10 Policy Years) on the day the Grace Period ends is insufficient to meet the amount then due, your Policy will lapse without value.
If this rider is in force at the time you request a loan on or Partial Surrender of your Policy, any such loan or Partial Surrender will be made first from any Premium Reserve Rider Accumulation Value and when the Premium Reserve Rider Accumulation Value is reduced to zero, then from the Accumulation Value of your Policy. Loan interest will be charged and credited to any Premium Reserve Rider loans on the same basis as the Policy. Please refer to the section headed “Policy Loans” for a more detailed discussion of Policy Loans, including interest charged on Policy Loans.
In the event of the death of the second Insured while the rider is in force, any Premium Reserve Rider Accumulation Value less Indebtedness on the date of death will be added to the death benefit if Death Benefit Option 1 is in force and will be added to the Policy’s Accumulation Value less Indebtedness on the date of death if Death Benefit Option 2 is in force. If the death benefit is paid pursuant to the No-Lapse Enhancement Rider, the Premium Reserve Rider Accumulation Value less Indebtedness will be added to the death benefit payable under that rider.
The Premium Reserve Rider will terminate at the earlier of the date your Policy terminates; the date the entire Premium Reserve Rider Accumulation Value is automatically transferred to your Policy to maintain your Policy in
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force; or your written request to terminate the rider is received. Once terminated, the rider may not be reinstated, and no further Premium Payments may be allocated to it.
Finally, the amount of Premiums you may pay, whether you direct them to your Policy or to your Premium Reserve Rider, are subject to limits which are discussed in the Tax Issues section of the prospectus.
As with your Policy, you bear the risk that the investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Accumulation Value of the rider and, therefore, the amount of rider Accumulation Value which may be available to prevent your Policy from lapsing or for providing policy benefits.
The Premium Reserve Rider, as discussed above, can help provide additional protection against lapse of your Policy. The Premium Reserve Rider Accumulation Value generated by the additional Premiums you pay to the rider may be transferred to the Policy either through (i) your voluntarily requesting us to transfer available Premium Reserve Rider Accumulation Value to the Policy in the amount needed to prevent lapse (because, for example, you do not have the funds outside of the Policy to make the Premium Payment required to keep the Policy in force), or (ii) the rider’s provision for automatically transferring all available Premium Reserve Rider Accumulation Value to the Policy should those values be needed to prevent lapse of the Policy (because, for example, the payment you do make either is less than the amount requested or is not received by the time set by the terms of the Policy). However, as noted above, if such values are transferred pursuant to the Premium Reserve Rider’s automatic transfer provision, the Premium Reserve Rider will terminate, and the Owner will permanently lose the ability to allocate any future Premium Payments to the rider.
As a hypothetical example of how the Premium Reserve Rider might help prevent lapse of your Policy, assume that you have had your Policy for 11 years and that you have allocated additional Premiums to the rider so that your Premium Reserve Rider Accumulation Value at the end of Policy Year 11 is $25,000. Further assume that the No-Lapse Enhancement Rider is no longer preventing your Policy from lapsing, that the Premium required to maintain your Policy in force that is due at the beginning of Policy Year 12 is $15,000, and that you have decided that you wish to minimize your current cash outlays. If you do not pay the $15,000 Premium, you will receive a Lapse Notice which will tell you that you need to make a Premium Payment of $15,000 to your Policy. If you wish, you could request (before the end of the Grace Period) that we transfer $15,000 of the Premium Reserve Rider Accumulation Value to the Policy. If you do not so request, we will automatically transfer the entire Premium Reserve Rider Accumulation Value of $25,000 to the Policy (and your Premium Reserve Rider will terminate). In this example, the transfer of $15,000 from your Premium Reserve Rider Accumulation Value to your Policy will avoid lapse of the Policy.
As a further hypothetical example, again assume that you have had your Policy for 11 years but that you have allocated fewer additional Premiums to the rider so that your Premium Reserve Rider Accumulation Value is $10,000. Continuing the assumption that the No-Lapse Enhancement Rider is no longer preventing your Policy from lapsing, that the Premium required to maintain your Policy in force that is due at the beginning of Policy Year 12 is $15,000, and that you wish to minimize your current cash outlays, your Premium Reserve Rider Accumulation Value would provide (either by transfer at your specific request or through automatic transfer) $10,000 towards the Premium due. But in this example, you would have to then pay the balance of the Premium due, that is $5,000, to us from your savings or from another source outside of the Policy to avoid lapse of your Policy.
You should discuss with your financial advisor the needs which purchasing the Policy will meet, including the need to provide to beneficiaries a guaranteed death benefit which does not depend upon growth of the Policy’s Accumulation Value. Policy illustrations, which the financial advisor can prepare, will help determine the amount of Premiums which should be allocated to paying the costs of the Policy for the death benefit you need. Once that need for a guaranteed death benefit is met and Premium requirements determined, the Owner then could consider whether to allocate additional funds to the rider.
You should carefully weigh the balance between allocating Premiums to the Policy and Premiums to the rider. Premiums allocated to the Premium Reserve Rider may be withdrawn without reducing the Specified Amount (which might be the case if those Premiums had been allocated to the Policy). In addition, Premiums allocated to
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the rider initially are charged only with the 4.0% Premium Reserve Rider Premium Load and will only be charged the 3.0% Premium Reserve Rider Transfer Load if transfers are voluntarily made during the first 10 Policy Years (or are automatically transferred to help prevent Policy Lapse). And Premiums allocated to the rider become part of the Premium Reserve Rider Accumulation Value and that value (less any Indebtedness) would be paid upon the death of the second Insured in addition to the death benefit paid.
However, Premiums allocated to the rider do not increase the Policy’s Accumulation Value and, therefore, would not reduce the Cost of Insurance Charges. An illustration can show the impact that paying a higher level of Premiums would have on the Policy’s cost of insurance: that is as Accumulation Values in the Policy increase (through positive investment results and/or allocating more Premiums to the Policy), the Net Amount at Risk (that is, the difference between the death benefit and the Accumulation Value) will decrease, thereby decreasing the Cost of Insurance Charges. Decreasing policy charges increases the amount of the Policy’s Accumulation value available for allocation to the Sub-Accounts, and thereby increases the amount available for investment, subject to your tolerance for risk.
Your financial advisor can prepare illustrations which would reflect the potential impact that different allocations of Premium between the Policy and the Premium Reserve Rider might have, as well as illustrate the impact rates of return selected by you might have on the Policy’s benefits and the rider’s Accumulation Value.
Continuation of Coverage
If at least one of the Insureds is still living when the younger Insured attains, or would have attained, age 121, and the Policy is still in force and has not been surrendered, the Policy will remain in force until policy surrender or death of the second Insured. There are certain changes that will take place:
1)	we will no longer accept Premium Payments;
2)	we will make no further deductions;
3)	policy values held in the Separate Account will be transferred to the Fixed Account;
4)	we will continue to credit interest to the Fixed Account; and
5)	we will no longer transfer amounts to the Sub-Accounts.
However, loan interest will continue to accrue. Provisions may vary in certain states.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the second Insured; or
3)	failure to pay the necessary amount of Premium to keep your Policy in force.
State Regulation
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation
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Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus). Premiums may be paid any time before the younger Insured attains, or would have attained, age 121, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus).
The initial Premium must be paid for policy coverage to be effective.
Allocation of Net Premium Payments
Your “Net Premium Payment” is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on a form provided by us for that purpose. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time.
The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the “Valuation Period” in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m., Eastern Time, unless the New York Stock Exchange closes earlier.
The Valuation Period is the time between “Valuation Days”. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.
You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the Specified Amount and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the Policy, the Cash Value Accumulation Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
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Policy Values
Policy value in your variable life insurance policy is also called the Accumulation Value.
The Accumulation Value equals the sum of the Fixed Account Value, Separate Account Value, and Loan Account Value. At any point in time, the Accumulation Value reflects:
1)	Net Premium Payments made;
2)  the amount of any Partial Surrenders;
3)  any increases or decreases as a result of market performance of the Sub-Accounts;
4)  interest credited to the Fixed Account or the Loan Account;
5)  persistency bonuses on Net Accumulation Value in Fixed Account and the Sub-Accounts beginning in Policy Year 21; and
6)  Monthly Deductions; and
7)  all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Underlying Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited daily at the greater of a rate of 0.00272616% (equivalent to a compounded annual rate of 1.00%) or a higher rate determined by the Company.
The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 3.0% in all years.
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The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Persistency Bonus
On each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in Policy Year 21, we will credit a persistency bonus to Net Accumulation Values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.15% of the values in each Sub-Account and the Fixed Account on the Monthly Anniversary Day. In the event that you have allocated Premiums Payments to the Premium Reserve Rider, beginning with the first Monthly Anniversary Day in Policy Year 21, a persistency bonus, calculated as described above, will be credited to the Premium Reserve Rider Net Accumulation Value. The persistency bonus is based on reduced costs in later Policy Years that we can pass on to policies that are still in force. Our payment of the persistency bonus will not increase or affect the charges and expenses of your Policy or any riders other than by virtue of increasing the Sub-Account values and Accumulation Value upon which certain charges and expenses of the Policy are based.
Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value, and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The “Death Benefit Proceeds” is the amount payable to the Beneficiary upon the death of the second Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges (such as Monthly Deductions), if any, are deducted from the Death Benefit Proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider, Premium Reserve Rider and the Estate Protection Rider may impact the amount payable as Death Benefit Proceeds in your Policy. As discussed in more detail in the “Riders” section of this prospectus, the No-Lapse Enhancement Rider may provide a death benefit which differs from that paid under the Policy.  The Premium Reserve Rider Accumulation Value, if any, less any Indebtedness under the Premium Reserve Rider, will be added to the Policy’s Death Benefit Proceeds.  If the Policy’s death benefit is paid pursuant to the terms of the No-Lapse Enhancement Rider, the Premium Reserve Rider Accumulation Value, if any, less any Indebtedness under the Premium Reserve Rider, will be added to the death benefit payable under the terms of that rider. The Estate Protection Rider's Term Insurance Benefit Amount, if any, will be added to the Policy's Death Benefit Proceeds pursuant to the terms of the Estate Protection Rider.
Death Benefit Proceeds
The Death Benefit Proceeds payable upon the death of the second Insured will be the greater of:
1)	the amount determined by the death benefit option in effect on the date of the death of the second Insured, less any Indebtedness; or
2)	an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications, less any Indebtedness. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)
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Death Benefit Options
Two different death benefit options are available. You may choose the death benefit option at the time you apply for your Policy. If you do not choose a death benefit option at that time, Death Benefit Option 1 will apply. You may only elect Death Benefit Option 2 at the time you apply for your Policy. (See discussion under heading “Changes to the Initial Specified Amount and Death Benefit Options” for details as to changes you are permitted to make in your choice of death benefit option after your Policy has been issued.)
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount (a minimum of $250,000) level death benefit on the date of the second Insured's death, less any Partial Surrenders after the date of second death.	None; level death benefit.
2	Sum of the Specified Amount plus the Net Accumulation Value as of the date of the second Insured’s death, less any Partial Surrenders after the date of second death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the Sub-Accounts or the interest credited to the Fixed Account.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply.
Your choice of death benefit option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the “Net Amount at Risk”. The Net Amount at Risk for your Policy is the difference between the Specified Amount and the Accumulation Value of your Policy. Therefore, for example, if you choose Death Benefit Option 1, and if your Policy Accumulation Value increases (because of positive investment results), your Cost of Insurance Charge will be less than if your Policy Accumulation Value did not increase or declined. (See section headed “Cost of Insurance” for discussion of Cost of Insurance Charges.)
The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force. Policy Indebtedness includes loans under the Policy and Premium Reserve Rider Indebtedness includes loans under the Premium Reserve Rider.
Partial Surrenders may also reduce the death benefit payable under any of the death benefit options (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender will have on the death benefit payable under each option.)
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. Any increase in Specified Amount may increase the Net Amount at Risk and the Cost of Insurance Charge. (See the “Cost of Insurance Charge” section of this prospectus.) The minimum Specified Amount is currently $250,000.
A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender may have on the Specified Amount.)
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
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Option Change	Impact
2 to 1	The Specified Amount will be increased by the Accumulation Value as of the effective date of change.
You may not change from Death Benefit Option 1 to Death Benefit Option 2. Death Benefit Option 2 may only be elected at the time you apply for your Policy.
A Surrender Charge may apply to a decrease in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A table of Surrender Charges is included in each Policy.
Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount. We may also decline such a request if it would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the death benefit qualification test you elected at the time you applied for the Policy.
Also, because the death benefit qualification tests, as discussed below, require certain ratios between Premium and death benefit and between the Policy’s Accumulation Value and death benefit, we may increase the Policy’s death benefit above the Specified Amount in order to satisfy the test you elected. If the increase in the Policy’s death benefit causes an increase in the Net Amount at Risk, charges for the Cost of Insurance Charge will increase as well.
Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life, provided that any increase in cost is either included in a Premium Payment by you or the Policy’s Accumulation Value is sufficient to cover the increased Monthly Deduction. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Qualification Test
You will have the opportunity to choose between the two death benefit qualification tests defined in Section 7702 of the Internal Revenue Code (“Code”), the “Cash Value Accumulation Test” and the “Guideline Premium Test”. If you do not choose a death benefit qualification test at that time, you will be deemed to have chosen the Guideline Premium Test. Once your Policy has been issued and is in force, the death benefit qualification test cannot be changed.
The Guideline Premium Test calculates the maximum amount of Premium that may be paid to provide the desired amount of insurance for Insureds of a particular age. Because payment of a Premium amount in excess of this amount will disqualify the Policy as life insurance, we will return to you any amount of such excess. The test also applies a prescribed percentage factor, to determine a minimum ratio of death benefit to Accumulation Value. A table of the applicable percentage factors will be included as a part of the Policy Specifications when you receive your Policy.
The Cash Value Accumulation Test requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the “Net Single Premium” required to fund the future benefits under the Policy. (The “Net Single Premium” is calculated in accordance with Section 7702 of the Code and is based on each Insured’s age, risk classification and gender.) At any time the Accumulation Value is greater than the Net Single Premium for the proposed death benefit, the death benefit will be automatically increased by multiplying the Accumulation Value by a percentage that is defined as $1,000 divided by the Net Single Premium. A table of the applicable percentage factors will be included as a part of the Policy Specifications when you receive your Policy.
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The tests differ as follows:
(1)	The Guideline Premium Test expressly limits the amount of Premium that you can pay into your Policy while the Cash Value Accumulation Test does not.
(2)	The factors that determine the minimum death benefit relative to the Policy’s Accumulation Value are different and required increases in the minimum death benefit due to growth in Accumulation Value will generally be greater under the Cash Value Accumulation Test.
(3)	If you wish to pay more Premium than is permitted under the Guideline Premium Test, for example to target a funding objective, you should consider the Cash Value Accumulation Test, because it generally permits the payment of higher amounts of Premium. Please note that payment of higher Premiums could also cause your Policy to be deemed a MEC (see Tax Issues, sub-section Policies That Are MEC's in your prospectus).
(4)	If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the Guideline Premium Test will better serve this objective.
(5)	While application of either test may require an increase in death benefit, any increase in the Cost of Insurance Charges that arises as a result of the increase in the Policy’s Net Amount at Risk will generally be less under the Guideline Premium Test than under the Cash Value Accumulation Test. This is because the required adjustment to the death benefit under the Guideline Premium Test is lower than that which would result under the Cash Value Accumulation Test.
You should consult with a qualified tax advisor before choosing the death benefits qualification test.
Please ask your financial advisor for illustrations which demonstrate the impact of selection of each test on the particular policy, including any riders, which you are considering.
Payment of Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of both Insureds. This notification must include a certified copy of an official death certificate for each Insured, a certified copy of a decree of a court of competent jurisdiction as to the finding of death for each Insured, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of both Insureds, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
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The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is:
(i) the Net Accumulation Value (which is your Policy’s Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged, plus
(ii) the Net Accumulation Value, if any, of the Premium Reserve Rider (which is the Premium Reserve Rider Accumulation Value less any Indebtedness), and less any accrued loan interest not yet charged, minus
(iii) any Surrender Charge not covered by the Policy’s Accumulation Value (which is not deducted in (i) above).
Policy Indebtedness includes loans under the Policy and Premium Reserve Rider Indebtedness includes loans under the Premium Reserve Rider.
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account and from the Premium Reserve Rider Sub-Accounts and Premium Reserve Rider Fixed Account that have values allocated to them. Any surrender from a Sub-Account or from a Premium Reserve Rider Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below. If you wish to make a surrender in excess of 90% of the Surrender Value of your Policy, you must specifically request a Full Surrender of your Policy. Charges for Full Surrenders will apply (see section headed “Surrender Charges” for a discussion of Surrender Charges). Your Policy’s Surrender Value equals the Policy’s Accumulation Value less any Indebtedness, less any applicable Surrender Charges. Policy Loans are Indebtedness under your Policy and will reduce the Surrender Value available to you.
Partial Surrenders will reduce the Accumulation Value and may reduce the Specified Amount. The amount of the Partial Surrender will be withdrawn first from the Premium Reserve Rider Sub-Accounts and Premium Reserve Rider Fixed Account in proportion to their values, and when such values are reduced to zero then from the Sub-Accounts and Fixed Account in proportion to their values. (See discussion in section headed “Riders—Premium Reserve Rider” for further details.)
The effect of Partial Surrenders on your Policy depends on the death benefit option in effect at the time of the Partial Surrender. If Death Benefit Option 1 has been elected, a Partial Surrender will reduce the Specified Amount as shown in the table below. If Death Benefit Option 2 has been elected, a Partial Surrender will reduce the Accumulation Value, but not the Specified Amount.
Partial Surrenders are deducted when the No-Lapse Value and the Reset Account Value of the No-Lapse Enhancement Rider are calculated. (See discussion in section headed “Riders – No-Lapse Enhancement Rider” for a detailed discussion of how benefits of this rider may be impacted by reductions of these values.)
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Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Accumulation Value and the Specified Amount will be reduced by the greater of:
a. zero; or
b. an amount equal to the amount of the Partial Surrender minus the result of [(1) minus (2)] divided by (3) where:
(1) is an amount equal to the Accumulation Value on the Valuation Day immediately prior to the Partial Surrender multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications;
(2) is the Specified Amount immediately prior to the Partial Surrender; and
(3) is the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications.
2	Will reduce the Accumulation Value, but not the Specified Amount.
Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.
POLICY LOANS
You may borrow against the Surrender Value of your Policy and the Premium Reserve Rider, if you have allocated Premiums to the Premium Reserve Rider. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total Indebtedness under the Policy (including Premium Reserve Rider, if any, in Policy Years 1-10) will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy’s death benefit and Accumulation Value.
The amount of your loan will be withdrawn first from Accumulation Values, if any, of the Premium Reserve Rider Sub-Accounts and Premium Reserve Rider Fixed Account and then from the Policy’s Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account of both the Policy and the Premium Reserve Rider do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the Policy’s death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans (from both the Premium Reserve Rider and the Policy) accrues at an effective annual rate of 4.0% in years 1-10 and 3.0% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy values in the Loan Account are part of the Company's General Account.
The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value.
Lincoln Life credits interest to the Loan Account Value (of both the Premium Reserve Rider and the Policy) at a rate of 3.0% in all years so the net cost of your Policy Loan is 1.0% in years 1-10 and 0.0% thereafter.
Your outstanding loan balance may be repaid at any time as long as at least one of the Insureds is living. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise. When making a payment to us, we will apply your payment as Premiums and not loan repayments unless you specifically instruct us otherwise.
If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in the Grace Period provision, unless the provisions of the No-Lapse Enhancement Rider are preventing policy
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termination. If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy’s value exceeds your basis in the Policy.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time:
1)	the Net Accumulation Value of the Policy is insufficient to pay the Monthly Deduction, and
2)	the provisions of the No-Lapse Enhancement Rider are not preventing termination of the Policy, then all coverage will terminate. This is referred to as Policy Lapse.
The Net Accumulation Value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount stated in the notice is not paid to us within the Grace Period and any Premium Reserve Accumulation Value (less any Premium Reserve Rider transfer load) automatically transferred at the end of the Grace Period is also insufficient to keep the Policy in force, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the second Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
No-Lapse Protection
Your Policy includes the No-Lapse Enhancement Rider. This rider provides you with additional protection to prevent a lapse in your Policy. If you meet the requirements of this rider, your Policy will not lapse, even if the Net Accumulation Value under the Policy is insufficient to cover the accumulated, if any, and current Monthly Deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your policy value. Also, it does not provide any type of market performance guarantee.
We will automatically issue this rider with your Policy. There is no charge for this rider.
The rider consists of the No-Lapse Value Provision and the Reset Account Value Provision. Under this rider, your Policy will not lapse as long as either the No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero. The No-Lapse Value and Reset Account Value are reference values only. If the Net Accumulation Value is insufficient to cover the accumulated, if any, and current Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing. Refer to the “No-Lapse Enhancement Rider” section of this prospectus for more information.
Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on
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Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee. There is no charge for adding this rider to your Policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.
Finally, your Policy includes the Premium Reserve Rider (in states where available). To the extent you have allocated Premium Payments to this rider, any rider Accumulation Value may prevent lapse of your Policy. If your Policy’s Net Accumulation Value is insufficient to cover the Monthly Deductions, and the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, we will send a written notice to you which will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy. If the amount in the notice is not paid to us within the Grace Period, we will automatically transfer to your Policy any Premium Reserve Rider Accumulation Value (less any Premium Reserve Rider transfer load) on the day the Grace Period ends. If after such transfer, your Policy’s Net Accumulation Value is sufficient to cover the Monthly Deductions then due, your Policy will not lapse. As with your Policy, you bear the risk that investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Accumulation Value of the rider and, therefore, the amount of the rider Accumulation Value which may be available to prevent your Policy from lapsing or for providing benefits.
Reinstatement of a Lapsed Policy
If your Policy has lapsed and the second death has not occurred, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)	it has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability (on both Insureds if the first death has not occurred and we agree to accept the risk) is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy in force for at least two months; and
5)	any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which your Policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
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Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under the Guideline Premium Test, which provides for a maximum amount of Premium paid depending upon the Insured's age, gender, and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the second Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the Policy to maintain a minimum ratio between the death benefit and the Policy's Accumulation Value, depending on the Insured’s age, gender, and risk classification.  We will only apply this test to the Policy if you have advised us to do so at the time you applied for the Policy.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the second Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the second Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be
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distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Penalty Taxes Payable on Withdrawals.  A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
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Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a Policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during your Policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.
Last Survivor Contract
Although we believe that the Policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your Premium (with earnings) and impose higher Cost of Insurance Charges in the future.
Due to the coverage of more than one Insured under the Policy, there are special considerations in applying the 7-Pay Test. For example, a reduction in the death benefit at any time, such as may occur upon a Partial Surrender, may cause the Policy to be a MEC. Also and more generally, the manner of applying the 7-Pay Test is somewhat uncertain in the case of policies covering more than one Insured.
Other Considerations
Insured Lives Past Age 121.  If the younger Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 121, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the younger Insured attains age 121.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.
If at any time you pay a Premium that would exceed the amount allowable to permit the Policy to continue to qualify as life insurance, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or, if the excess Premium exceeds $250, offer you the alternative of instructing us to hold the excess Premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.
The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a Premium that would cause your Policy to become a MEC and you do not consent to MEC status for your Policy, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or offer you the opportunity to apply for an increase in Death Benefit. If the excess Premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a premium deposit fund and apply it to the Policy on the next, succeeding Policy Anniversary when the Premium no longer causes your Policy to become a MEC in accordance with your Premium allocation instructions on file at the time the Premium is applied.
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Any interest and other earnings on funds in a premium deposit fund will be includible in income subject to tax as required by law.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
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Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2014 financial statements of the Separate Account and the December 31, 2014 consolidated financial statements of the Company are located in the SAI.
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CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Checkbook Service for Disbursements

POLICY INFORMATION
Assignment
Transfer of Ownership
Beneficiary
Right to Convert Contract
Change of Plan
Settlement Options
Deferment of Payments
Incontestability
Misstatement of Age or Gender
Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company
The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your financial advisor without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnFinancial.com
Lincoln Life Flexible Premium Variable Life Account R
1933 Act Registration No. 333-188891
1940 Act Registration No. 811-08579
End of Prospectus
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GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the second Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your
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Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Date of Issue, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Date of Issue and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
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Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
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STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2015
Relating to Prospectus Dated May 1, 2015 for
Lincoln SVULONE 2013 product
Lincoln Life Flexible Premium Variable Life Account R, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
or by telephoning (800) 487-1485, and requesting a copy of the Lincoln SVULONE 2013 product prospectus.
TABLE OF CONTENTS OF THE SAI
1

GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company (“Lincoln Life”, “the Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
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If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $66,589,490 in 2014, $35,012,596 in 2013 and $24,449,622 in 2012 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S& P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track
3

general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and Beneficiaries, which would impact claim payments and reserves, among other consequences.
4

SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln Life Flexible Premium Variable Life Account R as of December 31, 2014 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2014; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Checkbook Service for Disbursements
We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary’s name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.
POLICY INFORMATION
Assignment
While either Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and received at our Administrative Office. We will not be responsible for any assignment that is not received by us, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is received and any interest accrued on such Indebtedness after we have received any assignment.
Once received, the assignment remains effective until released by the assignee in writing. As long as an assignment remains effective, you will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
Transfer of Ownership
As long as either Insured is living, you may transfer all of your rights in the Policy by submitting a Written Request to our Administrative Office. You may revoke any transfer of Ownership prior to its effective date. The transfer of Ownership, or revocation of transfer, will not take effect until recorded by us. Once we have recorded the transfer or revocation of transfer, it will take effect as of the date of the latest signature on the Written Request.
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On the effective date of transfer, the transferee will become the Owner and will have all the rights of the Owner under the Policy. Unless you direct us otherwise, with the consent of any assignee recorded with us, a transfer will not affect the interest of any Beneficiary designated prior to the effective date of transfer.
Beneficiary
The Beneficiary is initially designated on a form provided by us for that purpose and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while either Insured is living, except when we have received an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has specifically requested not to reserve the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will not be effective until recorded by us. Once we have recorded the change of Beneficiary, the change will take effect as of the date of latest signature on the Written Request or, if there is no such date, the date recorded.
If any Beneficiary dies before the death of the second Insured, the Beneficiary's potential interest shall pass to any surviving Beneficiaries in the appropriate Beneficiary class, unless otherwise specified to the Company. If no named Beneficiary survives at the time of the death of the second Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Right to Convert Contract
You may at any time transfer 100% of the Policy's Accumulation Value to the Fixed Account and choose to have all future Premium Payments allocated to the Fixed Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the gender, Attained Age and rating class of the Insureds at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a Partial Surrender. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower Cost of Insurance Charge than those guaranteed for the Fixed Account.
Change of Plan
Your Policy may be exchanged for another Policy issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.
You may exchange your Policy for separate single life policies on each of the Insureds under any of the following change of plan events:
(1)	The Internal Revenue Code (IRC) is changed resulting in (a) the repeal of the unlimited marital deduction provision; or (b) a reduction of at least 50% of the tax rate in the maximum federal estate bracket in effect on the Policy Date;
(2)	the Insureds are legally divorced while this Policy is in force; or
(3)	the Insureds business is legally dissolved while the Policy is in force.
An exchange for separate policies is subject to all of the following conditions:
(1)	both Insureds are alive and the Policy is in force at the time of the change of plan event;
(2)	the request by the Owner to exercise the option must be in writing;
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(3)	the request by the Owner, together with evidence, satisfactory to the Company, of the existence of a change of plan event must be received by our Administrative Office on or within 6 months of the change of plan events described in items (1) and (3) above or on or within 24 months of the change of plan event described in item (2) above. If there is an assignment on the Policy, the assignee must consent, in writing, to the exchange;
(4)	if the change of plan event is the legal divorce of the Insureds, the Insureds may not be remarried to each other as of the date the new Policy takes effect, and the Policy split may not become effective on or within 24 months following the legal divorce;
(5)	each proposed Owner must have an insurable interest in the lives of the Insureds on his or her Policy;
(6)	the amount of insurance of each new Policy is not larger than one half of the amount of insurance then in force under this Policy; and
(7)	any other requirements as determined by the Company are met.
The new Policy will not take effect until the date all such requirements are met. The Premium for each new Policy is determined according to the Company’s rates in effect at that time for that Policy based on each Insureds’ attained age, sex and premium class, if that premium class is available on a single-life basis. If either Insureds’ premium class is not available on a single-life basis, the new Policy for that insured cannot be issued unless satisfactory evidence of insurability is provided for a premium class that is available.
The Company may not make an offer to you to exchange your Policy without obtaining required regulatory approvals.
Settlement Options
Proceeds will be paid in a lump sum unless you choose a settlement option we make available.
Deferment of Payments
Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
Misstatement of Age or Gender
If the age or gender of either Insured has been misstated, benefits will be those which would have been purchased at the correct age and gender.
Suicide
If the second Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the second Insured dies by suicide, while sane or insane, within two years from the date any increase
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in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, and
•	a policy level mortality and expense charge applied on a daily equivalent basis, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the unit value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
n = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
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(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2014 financial statements of the Separate Account and the December 31, 2014 consolidated financial statements of the Company follow.
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The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2014 and 2013

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Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2014 and 2013, and the related consolidated statements of comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2014.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Company’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2014 and 2013, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

April 1, 2015

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2014	2013
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2014 – $78,039; 2013 – $75,585)	$85,421	$79,178
Variable interest entities’ fixed maturity securities (amortized cost: 2014 – $587; 2013 – $682)	598	697
Equity securities (cost: 2014 – $216; 2013 – $182)	231	201
Trading securities	1,966	2,190
Mortgage loans on real estate	7,387	7,029
Real estate	14	26
Policy loans	2,645	2,651
Derivative investments	1,763	617
Other investments	1,551	1,208
Total investments	101,576	93,797
Cash and invested cash	3,224	630
Deferred acquisition costs and value of business acquired	8,155	8,859
Premiums and fees receivable	480	424
Accrued investment income	1,016	1,002
Reinsurance recoverables	6,926	7,075
Reinsurance related embedded derivatives	-	159
Funds withheld reinsurance assets	655	781
Goodwill	2,273	2,273
Other assets	3,940	5,373
Separate account assets	125,265	117,135
Total assets	$253,510	$237,508

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$19,225	$17,627
Other contract holder funds	74,561	73,530
Short-term debt	2	51
Long-term debt	2,662	2,600
Reinsurance related embedded derivatives	109	-
Funds withheld reinsurance liabilities	4,441	3,111
Deferred gain on business sold through reinsurance	220	297
Payables for collateral on investments	4,311	2,865
Variable interest entities’ liabilities	13	27
Other liabilities	5,804	5,421
Separate account liabilities	125,265	117,135
Total liabilities	236,613	222,664

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	10,652	10,636
Retained earnings	3,066	2,778
Accumulated other comprehensive income (loss)	3,179	1,430
Total stockholder’s equity	16,897	14,844
Total liabilities and stockholder’s equity	$253,510	$237,508

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2014	2013	2012
Revenues
Insurance premiums	$2,371	$2,339	$2,290
Fee income	4,608	4,008	3,626
Net investment income	4,648	4,561	4,551
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(25)	(75)	(242)
Portion of loss recognized in other comprehensive income	10	10	103
Net other-than-temporary impairment losses on securities recognized in earnings	(15)	(65)	(139)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(509)	122	16
Total realized gain (loss)	(524)	57	(123)
Amortization of deferred gain on business sold through reinsurance	69	69	77
Other revenues	867	426	396
Total revenues	12,039	11,460	10,817
Expenses
Interest credited	2,492	2,468	2,424
Benefits	4,354	3,613	2,939
Commissions and other expenses	3,876	3,526	3,838
Interest and debt expense	103	93	110
Total expenses	10,825	9,700	9,311
Income (loss) before taxes	1,214	1,760	1,506
Federal income tax expense (benefit)	220	431	344
Net income (loss)	994	1,329	1,162
Other comprehensive income (loss), net of tax:
Unrealized gain (loss) on available-for-sale securities	1,610	(2,355)	1,071
Unrealized other-than-temporary impairment on available-for-sale securities	20	27	(2)
Unrealized gain (loss) on derivative instruments	122	(96)	(31)
Funded status of employee benefit plans	(3)	(6)	2
Total other comprehensive income (loss), net of tax	1,749	(2,430)	1,040
Comprehensive income (loss)	$2,743	$(1,101)	$2,202

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2014	2013	2012

Common Stock
Balance as of beginning-of-year	$10,636	$10,620	$10,605
Stock compensation/issued for benefit plans	16	16	15
Balance as of end-of-year	10,652	10,636	10,620

Retained Earnings
Balance as of beginning-of-year	2,778	2,089	1,532
Net income (loss)	994	1,329	1,162
Dividends declared	(706)	(640)	(605)
Balance as of end-of-year	3,066	2,778	2,089

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	1,430	3,860	2,820
Other comprehensive income (loss), net of tax	1,749	(2,430)	1,040
Balance as of end-of-year	3,179	1,430	3,860
Total stockholder’s equity as of end-of-year	$16,897	$14,844	$16,569

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2014	2013	2012
Cash Flows from Operating Activities
Net income (loss)	$994	$1,329	$1,162
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(535)	(539)	(283)
Trading securities purchases, sales and maturities, net	310	131	202
Change in premiums and fees receivable	(56)	(42)	27
Change in accrued investment income	(14)	(16)	(37)
Change in future contract benefits and other contract holder funds	1,407	(232)	(1,277)
Change in reinsurance related assets and liabilities	(960)	68	1,438
Change in federal income tax accruals	48	437	208
Realized (gain) loss	524	(57)	123
Amortization of deferred gain on business sold through reinsurance	(69)	(69)	(77)
Proceeds from reinsurance recapture	422	-	-
Change in cash management agreement investment	329	(29)	(359)
Other	249	(85)	(72)
Net cash provided by (used in) operating activities	2,649	896	1,055

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(8,306)	(11,002)	(11,021)
Sales of available-for-sale securities	1,120	954	1,098
Maturities of available-for-sale securities	4,984	5,952	5,757
Purchases of other investments	(5,013)	(2,481)	(2,112)
Sales or maturities of other investments	4,411	2,494	2,009
Increase (decrease) in payables for collateral on investments	1,446	(1,256)	374
Proceeds (outflows) from business ceded, recaptured and novated	(3)	(22)	35
Other	(82)	(95)	(130)
Net cash provided by (used in) investing activities	(1,443)	(5,456)	(3,990)

Cash Flows from Financing Activities
Issuance of long-term debt, net of issuance costs	-	311	-
Issuance (decrease) in short-term debt	(49)	23	18
Proceeds from sales leaseback transaction	83	-	-
Deposits of fixed account values, including the fixed portion of variable	10,363	10,466	10,667
Withdrawals of fixed account values, including the fixed portion of variable	(5,775)	(5,230)	(5,618)
Transfers to and from separate accounts, net	(2,509)	(3,001)	(2,091)
Common stock issued for benefit plans and excess tax benefits	(19)	(17)	(2)
Dividends paid to common and preferred stockholders	(706)	(640)	(605)
Net cash provided by (used in) financing activities	1,388	1,912	2,369

Net increase (decrease) in cash and invested cash	2,594	(2,648)	(566)
Cash and invested cash as of beginning-of-year	630	3,278	3,844
Cash and invested cash as of end-of-year	$3,224	$630	$3,278

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). We also own several non-insurance companies, including Lincoln Financial Distributors and Lincoln Financial Advisors, LNC’s wholesaling and retailing business units, respectively.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 23 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

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State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

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Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
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The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
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Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.    We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”),  variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that ranges from 7 to 77 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.  These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit’s fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit’s goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs, assets under capital leases, guaranteed living benefit (“GLB”) reserves embedded derivatives, other prepaid expenses and deferred losses on business sold through reinsurance.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.  Federal Communications Commission (“FCC”) licenses acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed reinsurance transactions in 2012 and 2014 whereby we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary (“anniversary contract value”).

As discussed in Note 7, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 46 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.50%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2014 and 2013, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $64 million, $62 million and $71 million for the years ended December 31, 2014,  2013 and 2012, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL’s short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Deferred Gain on Business Sold Through Reinsurance

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. (“Swiss Re”) in December 2001 through a series of indemnity reinsurance transactions.  We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company.  We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL, VUL and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTI of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of proceeds from reinsurance recaptures, fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2012 through 2014 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

Discontinued Operations

As of October 1, 2014, the results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in income (loss) from discontinued operations, net of federal income taxes, if the disposal represents a strategic shift that has, or will have, a major effect on our consolidated financial condition and results of operations.  See Note 2 for more information regarding the change to our discontinued operations policy.

2.    New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standard Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2011-06, Fees Paid to the Federal Government by Health Insurer

This standard addresses the recognition and classification of fees mandated by the Patient Protection and Affordable Care Act.  The annual fee is imposed on health insurers for each calendar year beginning on or after January 1, 2014, and is payable no later than September 30 of the applicable year.  If a fee payment is required, the insurer is required to record the liability in full with a corresponding deferred cost that is amortized to expense using a straight-line method of allocation over the applicable year.  The ASU indicates that the annual fee does not meet the definition of an acquisition cost.

		January 1, 2014	The amendments in this ASU did not have a material effect on our consolidated financial condition and results of operations.
ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Investment Companies)

This standard provides comprehensive accounting guidance for assessing whether an entity is an investment company through the use of a new two-tiered approach; considering the entity’s purpose and design to determine whether the entity is an investment company.  Upon adoption, all entities must be re-evaluated against the new investment company criteria to determine if investment company classification is permitted.

		January 1, 2014	The adoption of this ASU did not have an effect on our consolidated financial condition and results of operations.
ASU 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists

This standard requires an entity to present unrecognized tax benefits as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward.  The standard defines specific exceptions when the unrecognized tax benefit should be presented in the financial statements as a liability and not combined with deferred tax assets.

		January 1, 2014	The adoption of this ASU did not have an effect on the deferred tax asset or liability classification on our balance sheet and did not result in any additional disclosures to our financial statements.
ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

This standard changes the requirements for reporting discontinued operations.  The disposal of a component of an entity must be reported as a discontinued operation if the disposal represents a strategic shift that has a major effect on an entity’s operations and financial results.  The amendments also require entities to provide new disclosures about a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation.  Early adoption is permitted, but only for disposals that have not been reported in financial statements previously issued or available for issuance.

		Early adopted as of October 1, 2014	We applied the guidance in this standard to the sale of Lincoln Financial Media (“LFM”) in the fourth quarter of 2014. For more information regarding the sale of LFM, see Note 3.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-01, Accounting for Investments in Qualified Affordable Housing Projects

Under current GAAP, the use of the effective yield method for investments in qualified affordable housing projects is limited, and may result in certain investments being accounted for under a method of accounting that may not fairly represent the economics of the investment.  This standard permits an entity to make an accounting policy election to use the proportional amortization method of accounting if certain conditions are met.  The amendments are to be applied retrospectively for interim and annual reporting periods.

		January 1, 2015	We are currently evaluating the impact of adopting this standard, and do not expect the adoption to have a material effect on our consolidated financial condition and results of operations.
ASU 2014-09, Revenue from Contracts with Customers

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Retrospective application is required, and early adoption is not permitted.

January 1, 2017

We will adopt the accounting guidance in this standard for non-insurance related products and services, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.

ASU 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures

This standard eliminates a distinction in current GAAP related to certain repurchase agreements, and amends current GAAP to require repurchase-to-maturity transactions and linked repurchase financings to be accounted for as secured borrowings; consistent with the accounting for other repurchase agreements.  The standard also includes new disclosure requirements related to transfers accounted for as sales that are economically similar to repurchase agreements.  The new disclosures are not required for comparative periods before the effective date.

January 1, 2015

We are currently evaluating the impact of adopting this standard on our consolidated financial condition and results of operations and will provide the required disclosures, as necessary, in our 2015 consolidated financial statements.

ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share Is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.  Early adoption of this standard is permitted and application is under a modified retrospective basis to existing hybrid financial instruments that are within the scope of the standard.

		January 1, 2016	We are currently evaluating the impact of adopting this standard on our consolidated financial condition and results of operations.
ASU 2015-02, Amendments to the Consolidation Analysis

This standard is intended to improve consolidation accounting guidance related to LPs, limited liability corporations and securitization structures.  The new standard includes changes to existing consolidation models that will eliminate the presumption that a general partner should consolidate a LP, clarify when fees paid to a decision maker should be a factor in the VIE consolidation evaluation and reduce the VIE consolidation models from two to one by eliminating the indefinite deferral for certain investment funds.  Early adoption is permitted including adoption in an interim period.

		January 1, 2016	We are currently evaluating the impact of adopting this standard on our consolidated financial condition and results of operations.

3.  Dispositions

LFM

On December 7, 2014, we entered into a stock purchase agreement with Entercom Communications Corp. (“Entercom Parent”) and Entercom Radio, LLC (“Entercom”), pursuant to which we agreed to sell LFM to Entercom for $105 million consisting of cash and perpetual cumulative convertible preferred stock of Entercom Parent.  The transaction is subject to FCC, Hart-Scott-Rodino (“H-S-R”) and other customary regulatory approvals and closing conditions.  As a result of a request for additional information under the H-S-R Act, closing may be delayed beyond the second quarter of 2015.

As of December 31, 2014, we adjusted the carrying amount of the assets and liabilities of LFM that will be sold to fair value less cost to sell and have reclassified such amounts as held-for-sale within other assets and other liabilities on our Consolidated Balance Sheets.  Accordingly, we recognized a loss of $28 million, after-tax, during the fourth quarter of 2014 reflected within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss).

4.  Business Ceded, Recaptured and Novated

Business Ceded

We completed a reinsurance transaction during 2014 whereby we ceded a block of business to LNBAR that resulted in the release of $64 million of capital previously supporting a portion of statutory reserves related to our Worksite UL business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(1)
DAC and VOBA	(12)
Reinsurance recoverables	3
Other assets (deferred loss on business sold through reinsurance)	9
Total assets	$(1)

Liabilities
Other liabilities	(1)
Total liabilities	$(1)

We completed a reinsurance transaction during 2014 whereby we ceded an additional block of business to LNBAR that resulted in the release of $28 million of capital previously supporting a portion of statutory reserves related to our UL/survivorship UL (“SUL”) business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(2)
DAC and VOBA	(8)
Reinsurance recoverables	5
Other assets (deferred loss on business sold through reinsurance)	1
Total assets	$(4)

Liabilities
Other contract holder funds	$(2)
Other liabilities	(2)
Total liabilities	$(4)

We completed reinsurance transactions during 2013 whereby we ceded blocks of business to LNBAR that resulted in the release of $196 million of capital previously supporting a portion of statutory reserves related to our UL/SUL business.  The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets as of December 31, 2013:

Assets
Cash and invested cash	$(22)
DAC and VOBA	(65)
Reinsurance recoverables	76
Total assets	$(11)

Liabilities
Other contract holder funds	$(7)
Deferred gain on business sold through reinsurance	18
Other liabilities	(22)
Total liabilities	$(11)

We completed a reinsurance transaction during 2012 whereby we ceded a block of business to LNBAR that resulted in the release of $164 million of capital previously supporting a portion of statutory reserves related to our Duet/Legend business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

Assets
Cash and invested cash	$(32)
DAC and VOBA	(148)
Reinsurance recoverables	547
Total assets	$367

Liabilities
Other contract holder funds	$(44)
Deferred gain on business sold through reinsurance	(233)
Funds withheld reinsurance liabilities	676
Other liabilities	(32)
Total liabilities	$367

Business Recaptured

We completed a reinsurance transaction during 2014 whereby we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $500 million, of which $78 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $57 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $226 million and a reduction of DAC of $123 million.

We completed a reinsurance transaction during 2012 whereby we recaptured a block of secondary guaranteed UL business previously ceded to LNBAR.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss) as of and for the year ended December 31, 2012:

Assets
Cash and invested cash	$119
Other assets	(34)
Total assets	$85

Liabilities
Reinsurance related embedded derivatives	$39
Other liabilities	45
Total liabilities	$84

Revenues and Expenses
Benefits	$290
Commissions and other expenses	(289)
Net income (loss)	$1

Business Novated

We completed a reinsurance transaction during 2012 whereby Lincoln Reinsurance Company of Vermont II (“LRCVII”) novated SUL business to LNBAR.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

Assets
Cash and invested cash	$(52)
Total assets	$(52)

Liabilities
Reinsurance related embedded derivatives	$(18)
Deferred gain on business sold through reinsurance	8
Long-term debt	(500)
Funds withheld reinsurance liabilities	500
Other liabilities	(16)
Total liabilities	$(26)

Revenue and Expenses
Net investment income	$(13)
Benefits	13
Net income (loss)	$(26)

5.  VIE

Consolidated VIEs

Credit-Linked Notes

We have invested in the Class 1 notes of two credit-linked note (“CLN”) structures, which represent special purpose trusts combining ABS with credit default swaps to produce multi-class structured securities.  The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures.  The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest.  We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps.  In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures.  As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs.  We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures.  The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio.  The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2014:

	Amount and Date of Issuance
	$400	$200
	December	April
	2006	2007
Original attachment point (subordination)	5.50%	2.05%
Current attachment point (subordination)	4.21%	1.48%
Maturity	12/20/2016	3/20/2017
Current rating of tranche	BBB-	Ba2
Current rating of underlying reference obligations	AA - BB	AAA - CCC
Number of defaults in underlying reference obligations	3	2
Number of entities	123	99
Number of countries	20	21

There has been no event of default on the CLNs themselves.  Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions.  Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures’ underlying reference obligations by industry and rating as of December 31, 2014:

	AAA	AA	A	BBB	BB	B	CCC	Total
Industry
Financial intermediaries	0.0%	2.1%	6.4%	2.1%	0.0%	0.0%	0.0%	10.6%
Telecommunications	0.0%	0.0%	3.5%	6.1%	1.4%	0.0%	0.0%	11.0%
Oil and gas	0.3%	2.1%	1.3%	4.3%	0.0%	0.0%	0.0%	8.0%
Utilities	0.0%	0.0%	2.6%	2.0%	0.0%	0.0%	0.0%	4.6%
Chemicals and plastics	0.0%	0.0%	2.3%	1.2%	0.3%	0.0%	0.0%	3.8%
Drugs	0.3%	2.2%	1.2%	0.0%	0.0%	0.0%	0.0%	3.7%
Retailers (except food
and drug)	0.0%	0.0%	2.1%	0.9%	0.5%	0.0%	0.0%	3.5%
Industrial equipment	0.0%	0.0%	2.1%	0.7%	0.0%	0.0%	0.0%	2.8%
Sovereign	0.0%	0.7%	1.6%	1.0%	0.0%	0.0%	0.0%	3.3%
Conglomerates	0.0%	2.3%	0.9%	0.0%	0.0%	0.0%	0.0%	3.2%
Forest products	0.0%	0.0%	0.5%	1.1%	1.4%	0.0%	0.0%	3.0%
Other	0.0%	4.7%	14.2%	17.5%	5.5%	0.3%	0.3%	42.5%
Total	0.6%	14.1%	38.7%	36.9%	9.1%	0.3%	0.3%	100.0%

Statutory Trust Note

In August 2011, we purchased a $100 million note issued by a statutory trust (“Issuer”) in a private placement offering.  The proceeds were used by the Issuer to purchase U.S. government bonds to be held as collateral assets supporting an excess mortality swap.  We concluded that the Issuer of the note was a VIE and that we were the primary beneficiary.  We consolidated all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

On December 16, 2013, the excess mortality swap underlying this VIE was terminated as a result of a cancellation event under the associated swap agreement.  Subsequently, the U.S. government bonds were redeemed on January 6, 2014, and our $100 million note issued by the statutory trust was cancelled.    The combination of these two events, under the direction of LNC and its counterparty, has provided for the dissolution of this VIE effective January 6, 2014.  As such, we no longer have any exposure to loss related to this VIE.

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

	As of December 31, 2014			As of December 31, 2013
	Number			Number
	of	Notional	Carrying	of	Notional	Carrying
	Instruments	Amounts	Value	Instruments	Amounts	Value
Assets
Fixed maturity securities:
Asset-backed credit card loans	N/A	$-	$598	N/A	$-	$595
U.S. government bonds	N/A	-	-	N/A	-	102
Total assets (1)	-	$-	$598	-	$-	$697

Liabilities
Non-qualifying hedges:
Credit default swaps	2	$600	$13	2	$600	$27
Contingent forwards	2	-	-	2	-	-
Total liabilities (2)	4	$600	$13	4	$600	$27

(1)	Reported in variable interest entities’ fixed maturity securities on our Consolidated Balance Sheets.
(2)	Reported in variable interest entities’ liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see Note 6.

As described more fully in Note 1, we regularly review our investment holdings for OTTI.  Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2014.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2014	2013
Non-Qualifying Hedges
Credit default swaps	$14	$101
Contingent forwards	-	-
Total non-qualifying hedges (1)	$14	$101

(1)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Unconsolidated VIEs

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 6.

Qualified Affordable Housing Projects

We invest in certain LPs that operate qualified affordable housing projects that we concluded are VIEs.  We receive returns from the LPs in the form of income tax credits, and our exposure to loss is limited to the capital we invest in the LPs.  We are not the primary beneficiary of these VIEs as we do not have the power to direct the most significant activities of the LPs.  Our maximum exposure to loss was $60 million and $77 million as of December 31, 2014 and 2013, respectively.

6.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2014
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI	Value
Fixed maturity securities:
Corporate bonds	$67,000	$6,495	$398	$42	$73,055
ABS	1,037	82	2	39	1,078
U.S. government bonds	339	51	-	-	390
Foreign government bonds	468	68	-	-	536
RMBS	3,797	256	3	17	4,033
CMBS	532	25	-	10	547
CLOs	374	3	2	-	375
State and municipal bonds	3,628	855	4	-	4,479
Hybrid and redeemable preferred securities	864	104	40	-	928
VIEs' fixed maturity securities	587	11	-	-	598
Total fixed maturity securities	78,626	7,950	449	108	86,019
Equity securities	216	16	1	-	231
Total AFS securities	$78,842	$7,966	$450	$108	$86,250

	As of December 31, 2013
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI	Value
Fixed maturity securities:
Corporate bonds	$64,257	$4,189	$1,109	$43	$67,294
ABS	1,166	58	32	45	1,147
U.S. government bonds	314	25	14	-	325
Foreign government bonds	498	45	1	-	542
RMBS	3,939	244	9	30	4,144
CMBS	686	33	4	17	698
CLOs	232	-	1	6	225
State and municipal bonds	3,549	302	27	-	3,824
Hybrid and redeemable preferred securities	944	86	51	-	979
VIEs' fixed maturity securities	682	15	-	-	697
Total fixed maturity securities	76,267	4,997	1,248	141	79,875
Equity securities	182	19	-	-	201
Total AFS securities	$76,449	$5,016	$1,248	$141	$80,076

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2014, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,188	$2,237
Due after one year through five years	16,990	18,321
Due after five years through ten years	21,950	22,861
Due after ten years	32,795	37,645
Subtotal	73,923	81,064
MBS	4,329	4,580
CLOs	374	375
Total fixed maturity AFS securities	$78,626	$86,019

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2014
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$4,636	$202	$4,291	$238	$8,927	$440
ABS	94	1	310	40	404	41
RMBS	417	7	238	13	655	20
CMBS	121	-	19	10	140	10
CLOs	110	1	69	1	179	2
State and municipal bonds	6	-	26	4	32	4
Hybrid and redeemable
preferred securities	29	-	176	40	205	40
Total fixed maturity securities	5,413	211	5,129	346	10,542	557
Equity securities	37	1	-	-	37	1
Total AFS securities	$5,450	$212	$5,129	$346	$10,579	$558

Total number of AFS securities in an unrealized loss position						990

	As of December 31, 2013
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$16,457	$998	$915	$154	$17,372	$1,152
ABS	163	6	318	71	481	77
U.S. government bonds	151	14	-	-	151	14
Foreign government bonds	69	1	-	-	69	1
RMBS	455	15	259	24	714	39
CMBS	109	7	43	14	152	21
CLOs	136	3	50	4	186	7
State and municipal bonds	359	20	24	7	383	27
Hybrid and redeemable
preferred securities	58	6	195	45	253	51
Total fixed maturity securities	17,957	1,070	1,804	319	19,761	1,389
Equity securities	-	-	-	-	-	-
Total AFS securities	$17,957	$1,070	$1,804	$319	$19,761	$1,389

Total number of AFS securities in an unrealized loss position						1,449

For information regarding our investments in VIEs, see Note 5.

We perform detailed analysis on the AFS securities backed by pools of residential and commercial mortgages that are most at risk of impairment based on factors discussed in Note 1.  Selected information for these securities in a gross unrealized loss position (in millions) was as follows:

	As of December 31, 2014
	Amortized	Fair	Unrealized
	Cost	Value	Loss
Total
AFS securities backed by pools of residential mortgages	$1,057	$997	$60
AFS securities backed by pools of commercial mortgages	150	140	10
Total	$1,207	$1,137	$70

Subject to Detailed Analysis
AFS securities backed by pools of residential mortgages	$929	$871	$58
AFS securities backed by pools of commercial mortgages	13	12	1
Total	$942	$883	$59

	As of December 31, 2013
	Amortized	Fair	Unrealized
	Cost	Value	Loss
Total
AFS securities backed by pools of residential mortgages	$1,198	$1,087	$111
AFS securities backed by pools of commercial mortgages	193	169	24
Total	$1,391	$1,256	$135

Subject to Detailed Analysis
AFS securities backed by pools of residential mortgages	$871	$774	$97
AFS securities backed by pools of commercial mortgages	29	23	6
Total	$900	$797	$103

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2014
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$48	$19	$-	12
Six months or greater, but less than nine months	8	7	-	3
Twelve months or greater	239	70	59	82
Total	$295	$96	$59	97

	As of December 31, 2013
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$1	$-	$-	4
Six months or greater, but less than nine months	7	3	-	1
Nine months or greater, but less than twelve months	56	18	-	4
Twelve months or greater	340	89	81	92
Total	$404	$110	$81	101

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $831 million for the year ended December 31, 2014.  As discussed further below, we believe the unrealized loss position as of December 31, 2014, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2014, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2014,  the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2014, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each temporarily impaired security.

As of December 31, 2014, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$378	$402	$380
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	4	37	98
Credit losses on securities for which an OTTI was previously recognized	15	40	59
Decreases attributable to:
Securities sold, paid down or matured	(37)	(101)	(135)
Balance as of end-of-year	$360	$378	$402

During 2014,  2013 and 2012, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

	As of December 31, 2014
		Gross Unrealized			OTTI in
	Amortized		Losses and	Fair	Credit
	Cost	Gains	OTTI	Value	Losses
Corporate bonds	$38	$5	$9	$34	$20
ABS	217	31	22	226	101
RMBS	417	24	7	434	180
CMBS	46	4	10	40	59
Total	$718	$64	$48	$734	$360

	As of December 31, 2013
		Gross Unrealized			OTTI in
	Amortized		Losses and	Fair	Credit
	Cost	Gains	OTTI	Value	Losses
Corporate bonds	$53	$-	$16	$37	$32
ABS	199	18	32	185	94
RMBS	513	17	17	513	175
CMBS	34	3	12	25	77
Total	$799	$38	$77	$760	$378

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2014	2013
Fixed maturity securities:
Corporate bonds	$1,434	$1,650
ABS	32	33
U.S. government bonds	278	272
Foreign government bonds	24	24
RMBS	132	152
CMBS	4	7
CLOs	9	2
State and municipal bonds	21	20
Hybrid and redeemable preferred securities	32	30
Total trading securities	$1,966	$2,190

The portion of the market adjustment for gains (losses) that relate to trading securities still held as of December 31, 2014,  2013 and 2012,  was $40 million,  $(166) million and $53 million, respectively.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for 24%  and 9%, respectively, of mortgage loans on real estate as of December 31, 2014 and 23% and 9%, respectively, of mortgage loans on real estate as of December 31, 2013.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2014	2013
Current	$7,386	$7,026
Valuation allowance associated with impaired mortgage loans on real estate	(3)	(3)
Unamortized premium (discount)	4	6
Total carrying value	$7,387	$7,029

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

	As of December 31,
	2014	2013
Number of impaired mortgage loans on real estate	3	3

Principal balance of impaired mortgage loans on real estate	$26	$27
Valuation allowance associated with impaired mortgage loans on real estate	(3)	(3)
Carrying value of impaired mortgage loans on real estate	$23	$24

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

	As of December 31,
	2014	2013	2012
Balance as of beginning-of-year	$3	$6	$3
Additions	-	3	4
Charge-offs, net of recoveries	-	(6)	(1)
Balance as of end-of-year	$3	$3	$6

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Average carrying value for impaired mortgage loans on real estate	$24	$30	$17
Interest income recognized on impaired mortgage loans on real estate	2	2	1
Interest income collected on impaired mortgage loans on real estate	2	2	1

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2014			As of December 31, 2013
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$6,463	87.5%	1.91	$5,898	83.9%	1.79
65% to 74%	622	8.4%	1.55	737	10.5%	1.42
75% to 100%	271	3.7%	0.73	363	5.2%	0.83
Greater than 100%	31	0.4%	0.77	31	0.4%	0.78
Total mortgage loans on real estate	$7,387	100.0%		$7,029	100.0%

Alternative Investments

As of December 31, 2014 and 2013, alternative investments included investments in 156 and 121 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Fixed maturity AFS securities	$3,937	$3,876	$3,813
Equity AFS securities	9	6	6
Trading securities	119	130	138
Mortgage loans on real estate	367	377	381
Real estate	3	5	11
Policy loans	153	153	163
Invested cash	1	3	4
Commercial mortgage loan prepayment and bond make-whole premiums	132	107	39
Alternative investments	130	86	125
Consent fees	2	4	3
Other investments	(2)	4	(5)
Investment income	4,851	4,751	4,678
Investment expense	(203)	(190)	(127)
Net investment income	$4,648	$4,561	$4,551

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Fixed maturity AFS securities:
Gross gains	$37	$20	$14
Gross losses	(28)	(89)	(187)
Equity AFS securities:
Gross gains	5	8	1
Gross losses	-	(2)	(9)
Gain (loss) on other investments	4	6	15
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(31)	(27)	2
Total realized gain (loss) related to certain investments	$(13)	$(84)	$(164)

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(1)	$(16)	$(26)
ABS	(8)	(18)	(36)
RMBS	(7)	(28)	(50)
CMBS	(1)	(14)	(47)
CLOs	(2)	(1)	(2)
Total fixed maturity securities	(19)	(77)	(161)
Equity securities	-	(1)	(8)
Gross OTTI recognized in net income (loss)	(19)	(78)	(169)
Associated amortization of DAC, VOBA, DSI, and DFEL	4	13	30
Net OTTI recognized in net income (loss), pre-tax	$(15)	$(65)	$(139)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$11	$11	$118
Change in DAC, VOBA, DSI and DFEL	(1)	(1)	(15)
Net portion of OTTI recognized in OCI, pre-tax	$10	$10	$103

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2014 and 2013, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2014 and 2013, 96% of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2014 and 2013, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.2 billion and $2.7 billion, respectively, and a fair value of $3.2 billion and $2.7 billion, respectively.  As of December 31, 2014 and 2013, 88% and 89%, respectively, of the fair value of our ABS portfolio was rated investment grade.  As of December 31, 2014 and 2013, the portion of our ABS portfolio rated below investment grade had an amortized cost of $188 million and $262 million, respectively, and a fair value of $171 million and $217 million, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2014 and 2013, that we would recover the amortized cost of each investment grade corporate bond and ABS security.

Determination of Credit Losses on MBS

As of December 31, 2014 and 2013, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

	As of December 31, 2014		As of December 31, 2013
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable held for derivative investments (1)	$1,577	$1,577	$264	$264
Securities pledged under securities lending agreements (2)	204	196	184	178
Securities pledged under repurchase agreements (3)	605	631	530	553
Securities pledged for Term Asset-Backed Securities
Loan Facility (“TALF”) (4)	-	-	36	49
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (5)	1,925	3,151	1,851	3,127
Total payables for collateral on investments	$4,311	$5,555	$2,865	$4,171

(1)    We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 7 for additional information.

(2)    Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)    Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)    Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities.  The cash received in these transactions is invested in fixed maturity AFS securities.

(5)    Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2014	2013	2012
Collateral payable held for derivative investments	$1,313	$(2,243)	$(487)
Securities pledged under securities lending agreements	20	(13)	(3)
Securities pledged under repurchase agreements	75	250	-
Securities pledged for TALF	(36)	(1)	(136)
Investments pledged for FHLBI	74	751	1,000
Total increase (decrease) in payables for collateral on investments	$1,446	$(1,256)	$374

Investment Commitments

As of December 31, 2014, our investment commitments were $1.4 billion, which included $615 million of LPs, $388 million of private placement securities and $372 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2014 and 2013, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $2.1 billion and $2.5 billion, respectively, or 2% and 3% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $1.3 billion and $1.7 billion, respectively, or 1% and 2%, respectively, of our invested assets portfolio.  These investments are included in corporate bonds in the tables above.

As of December 31, 2014 and 2013, our most significant investments in one industry were our investment securities in the utilities industry with a fair value of $12.4 billion and $10.9 billion, respectively, or 12% of our invested assets portfolio, and our investment securities in the consumer non-cyclical industry with a fair value of $11.3 billion and $10.7 billion, respectively, or 11% of our invested assets portfolio.

7.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 22 for additional disclosures related to the fair value of our derivative instruments and Note 5 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges.  These instruments either hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond, or hedge our exposure to fixed-rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 Index®

We issue indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index® (“S&P 500”).  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Selling Protection

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors.    We rebalance our hedge positions based upon changes in these factors as needed.  While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).    We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

Indexed Annuity and Indexed Universal Life Contracts Embedded Derivatives

We distribute indexed annuity and indexed universal life (“IUL”) contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees.  If our contract holders’ account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2014			As of December 31, 2013
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$2,091	$369	$198	$2,876	$160	$149
Foreign currency contracts (1)	642	46	21	615	32	46
Total cash flow hedges	2,733	415	219	3,491	192	195
Non-Qualifying Hedges
Interest rate contracts (1)	54,401	989	342	44,620	214	744
Foreign currency contracts (1)	68	-	-	102	-	-
Equity market contracts (1)	24,144	886	243	19,804	956	192
Credit contracts (2)	126	-	3	126	-	2
Embedded derivatives:
GLB reserves (3)	-	174	-	-	1,244	-
GLB reserves (2)	-	-	174	-	-	1,244
Reinsurance related (4)	-	-	109	-	159	-
Indexed annuity and IUL contracts (5)	-	-	1,170	-	-	1,048
Total derivative instruments	$81,472	$2,464	$2,260	$68,143	$2,765	$3,425

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other liabilities on our Consolidated Balance Sheets.
(3)	Reported in other assets on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2014
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$2,569	$30,777	$11,676	$11,470	$-	$56,492
Foreign currency contracts (2)	98	126	276	210	-	710
Equity market contracts	13,799	5,746	4,439	20	140	24,144
Credit contracts	-	126	-	-	-	126
Total derivative instruments
with notional amounts	$16,466	$36,775	$16,391	$11,700	$140	$81,472

(1)	As of December 31, 2014, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.
(2)	As of December 31, 2014, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was December 2029.

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$5	$101	$132
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the year:
Cash flow hedges:
Interest rate contracts	78	(126)	(41)
Foreign currency contracts	36	(24)	(22)
Change in foreign currency exchange rate adjustment	50	(19)	(12)
Change in DAC, VOBA, DSI and DFEL	2	5	14
Income tax benefit (expense)	(58)	57	20
Less:
Reclassification adjustment for gains (losses) included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	(22)	(21)	(21)
Foreign currency contracts (1)	-	3	3
Associated amortization of DAC, VOBA, DSI and DFEL	1	1	3
Income tax benefit (expense)	7	6	5
Balance as of end-of-year	$127	$5	$101

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$(22)	$(21)	$(22)
Foreign currency contracts (1)	-	3	3
Total cash flow hedges	(22)	(18)	(19)
Non-Qualifying Hedges
Interest rate contracts (2)	1,304	(998)	26
Foreign currency contracts (2)	(8)	(4)	(8)
Equity market contracts (2)	(215)	(1,306)	(1,014)
Equity market contracts (3)	11	37	(362)
Credit contracts (2)	(1)	9	2
Embedded derivatives:
Other assets – GLB reserves (2)	1,391	(2,153)	-
Other liabilities – GLB reserves (2)	(1,391)	2,153	1,308
Reinsurance related (2)	(242)	352	(50)
Indexed annuity and IUL contracts (2)	(210)	(356)	(136)
Total derivative instruments	$617	$(2,284)	$(253)

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Gain (loss) recognized as a component of OCI with
the offset to net investment income	$(22)	$(18)	$(18)

As of December 31, 2014, $19 million of the deferred net losses on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2014 and 2013, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

As of December 31, 2014
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	3	$(2)	$68
3/20/2017 (3)	(4)	(5)	BBB-	3	(1)	58
				6	$(3)	$126

As of December 31, 2013
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	3	$(1)	$68
3/20/2017 (3)	(4)	(5)	BBB-	3	(1)	58
				6	$(2)	$126

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 5.
(4)	Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our open credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of December 31,
	2014	2013
Maximum potential payout	$126	$126
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$126	$126

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post $3 million as of December 31, 2014, after considering the fair values of the associated investments and counterparties’ credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

Credit Risk

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure less collateral held.  As of December 31, 2014, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into such agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2014, our exposure was $41 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2014		As of December 31, 2013
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$64	$-	$34	$(10)
A+	48	-	19	-
A	1,047	(85)	228	(183)
A-	252	-	207	(123)
BBB+	27	-	79	-
	$1,438	$(85)	$567	$(316)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2014

		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total
Financial Assets
Gross amount of recognized assets	$2,240	$174	$2,414
Gross amounts offset	(477)	-	(477)
Net amount of assets	1,763	174	1,937
Gross amounts not offset:
Cash collateral	(1,438)	-	(1,438)
Net amount	$325	$174	$499

Financial Liabilities
Gross amount of recognized liabilities	$330	$1,453	$1,783
Gross amounts offset	(50)	-	(50)
Net amount of liabilities	280	1,453	1,733
Gross amounts not offset:
Cash collateral	(85)	-	(85)
Net amount	$195	$1,453	$1,648

	As of December 31, 2013

		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total
Financial Assets
Gross amount of recognized assets	$1,170	$1,403	$2,573
Gross amounts offset	(553)	-	(553)
Net amount of assets	617	1,403	2,020
Gross amounts not offset:
Cash collateral	(251)	-	(251)
Net amount	$366	$1,403	$1,769

Financial Liabilities
Gross amount of recognized liabilities	$580	$2,292	$2,872
Gross amounts offset	(192)	-	(192)
Net amount of liabilities	388	2,292	2,680
Gross amounts not offset:
Cash collateral	-	-	-
Net amount	$388	$2,292	$2,680

8.  Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Current	$104	$211	$(320)
Deferred	116	220	664
Federal income tax expense (benefit)	$220	$431	$344

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Tax rate times pre-tax income	$425	$616	$527
Effect of:
Separate account dividend
received deduction	(174)	(145)	(128)
Tax credits	(24)	(35)	(34)
Goodwill	-	-	(2)
Change in uncertain tax positions	(12)	7	(88)
Other items	5	(12)	69
Federal income tax expense (benefit)	$220	$431	$344
Effective tax rate	18%	24%	23%

The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The benefit for tax credits is attributable to foreign tax credits and low income housing tax credits.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2014	2013
Current	$49	$(8)
Deferred	(3,306)	(2,278)
Total federal income tax asset (liability)	$(3,257)	$(2,286)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2014	2013
Deferred Tax Assets
Future contract benefits and other contract holder funds	$544	$963
Deferred gain on business sold through reinsurance	(7)	21
Reinsurance related embedded derivative asset	177	17
Investments	317	274
Compensation and benefit plans	198	177
Net operating loss	-	4
Net capital loss	3	-
Tax credits	-	184
VIE	45	4
Other	62	32
Total deferred tax assets	1,339	1,676
Deferred Tax Liabilities
DAC	1,731	1,954
VOBA	(186)	409
Net unrealized gain on AFS securities	3,100	1,273
Net unrealized gain on trading securities	100	86
Intangibles	22	151
Other	(122)	81
Total deferred tax liabilities	4,645	3,954
Net deferred tax asset (liability)	$(3,306)	$(2,278)

Although realization is not assured, management believes that it is more likely than not that the Company will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2014 and 2013, $10 million and $64 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  The Company is not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2014	2013
Balance as of beginning-of-year	$75	$67
Increases for prior year tax positions	35	-
Decreases for prior year tax positions	(23)	-
Increases for current year tax positions	-	8
Decreases for settlements with taxing authorities	(77)	-
Balance as of end-of-year	$10	$75

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2014, 2013 and 2012, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(12) million, $2 million and $(78) million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of $1 million and $13 million as of December 31, 2014 and 2013, respectively.

The Company is subject to examination by U.S. federal, state, local and non-U.S. income authorities.  The Company is currently under examination by the Internal Revenue Service (“IRS”) for tax years 2009 through 2011.  The Company anticipates closing the current exam cycle in 2015.  Furthermore, LNC has filed a protest with the IRS Appeals division for tax years 2005 through 2008.  These years remain open as the Company works with Appeals to finalize the tax computations in these years.  All protested items have been resolved and we anticipate reaching a final settlement in 2015.  The Company does not expect any adjustments that would be material to its consolidated results of operations or its financial condition.

9.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$7,690	$6,030	$5,887
Business acquired (sold) through reinsurance	(20)	(67)	(126)
Deferrals	1,525	1,559	1,294
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(956)	(795)	(760)
Unlocking	18	42	(71)
Adjustment related to realized (gains) losses	(58)	(49)	(49)
Adjustment related to unrealized (gains) losses	(672)	970	(145)
Balance as of end-of-year	$7,527	$7,690	$6,030

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$1,169	$702	$1,055
Business acquired (sold) through reinsurance	2	3	(20)
Deferrals	9	13	12
Amortization:
Amortization, excluding unlocking	(185)	(179)	(225)
Unlocking	(21)	(52)	(23)
Accretion of interest (1)	64	68	73
Adjustment related to realized (gains) losses	(1)	(1)	9
Adjustment related to unrealized (gains) losses	(409)	615	(179)
Balance as of end-of-year	$628	$1,169	$702

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2014, was as follows:

2015	$49
2016	46
2017	43
2018	41
2019	41

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$310	$296	$309
Deferrals	13	10	39
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(37)	(41)	(43)
Unlocking	2	8	14
Adjustment related to realized (gains) losses	(3)	(3)	(5)
Adjustment related to unrealized (gains) losses	-	40	(18)
Balance as of end-of-year	$285	$310	$296

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$1,899	$1,342	$1,360
Business acquired (sold) through reinsurance	(2)	(7)	(44)
Deferrals	400	319	348
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(326)	(210)	(206)
Unlocking	(50)	(14)	(69)
Adjustment related to realized (gains) losses	(8)	(8)	(5)
Adjustment related to unrealized (gains) losses	(548)	477	(42)
Balance as of end-of-year	$1,365	$1,899	$1,342

10.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2014	2013	2012
Direct insurance premiums and fee income	$8,880	$7,833	$7,185
Reinsurance assumed	16	19	18
Reinsurance ceded	(1,917)	(1,505)	(1,287)
Total insurance premiums and fee income	$6,979	$6,347	$5,916

Direct insurance benefits	$5,970	$5,346	$4,717
Reinsurance recoveries netted against benefits	(1,616)	(1,733)	(1,778)
Total benefits	$4,354	$3,613	$2,939

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 25% of the mortality risk on newly issued life insurance contracts.  Our policy for this program is to retain no more than $20 million on a single insured life.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2014, the reserves associated with these reinsurance arrangements totaled $676 million.

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $6.9 billion and $7.1 billion as of December 31, 2014 and 2013, respectively.  We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain of our liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.1 billion and $3.2 billion as of December 31, 2014 and 2013, respectively.  Swiss Re has funded a trust, with a balance of $2.6 billion as of December 31, 2014, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2014, included $1.3 billion and $128 million, respectively, related to the business sold to Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets.  The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.  We amortized $48 million, after-tax, of deferred gain on business sold through reinsurance during each of 2014, 2013 and 2012.

11.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2014
	Acquisition	Cumulative
	Balance	Impairment
	as of	as of		Balance
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Other Operations – Media	176	(176)	-	-
Total goodwill	$3,696	$(1,423)	$-	$2,273

	For the Year Ended December 31, 2013
	Acquisition	Cumulative
	Balance	Impairment
	as of	as of		Balance
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Other Operations – Media	176	(176)	-	-
Total goodwill	$3,696	$(1,423)	$-	$2,273

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1.  To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique (“income approach”), although limited available market data is also considered.  In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC’s share price and assumptions that market participants would make in valuing the reporting unit.  This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2014 and 2013, our Annuities and Retirement Plan Services reporting units passed the Step 1 analysis.  Given the Step 1 results, we performed a Step 2 analysis for our Life Insurance and Group Protection reporting units.  Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2012,  our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis.  Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit.  Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2014		As of December 31, 2013
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$35	$100	$31
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Other Operations:
FCC licenses (1) (2)	-	-	131	-
Other (2)	-	-	4	3
Total	$105	$35	$240	$34

(1)	No amortization recorded as the intangible asset has indefinite life.
(2)	As of December 31, 2014, LFM’s intangible assets were reclassified as other assets held-for-sale. For more information, see Note 3.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2014, was as follows:

2015	$4
2016	4
2017	4
2018	4
2019	4
Thereafter	45

12.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2014 (1)	2013 (1)
Return of Net Deposits
Total account value	$85,917	$79,391
Net amount at risk (2)	183	141
Average attained age of contract holders	62 years	61 years

Minimum Return
Total account value	$135	$151
Net amount at risk (2)	25	27
Average attained age of contract holders	74 years	73 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$26,021	$25,958
Net amount at risk (2)	597	570
Average attained age of contract holders	68 years	68 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market volatility.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$73	$104	$84
Changes in reserves	34	(10)	64
Benefits paid	(18)	(21)	(44)
Balance as of end-of-year	$89	$73	$104

Variable Annuity Contracts

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2014	2013
Asset Type
Domestic equity	$47,930	$45,590
International equity	18,103	17,707
Bonds	25,742	23,648
Money market	12,173	10,518
Total	$103,948	$97,463

Percent of total variable annuity
separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 35% of total life insurance in-force reserves as of December 31, 2014, and 39% of total sales for the year ended December 31, 2014.

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2014	2013
Short-Term Debt
Short-term debt (1)	$2	$51

Long-Term Debt, Excluding Current Portion
1.40% note, due 2016	$4	$4
LIBOR + 3 bps loan, due 2017	250	250
Surplus notes due LNC:
LIBOR + 142 bps surplus note, due 2023	240	240
9.76% surplus note, due 2024	50	50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	422	360
6.03% surplus note, due 2028	750	750
LIBOR + 100 bps surplus note, due 2037	375	375
Total surplus notes	2,408	2,346
Total long-term debt	$2,662	$2,600

(1)    The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2014, were as follows:

2015	$-
2016	4
2017	250
2018	-
2019	-
Thereafter	2,408
Total	$2,662

On September 10, 2013, we issued a note of $4 million to LNC.  This note calls for us to pay the principal amount of the note on or before September 10, 2016, and interest to be paid semiannually at an annual rate of 1.40%.

We have a $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017.

On June 28, 2013, we issued a surplus note of $240 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of the London Interbank Offered Rate “LIBOR” + 142 bps.  Subject to approval by the Indiana Insurance Commissioner (the “Commissioner”), we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2014, was $422 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the Securities and Exchange Commission, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2014.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2014, LNC, LNL’s parent company, disclosed in its Annual Report on Form 10-K filed with the SEC that it estimates the aggregate range of reasonably possible losses on a consolidated basis, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $200 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County (“Court”), Indiana, captioned Peter S. Bezich v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost of insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract.  We dispute the allegations and are vigorously defending this matter.  Plaintiff petitioned the Court to certify a class action, on behalf of all persons who purchased or owned the relevant insurance product between 1999 and 2009, alleging that:  (i) LNL breached the contract by including non-mortality factors in cost of insurance rates; (ii) LNL breached the contract when it charged administrative expenses in excess of set amount; and (iii) LNL breached the contract by failing to adjust cost of insurance rates to reflect improving mortality expectations.  On June 12, 2014, the Court issued an Order denying certification on all of the Plaintiff’s counts and claims except with respect to a single legal issue:  whether the contract was breached as alleged in Count III.  However, any damages arising from this alleged breach would have to be tried on an individual case-by-case basis.  The appellate court granted permission for our interlocutory appeal of the Court’s certification of the single issue class.  The plaintiff has cross-appealed and both appeals are pending.

On July 23, 2012, LNL was added as a noteholder defendant to a putative class action adversary proceeding captioned Lehman Brothers Special Financing, Inc. v. Bank of America, N.A. et al., Adv. Pro. No. 10-03547 (JMP) and instituted under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York.  Plaintiff Lehman Brothers Special Financing Inc. seeks to (i) overturn the application of certain priority of payment provisions in 47 CDO transactions on the basis such provisions are unenforceable under the Bankruptcy Code; and (ii) recover funds paid out to noteholders in accordance with the note agreements.  We are vigorously defending this matter.

Commitments

Operating Leases

We lease our home office properties.  In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019.  We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement.  These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.  In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.

Total rental expense on operating leases for the years ended December 31, 2014, 2013 and 2012, was $38 million,  $37 million and $36 million, respectively.  Future minimum rental commitments (in millions) as of December 31, 2014, were as follows:

2014	$32
2015	29
2016	22
2017	15
2018	7
Thereafter	2
Total	$107

Capital Leases

In December 2014, we entered into a five-year, sale-leaseback transaction on $83 million (net of amortization) of assets, which we have classified as a capital lease on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  Total accumulated amortization related to these leased assets was $55 million as of December 31, 2014.  As of December 31, 2013, we did not have any leased assets that met the criteria of a capital lease.  Future minimum lease payments under capital leases (in millions) as of December 31, 2014, were as follows:

2015	$1
2016	1
2017	1
2018	1
2019	86
Total minimum lease payments	90
Less: Amount representing interest	7
Present value of minimum lease payments	$83

Vulnerability from Concentrations

As of December 31, 2014, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity (“ALVA”) product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 20%,  17% and 19% of Annuities’ variable annuity product deposits in 2014, 2013 and 2012, respectively, and represented approximately 44%,  47% and 50% of the segment’s total variable annuity product account values as of December 31, 2014, 2013 and 2012, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM (“AFIS”) funds.  For the Annuities segment, AFIS funds accounted for 22%, 19% and 21% of variable annuity product deposits in 2014, 2013 and 2012, respectively, and represented 50%,  54% and 58% of the segment’s total variable annuity product account values as of December 31, 2014, 2013 and 2012, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(17) million and $(7) million as of December 31, 2014 and 2013, respectively.

15.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$1,521	$3,876	$2,805
Unrealized holding gains (losses) arising during the year	3,762	(5,569)	2,631
Change in foreign currency exchange rate adjustment	(47)	20	14
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(1,252)	1,835	(1,233)
Income tax benefit (expense)	(865)	1,300	(459)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	14	(63)	(181)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(28)	(1)
Income tax benefit (expense)	6	32	64
Balance as of end-of-year	$3,131	$1,521	$3,876
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$(78)	$(105)	$(103)
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(11)	(11)	(118)
Change in DAC, VOBA, DSI and DFEL	1	1	15
Income tax benefit (expense)	3	4	35
Decreases attributable to:
Sales, maturities or other settlements of AFS securities	44	58	118
Change in DAC, VOBA, DSI and DFEL	(6)	(8)	(17)
Income tax benefit (expense)	(11)	(17)	(35)
Balance as of end-of-year	$(58)	$(78)	$(105)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$5	$101	$132
Unrealized holding gains (losses) arising during the year	114	(150)	(63)
Change in foreign currency exchange rate adjustment	50	(19)	(12)
Change in DAC, VOBA, DSI and DFEL	2	5	14
Income tax benefit (expense)	(58)	57	20
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(22)	(18)	(18)
Associated amortization of DAC, VOBA, DSI and DFEL	1	1	3
Income tax benefit (expense)	7	6	5
Balance as of end-of-year	$127	$5	$101
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(18)	$(12)	$(14)
Adjustment arising during the year	(5)	(9)	3
Income tax benefit (expense)	2	3	(1)
Balance as of end-of-year	$(21)	$(18)	$(12)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2014	2013

Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$14	$(63)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(32)	(28)	Total realized gain (loss)
Reclassification before income
tax benefit (expense)	(18)	(91)	Income (loss) from continuing operations before taxes
Income tax benefit (expense)	6	32	Federal income tax expense (benefit)
Reclassification, net of income tax	$(12)	$(59)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$44	$58	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	(6)	(8)	Total realized gain (loss)
Reclassification before income
tax benefit (expense)	38	50	Income (loss) from continuing operations before taxes
Income tax benefit (expense)	(11)	(17)	Federal income tax expense (benefit)
Reclassification, net of income tax	$27	$33	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$(22)	$(21)	Net investment income
Foreign currency contracts	-	3	Net investment income
Total gross reclassifications	(22)	(18)
Associated amortization of DAC,
VOBA, DSI and DFEL	1	1	Commissions and other expenses
Reclassification before income
tax benefit (expense)	(21)	(17)	Income (loss) from continuing operations before taxes
Income tax benefit (expense)	7	6	Federal income tax expense (benefit)
Reclassification, net of income tax	$(14)	$(11)	Net income (loss)

16.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Total realized gain (loss) related to certain investments (1)	$(13)	$(84)	$(164)
Realized gain (loss) on the mark-to-market on certain instruments (2)	(250)	308	138
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(35)	(39)	16
Associated amortization of DAC, VOBA, DSI and DFEL	6	9	(5)
Variable annuity net derivatives results: (4)
Gross gain (loss)	(150)	(104)	(77)
Associated amortization of DAC, VOBA, DSI and DFEL	(36)	(33)	(31)
Realized gain (loss) on sale of subsidiaries/businesses (5)	(46)	-	-
Total realized gain (loss)	$(524)	$57	$(123)

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 6.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable annuity net derivatives results), reinsurance related embedded derivatives and trading securities.

(3)

Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4)

Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.

(5)	See LFM in Note 3.

17.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Commissions	$2,100	$1,980	$1,972
General and administrative expenses	1,582	1,569	1,553
Expenses associated with reserve financing and unrelated LOCs	31	40	40
DAC and VOBA deferrals and interest, net of amortization	(454)	(656)	(300)
Broker-dealer expenses	302	288	243
Specifically identifiable intangible asset amortization	4	4	4
Media expenses	60	62	66
Taxes, licenses and fees	251	239	244
Restructuring charges	-	-	16
Total	$3,876	$3,526	$3,838

18.  Pension, Postretirement Health Care and Life Insurance Benefit Plans

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants.  LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents.  In addition, for certain former employees we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law.  All of our defined benefit pension plans are frozen and there are no new participants and no future accruals of benefits from the date of the freeze.

LNC and LNL also sponsor a voluntary employees’ beneficiary association (“VEBA”) trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents).  VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code.  Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents.  Retirees may be required to contribute toward the cost of these benefits.  Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

Obligations, Funded Status and Assumptions

Information (in millions) with respect to our benefit plans’ assets and obligations was as follows:

	As of or For the Years Ended December 31,
	2014	2013	2014	2013

			Other
	Pension Benefits		Postretirement Benefits
Change in Plan Assets
Fair value as of beginning-of-year	$127	$145	$6	$5
Actual return on plan assets	16	(9)	-	1
Company and participant contributions	-	-	3	3
Benefits paid	(10)	(9)	(3)	(3)
Fair value as of end-of-year	133	127	6	6

Change in Benefit Obligation
Balance as of beginning-of-year	115	126	15	17
Interest cost	6	5	1	1
Company and participant contributions	-	-	1	1
Amendments	-	-	-	(1)
Actuarial (gains) losses	16	(7)	2	(1)
Benefits paid	(10)	(9)	(3)	(2)
Balance as of end-of-year	127	115	16	15
Funded status of the plans	$6	$12	$(10)	$(9)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$9	$14	$-	$-
Other liabilities	(3)	(2)	(10)	(9)
Net amount recognized	$6	$12	$(10)	$(9)

Amounts Recognized in
AOCI, Net of Tax
Net (gain) loss	$22	$20	$-	$(1)
Prior service credit	-	-	-	(1)
Net amount recognized	$22	$20	$-	$(2)

Rate of Increase in Compensation
Retiree Life Insurance Plan	N/A	N/A	4.00%	4.00%
All other plans	N/A	N/A	N/A	N/A

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.00%	4.50%	4.00%	4.50%
Net periodic benefit cost:
Weighted-average discount rate	4.50%	3.93%	4.50%	4.03%
Expected return on plan assets	5.00%	6.50%	6.50%	6.50%

(1)	Amounts for our U.S. pension plans represent general and administrative expenses.

Consistent with our benefit plans’ year end, we use December 31 as the measurement date.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate this assumption each plan year.  For 2015, our expected return on plan assets will be 5.00% for our pension plans.

The discount rate was determined based on a corporate yield curve as of December 31, 2014, and projected benefit obligation cash flows for the pension plans.  We reevaluate this assumption each plan year.  For 2015, our discount rate will be 4.00% for our pension plans.

In October 2014, the Society of Actuaries published updated mortality tables that were incorporated into our assumptions, resulting in an increase in our pension plans benefit obligation of $7 million, pre-tax.

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

	As of or For the
	Years Ended December 31,
	2014	2013	2012
Pre-65 health care cost trend rate	8.00%	7.50%	8.00%
Post-65 health care cost trend rate	6.25%	7.50%	8.00%
Ultimate trend rate	4.50%	4.50%	4.50%
Year that the rate reaches the ultimate trend rate	2022	2020	2020

We expect the health care cost trend rate for 2015 to be 8.00% for the pre-65 population and 6.25% for the post-65 population.  A one percent increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.  A one percent decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

	As of December 31,
	2014	2013
Accumulated benefit obligation	$2	$2
Projected benefit obligation	2	2
Fair value of plan assets	-	-

Components of Net Periodic Benefit Cost

The components of net periodic benefit cost (in millions) for our pension and other postretirement plans were as follows:

	For the Years Ended December 31,
	2014	2013	2012	2014	2013	2012
	Pension Benefits			Other Postretirement Benefits
Interest cost	$6	$5	$5	$1	$1	$1
Expected return on plan assets	(6)	(9)	(9)	(1)	-	-
Recognized net actuarial loss (gain)	3	1	1	-	-	-
Recognized actuarial gain due
to curtailments	-	-	-	-	(1)	-
Net periodic benefit cost (recovery)	$3	$(3)	$(3)	$-	$-	$1

We expect our 2015 pension plans’ net periodic benefit cost to be approximately $3 million.

For 2015, the estimated amount of amortization from AOCI into net periodic benefit cost related to net actuarial loss or gain is expected to be a  $4 million loss for our pension plans and less than  a $1 million loss for our other postretirement plans.

Plan Assets

Our pension plans’ asset target allocations by asset category based on estimated fair values were as follows:

	For the Years Ended
	December 31,
	2014	2013

Fixed maturity securities	100%	100%

The investment objectives for the assets related to our pension plans are to:

•	Maintain sufficient liquidity to pay obligations of the plans as they come due;
•	Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;
•	Maintain an appropriate asset allocation policy;
•	Earn a return commensurate with the level of risk assumed through the asset allocation policy; and
•	Control costs of administering and managing the plans’ investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed-income securities, derivatives and other asset classes the investment managers deem prudent.  Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed-income investments as funding levels increase.

Our pension plans’ assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods.  Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

Fair Value of Plan Assets

See “Fair Value Measurement” in Note 1 for discussion of how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 22 for a summary of our fair value measurements of our pension plans’ assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2014	2013	2014	2013

			Other
	Pension Plans		Postretirement Benefits
Fixed maturity securities:
Corporate bonds	$30	$86	$-	$-
U.S. government bonds	99	31	-	-
State and municipal bonds	-	9	-	-
Cash and invested cash	4	1	-	-
Other investments	-	-	6	6
Total	$133	$127	$6	$6

Valuation Methodologies and Associated Inputs for Pension Plans’ Assets

The fair value measurements of our pension plans’ assets are based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security’s fair value.  The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices.  Both observable and unobservable inputs are used in the valuation methodologies.  Observable inputs include benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met.  For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For broker-quoted only securities, quotes from market makers or broker dealers are obtained from sources recognized to be market participants.  In order to validate the pricing information and broker quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes.  For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities.  In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix.  This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services’ valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs.  The standard inputs used in order of priority are benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value.  This category includes highly liquid debt instruments purchased with a maturity of three months or less.  Due to the nature of these assets, we believe these assets should be classified as Level 2.

Plan Cash Flows

It is our practice to make contributions to our qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under.  We do not expect to be required to make any contributions to these plans in 2015.

For our nonqualified pension and other postretirement benefit plans, we fund benefits as they become due to retirees.  The amount expected to be contributed to the plans during 2015 is less than $1 million and $2 million, respectively.

We expect the following benefit payments (in millions):

	Defined	Other
	Benefit	Post-
	Pension	retirement
	Plans	Plans
2015	$12	$2
2016	10	2
2017	10	1
2018	9	1
2019	9	1
Following five years thereafter	42	5

19.  Defined Contribution and Deferred Compensation Plans

Defined Contribution Plans

LNC and LNL sponsor defined contribution plans, which include 401(k) and money purchase plans, for eligible employees and agents.  We make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended.  For the years ended December 31, 2014,  2013 and 2012, expenses for these plans were $75 million, $70 million and $68 million, respectively.

Deferred Compensation Plans

LNC and LNL sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps.  Participants’ account values change due primarily to investment earnings driven by market fluctuations.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  For further discussion of total return swaps related to our deferred compensation plans, see Note 7.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2014	2013
Total liabilities (1)	$423	$398
Investments held to fund liabilities (2)	160	166

(1)	Reported in other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.

Deferred Compensation Plan for Employees

Participants may elect to defer a portion of their compensation as defined by the plan.  Participants may select from prescribed “phantom” investment options that are used as measures for calculating the returns that are notionally credited to their accounts.  Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants.  We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans.  The amount of our contribution is calculated in accordance with the plan document.  Expenses (in millions) for this plan were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Company matching contributions	$10	$9	$7
Increase (decrease) in measurement of
liabilities, net of total return swap	5	11	11
Total	$15	$20	$18

Deferred Compensation Plans for Agents

We sponsor three deferred compensation plans for certain eligible agents.  Participants may elect to defer a portion of their compensation as defined by the respective plan.  Participants may select from prescribed “phantom” investment options that are used as measures for calculating the returns that are notionally credited to their accounts.  Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants.  We make matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans.  The amounts of our contributions are calculated in accordance with the plans’ documents.  Expenses (in millions) for these plans were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Company matching contributions	$2	$1	$1
Increase (decrease) in measurement of
liabilities, net of total return swap	2	4	5
Total	$4	$5	$6

Deferred Compensation Plan for Non-Employee Directors of LNC

Non-employee directors may defer a portion of their annual cash retainers as defined by the plan.  They also receive a portion of their retainer in the form of deferred stock units, which we credit quarterly in arrears to their accounts.  The prescribed “phantom” investment options are identical to those offered in the employees’ deferred compensation plan.  For the years ended December 31, 2014, 2013 and 2012, expenses (income) for this plan were less than $(1) million, less than $1 million and $2 million, respectively.

Deferred Compensation Plan for Former JP Agents

Eligible former agents of JP may defer a portion of their commissions and bonuses as defined by the plan.  Participants may select from “phantom” investment options that are used as measures for calculating the returns that are notionally credited to their accounts.  For the years ended December 31, 2014,  2013 and 2012, expenses for this plan were $2 million, $2 million and $3 million, respectively.

20.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Stock options	$9	$8	$8
Performance shares	12	10	5
SARs	2	5	1
RSUs and nonvested stock	15	15	17
Total	$38	$38	$31

Recognized tax benefit	$13	$13	$11

21.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, Lincoln Reinsurance Company of South Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, LRCVII, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV and Lincoln Reinsurance Company of Vermont V.

	As of December 31,
	2014	2013
U.S. capital and surplus	$7,991	$7,248

	For the Years Ended December 31,
	2014	2013	2012
U.S. net gain (loss) from operations, after-tax	$1,170	$425	$649
U.S. net income (loss)	1,401	495	600
U.S. dividends to LNC holding company	705	640	605

The increase in statutory net income (loss) when comparing 2014 to 2013 was due primarily to the recapture of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer, a change in estimate on reserves for certain products and a lower effective tax rate due to the use of tax credit carryforwards.

The decrease in statutory net income (loss) when comparing 2013 to 2012 was due primarily to the effects of reserve financing transactions in 2013.

Our states of domicile, Indiana for LNL and New York for LLANY,  have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP.  Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2014 and 2013.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2014	2013
Calculation of reserves using the Indiana universal life method	$140	$219
Calculation of reserves using continuous CARVM	(1)	(2)
Conservative valuation rate on certain annuities	(39)	(30)
Lesser of LOC and XXX additional reserve as surplus	2,751	2,635

During the third quarter of 2013, the New York State Department of Financial Services (“NYDFS”) announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees.  The change, effective December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY.  LLANY discontinued the sale of these products in early 2013, but the change affects those policies sold prior to that time.  We  began phasing in the increase in reserves over five years beginning in 2013.  As of December 31, 2014, we have increased reserves by $180 million.  The additional increase in reserves over the next three years is subject to ongoing discussions with the NYDFS.  However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2014, the Company’s RBC ratio was approximately five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiary, LLANY, a New York domiciled insurance company, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $1.3 billion in 2015 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

22.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2014		As of December 31, 2013
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$85,421	$85,421	$79,178	$79,178
VIEs’ fixed maturity securities	598	598	697	697
Equity securities	231	231	201	201
Trading securities	1,966	1,966	2,190	2,190
Mortgage loans on real estate	7,387	7,838	7,029	7,193
Derivative investments (1)	1,763	1,763	617	617
Other investments	1,551	1,551	1,208	1,208
Cash and invested cash	3,224	3,224	630	630
Reinsurance related embedded derivatives	-	-	159	159
Other assets:
Reinsurance recoverable	174	174	-	-
GLB reserves embedded derivatives (2)	-	-	1,244	1,244
Separate account assets	125,265	125,265	117,135	117,135

Liabilities
Future contract benefits – indexed annuity and
IUL contracts embedded derivatives	(1,170)	(1,170)	(1,048)	(1,048)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(699)	(699)	(809)	(809)
Account values of certain investment contracts	(27,779)	(31,493)	(29,024)	(30,514)
Short-term debt	(2)	(2)	(51)	(51)
Long-term debt	(2,662)	(3,047)	(2,600)	(2,634)
Reinsurance related embedded derivatives	(109)	(109)	-	-
VIEs’ liabilities – derivative instruments	(13)	(13)	(27)	(27)
Other liabilities:
Credit default swaps	(3)	(3)	(2)	(2)
Derivative liabilities (1)	(277)	(277)	(386)	(386)
GLB reserves embedded derivatives (2)	(174)	(174)	(1,244)	(1,244)

Benefit Plans' Assets (3)	139	139	133	133

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Portions of our GLB reserves embedded derivatives are ceded to third-party reinsurance counterparties. Refer to Note 7 for additional detail.
(3)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 18 for additional detail.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  The inputs used to measure the fair value of our LPs and other privately held investments are classified as Level 3 within the fair value hierarchy.  Other investments also includes securities that are not LPs or other privately held investments and the inputs used to measure the fair  value of these securities are classified as Level 1 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2014 and 2013, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of long-term debt is based on quoted market prices.  For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2014 or 2013, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2014
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$63	$68,940	$4,052	$73,055
ABS	-	1,045	33	1,078
U.S. government bonds	354	36	-	390
Foreign government bonds	-	426	110	536
RMBS	-	4,032	1	4,033
CMBS	-	532	15	547
CLOs	-	7	368	375
State and municipal bonds	-	4,479	-	4,479
Hybrid and redeemable preferred securities	44	829	55	928
VIEs’ fixed maturity securities	-	598	-	598
Equity AFS securities	7	67	157	231
Trading securities	-	1,893	73	1,966
Other investments	150	-	-	150
Derivative investments (1)	-	1,059	1,232	2,291
Cash and invested cash	-	3,224	-	3,224
Other assets – reinsurance recoverable	-	-	174	174
Separate account assets	1,539	123,726	-	125,265
Total assets	$2,157	$210,893	$6,270	$219,320

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,170)	$(1,170)
Reinsurance related embedded derivatives	-	(109)	-	(109)
VIEs’ liabilities – derivative instruments	-	-	(13)	(13)
Other liabilities:
Credit default swaps	-	-	(3)	(3)
Derivative liabilities (1)	-	(562)	(243)	(805)
GLB reserves embedded derivatives	-	-	(174)	(174)
Total liabilities	$-	$(671)	$(1,603)	$(2,274)

Benefit Plans' Assets	$-	$139	$-	$139

	As of December 31, 2013
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$60	$64,322	$2,912	$67,294
ABS	-	1,099	48	1,147
U.S. government bonds	304	21	-	325
Foreign government bonds	-	464	78	542
RMBS	-	4,143	1	4,144
CMBS	-	678	20	698
CLOs	-	47	178	225
State and municipal bonds	-	3,796	28	3,824
Hybrid and redeemable preferred securities	39	874	66	979
VIEs’ fixed maturity securities	102	595	-	697
Equity AFS securities	3	37	161	201
Trading securities	-	2,137	53	2,190
Derivative investments (1)	-	244	1,118	1,362
Cash and invested cash	-	630	-	630
Reinsurance related embedded derivatives	-	159	-	159
Other assets – GLB reserves embedded
derivatives	-	-	1,244	1,244
Separate account assets	1,766	115,369	-	117,135
Total assets	$2,274	$194,615	$5,907	$202,796

Liabilities
Future contract benefits – indexed annuity and
IUL contracts embedded derivatives	$-	$-	$(1,048)	$(1,048)
VIEs’ liabilities – derivative instruments	-	-	(27)	(27)
Other liabilities:
Credit default swaps	-	-	(2)	(2)
Derivative liabilities (1)	-	(879)	(252)	(1,131)
GLB reserves embedded derivatives	-	-	(1,244)	(1,244)
Total liabilities	$-	$(879)	$(2,573)	$(3,452)

Benefit Plans' Assets	$-	$133	$-	$133

(1)	Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2014
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)(3)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,951	$8	$28	$1,039	$26	$4,052
ABS	9	-	-	-	24	33
Foreign government bonds	78	-	7	-	25	110
RMBS	1	-	-	-	-	1
CMBS	20	-	2	(13)	6	15
CLOs	178	-	6	134	50	368
State and municipal bonds	28	-	-	-	(28)	-
Hybrid and redeemable
preferred securities	66	-	-	(5)	(6)	55
Equity AFS securities	161	4	(3)	(5)	-	157
Trading securities	53	3	7	10	-	73
Derivative investments	866	72	357	(280)	(26)	989
Other assets:
GLB reserves embedded derivatives	1,244	(1,264)	-	-	20	-
Reinsurance recoverable	-	174	-	-		174
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives (5)	(1,048)	(210)	-	88	-	(1,170)
VIEs’ liabilities – derivative instruments (6)	(27)	14	-	-	-	(13)
Other liabilities:
Credit default swaps (7)	(2)	(1)	-	-	-	(3)
GLB reserves embedded derivatives (5)	(1,244)	1,090	-	-	(20)	(174)
Total, net	$3,334	$(110)	$404	$968	$71	$4,667

	For the Year Ended December 31, 2013
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,051	$(17)	$-	$996	$(79)	$2,951
ABS	14	-	-	30	(35)	9
U.S. government bonds	1	-	-	(1)	-	-
Foreign government bonds	46	-	(1)	33	-	78
RMBS	3	-	-	(2)	-	1
CMBS	27	-	6	(5)	(8)	20
CLOs	154	(1)	4	50	(29)	178
State and municipal bonds	32	-	(4)	-	-	28
Hybrid and redeemable
preferred securities	116	-	13	(33)	(30)	66
Equity AFS securities	87	(1)	2	73	-	161
Trading securities	56	2	(7)	(6)	8	53
Derivative investments	1,916	(681)	(194)	(175)	-	866
Other assets – GLB embedded derivatives	909	(2,153)	-	-	2,488	1,244
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives (5)	(732)	(356)	-	40	-	(1,048)
VIEs' liabilities – derivative instruments (6)	(128)	101	-	-	-	(27)
Other liabilities – credit default swaps (7)	(11)	9	-	-	-	(2)
GLB reserves embedded derivatives (5)	(909)	2,153	-	-	(2,488)	(1,244)
Total, net	$3,632	$(944)	$(181)	$1,000	$(173)	$3,334

	For the Year Ended December 31, 2012
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,370	$(25)	$34	$277	$(605)	$2,051
ABS	53	-	1	(3)	(37)	14
U.S. government bonds	1	-	-	-	-	1
Foreign government bonds	97	-	-	(5)	(46)	46
RMBS	158	(3)	3	(8)	(147)	3
CMBS	31	(11)	16	(11)	2	27
CLOs	101	(2)	8	61	(14)	154
State and municipal bonds	-	-	-	32	-	32
Hybrid and redeemable
preferred securities	99	(1)	23	-	(5)	116
Equity AFS securities	56	(8)	13	26	-	87
Trading securities	67	3	4	(2)	(16)	56
Derivative investments	2,484	(823)	73	182	-	1,916
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives (5)	(399)	(136)	-	(197)	-	(732)
VIEs' liabilities – derivative instruments (6)	(291)	163	-	-	-	(128)
Other liabilities – credit default swaps (7)	(16)	5	-	-	-	(11)
GLB reserves embedded derivatives (5)	(2,217)	1,308	-	-	-	(909)
Total, net	$2,594	$470	$175	$352	$(868)	$2,723

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2)

Transfers into or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Consolidated Balance Sheets.
(4)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(5)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6)	Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(7)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,939	$(576)	$(115)	$(47)	$(162)	$1,039
CMBS	-	-	-	(13)	-	(13)
CLOs	185	-	-	(46)	(5)	134
Hybrid and redeemable
preferred securities	-	(5)	-	-	-	(5)
Equity AFS securities	-	(5)	-	-	-	(5)
Trading securities	14	-	-	(4)	-	10
Derivative investments	160	(87)	(353)	-	-	(280)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(69)	-	-	157	-	88
Total, net	$2,229	$(673)	$(468)	$47	$(167)	$968

	For the Year Ended December 31, 2013
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,205	$(51)	$(44)	$(45)	$(69)	$996
ABS	30	-	-	-	-	30
U.S. government bonds	-	-	-	(1)	-	(1)
Foreign government bonds	50	-	(17)	-	-	33
RMBS	-	-	-	(2)	-	(2)
CMBS	-	-	-	(3)	(2)	(5)
CLOs	74	-	-	(24)	-	50
Hybrid and redeemable preferred
securities	-	(33)	-	-	-	(33)
Equity AFS securities	78	(5)	-	-	-	73
Trading securities	-	(3)	(1)	(2)	-	(6)
Derivative investments	152	(23)	(304)	-	-	(175)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(68)	-	-	108	-	40
Total, net	$1,521	$(115)	$(366)	$31	$(71)	$1,000

	For the Year Ended December 31, 2012
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$363	$(26)	$(6)	$(49)	$(6)	$276
ABS	-	-	-	(2)	-	(2)
Foreign government bonds	-	-	(5)	-	-	(5)
RMBS	-	-	(6)	(2)	-	(8)
CMBS	-	-	-	(11)	-	(11)
CLOs	72	-	-	(11)	-	61
State and municipal bonds	32	-	-	-	-	32
Equity AFS securities	26	-	-	-	-	26
Trading securities	-	-	-	(2)	-	(2)
Derivative investments	454	(34)	(238)	-	-	182
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(99)	-	-	(98)	-	(197)
Total, net	$848	$(60)	$(255)	$(175)	$(6)	$352

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Derivative investments (1)	$(15)	$(753)	$(823)
Indexed annuity and IUL contracts
embedded derivatives (1)	(37)	(44)	(10)
Other assets – GLB reserves embedded derivatives (1)	(678)	(2,444)	-
VIEs’ liabilities – derivative instruments (1)	14	101	163
Other liabilities:
Credit default swaps (2)	(1)	9	6
GLB reserves embedded derivatives (1)	678	2,444	1,472
Total, net	$(39)	$(687)	$808

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$473	$(447)	$26
ABS	26	(2)	24
Foreign government bonds	25	-	25
CMBS	6	-	6
CLOs	50	-	50
State and municipal bonds	-	(28)	(28)
Hybrid and redeemable preferred
securities	17	(23)	(6)
Trading securities	10	(10)	-
Derivative investments	-	(26)	(26)
Other assets – GLB reserves
embedded derivatives	20	-	20
Other liabilities – GLB reserves
embedded derivatives	-	(20)	(20)
Total, net	$627	$(556)	$71

	For the Year Ended December 31, 2013
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$367	$(446)	$(79)
ABS		(35)	(35)
CMBS	-	(8)	(8)
CLOs	-	(29)	(29)
Hybrid and redeemable preferred securities	20	(50)	(30)
Trading securities	8	-	8
Total, net	$395	$(568)	$(173)

	For the Year Ended December 31, 2012
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$33	$(638)	$(605)
ABS	2	(39)	(37)
Foreign government bonds	-	(46)	(46)
RMBS	-	(147)	(147)
CMBS	5	(3)	2
CLOs	6	(20)	(14)
Hybrid and redeemable preferred securities	35	(40)	(5)
Trading securities	2	(18)	(16)
Total, net	$83	$(951)	$(868)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2014, 2013 and 2012 transfers in and out were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers in and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2014, 2013 and 2012 the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2014:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$1,262	Discounted cash flow	Liquidity/duration adjustment (1)	0.5%	-	11.6%
ABS	64	Discounted cash flow	Liquidity/duration adjustment (1)	2.8%	-	3.0%
Foreign government bonds	80	Discounted cash flow	Liquidity/duration adjustment (1)	2.0%	-	3.5%
Hybrid and redeemable
preferred securities	20	Discounted cash flow	Liquidity/duration adjustment (1)	2.1%	-	2.1%
Equity AFS and trading securities	27	Discounted cash flow	Liquidity/duration adjustment (1)	4.3%	-	7.3%
Other assets – reinsurance
recoverable	174	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	140%
			NPR (5)	0.00%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	28%
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	(1,170)	Discounted cash flow	Lapse rate (2)	1%	-	15%
			Mortality rate (6)			(9)
Other liabilities – GLB reserves
embedded derivatives	(174)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	140%
			NPR (5)	0.00%	-	0.35%
			Mortality rate (6)(8)			(9)
			Volatility (7)	1%	-	28%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.
(9)

Based on the “Annuity 2000 Mortality Table” developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the National Association of Insurance Commissioners in 1996 for our mortality input.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•	Indexed annuity and IUL contracts embedded derivatives – An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives –  Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

23.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties (see Note 3 for more information) and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off Institutional Pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
▪	Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them; and
▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;

•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Revenues
Operating revenues:
Annuities	$3,450	$3,044	$2,713
Retirement Plan Services	1,081	1,061	1,015
Life Insurance	5,343	4,781	4,820
Group Protection	2,445	2,260	2,090
Other Operations	406	392	411
Excluded realized gain (loss), pre-tax	(689)	(81)	(235)
Amortization of deferred gain arising from reserve changes on business
sold through reinsurance, pre-tax	3	3	3
Total revenues	$12,039	$11,460	$10,817

	For the Years Ended December 31,
	2014	2013	2012
Net Income (Loss)
Income (loss) from operations:
Annuities	$901	$715	$608
Retirement Plan Services	154	135	131
Life Insurance	373	464	538
Group Protection	23	71	72
Other Operations	(13)	(5)	(39)
Excluded realized gain (loss), after-tax	(446)	(53)	(152)
Income (loss) from reserve changes (net of related
amortization) on business sold through reinsurance, after-tax	2	2	2
Impairment of intangibles, after-tax	-	-	2
Net income (loss)	$994	$1,329	$1,162

	For the Years Ended December 31,
	2014	2013	2012
Net Investment Income
Annuities	$1,013	$1,022	$1,058
Retirement Plan Services	828	825	797
Life Insurance	2,376	2,317	2,297
Group Protection	180	165	161
Other Operations	251	232	238
Total net investment income	$4,648	$4,561	$4,551

	For the Years Ended December 31,
	2014	2013	2012
Amortization of DAC and VOBA, Net of Interest
Annuities	$346	$374	$307
Retirement Plan Services	37	48	42
Life Insurance	640	441	609
Group Protection	57	53	48
Total amortization of DAC and VOBA, net of interest	$1,080	$916	$1,006

	For the Years Ended December 31,
	2014	2013	2012
Federal Income Tax Expense (Benefit)
Annuities	$225	$159	$117
Retirement Plan Services	48	46	29
Life Insurance	167	225	326
Group Protection	12	38	38
Other Operations	10	(9)	(82)
Excluded realized gain (loss)	(243)	(29)	(83)
Reserve changes (net of related amortization)
on business sold through reinsurance	1	1	1
Impairment of intangibles	-	-	(2)
Total federal income tax expense (benefit)	$220	$431	$344

	As of December 31,
	2014	2013
Assets
Annuities	$130,509	$119,147
Retirement Plan Services	33,686	32,367
Life Insurance	69,712	67,470
Group Protection	4,239	3,865
Other Operations	15,364	14,659
Total assets	$253,510	$237,508

24.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Interest paid	$104	$91	$134
Income taxes paid (received)	172	(6)	136
Significant non-cash investing and financing transactions:
Disposal of note receivable from affiliate	(500)	-	-
Acquisition of note receivable from affiliate	712	-	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	88	360	-
Carrying value of liability	(88)	(360)	-
Net asset (liability) from exchange	$-	$-	$-
Reinsurance ceded:
Carrying value of assets	$15	$11	$367
Carrying value of liabilities	15	11	(367)
Total reinsurance ceded	$30	$22	$-
Reinsurance recaptured:
Carrying value of assets	$-	$-	$(34)
Carrying value of liabilities	-	-	(84)
Total reinsurance recaptured	$-	$-	$(118)
Reinsurance novated:
Carrying value of assets	$-	$-	$-
Carrying value of liabilities	-	-	(26)
Total reinsurance novated	$-	$-	$(26)

25.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

T

	As of December 31,
	2014	2013
Assets with affiliates:
Accrued inter-company interest receivable	$2	$2	Accrued investment income
Bonds	1,410	873	Fixed maturity AFS securities
Ceded reinsurance contracts	(239)	-	Deferred acquisition costs and value of
			business acquired
Ceded reinsurance contracts	1,700	1,559	Reinsurance recoverables
Ceded reinsurance contracts	44	268	Reinsurance related embedded derivatives
Ceded reinsurance contracts	71	51	Other assets
Cash management agreement investment	449	777	Other assets
Promissory note due from LNC	-	-	Fixed maturity AFS securities
Service agreement receivable	48	5	Other assets
Ceded reinsurance contracts	10	202	Other assets

Liabilities with affiliates:
Accrued inter-company interest payable	4	4	Other liabilities
Assumed reinsurance contracts	25	407	Future contract benefits
Assumed reinsurance contracts	413	-	Other contract holder funds
Service agreement payable	62	-	Other liabilities
Ceded reinsurance contracts	(53)	-	Other contract holder funds
Ceded reinsurance contracts	3,677	2,244	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	72	1,244	Other liabilities
Inter-company short-term debt	2	51	Short-term debt
Inter-company long-term debt	2,412	2,350	Long-term debt

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2014	2013	2012
Revenues with affiliates:
Premiums received on assumed reinsurance contracts	$(574)	$(318)	$(188)	Insurance premiums
Net investment income on intercompany notes	12	5	-	Net investment income
Fees for management of general account	(105)	(103)	(92)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	1,265	(2,153)	-	Realized gain (loss)
Reinsurance related settlements	(1,573)	2,110	-	Realized gain (loss)
Other gains (losses)	(199)	242	-	Realized gain (loss)

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded reinsurance	255	(205)	(433)	Benefits
Service agreement payments	76	100	114	Commissions and other
				expenses
Interest expense on inter-company debt	102	92	109	Interest and debt expense
Interest credited on assumed reinsurance contracts	15	-	-	Interest credited

Bonds

LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, weighted policies in force, and sales.

Fees for Management of General Account

Effective January 1, 2012, LNL entered into an Investment Advisory Agreement with Lincoln Investment Management Company (“LIMCO”), also a wholly-owned subsidiary of LNC.  LIMCO provides investment advisory services to LNL and enters into sub-advisory agreements with other third-party investment advisers.

Ceded Reinsurance Contracts

As discussed in Note 10, we cede insurance contracts to and assume insurance contracts from affiliated companies.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 7, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.  As discussed in Note 4, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $186 million and $651 million as of December 31, 2014 and 2013, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

26.  Subsequent Events

On March 16, 2015, LNL paid a cash dividend in the amount of $400 million to LNC.

E-78

Lincoln Life Flexible Premium Variable Life Account R

Lincoln Life Flexible Premium Variable Life Account R

Statements of assets and liabilities

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
ABVPSF Global Thematic Growth Class A	$1,186,579	$—	$1,186,579	$—	$19	$1,186,560
ABVPSF Growth and Income Class A	9,994,535	—	9,994,535	—	199	9,994,336
ABVPSF International Value Class A	2,607,841	—	2,607,841	—	38	2,607,803
ABVPSF Large Cap Growth Class A	2,337,022	276	2,337,298	—	51	2,337,247
ABVPSF Small/Mid Cap Value Class A	16,038,719	56,433	16,095,152	—	281	16,094,871
American Century VP Inflation Protection Class I	8,337,554	—	8,337,554	27,423	155	8,309,976
American Funds Global Growth Class 2	17,664,248	12	17,664,260	—	306	17,663,954
American Funds Global Small Capitalization Class 2	14,694,158	—	14,694,158	571	270	14,693,317
American Funds Growth Class 2	70,692,427	534,354	71,226,781	—	1,370	71,225,411
American Funds Growth-Income Class 2	63,738,912	213,250	63,952,162	—	1,189	63,950,973
American Funds International Class 2	37,162,346	12,330	37,174,676	—	641	37,174,035
BlackRock Global Allocation V.I. Class I	38,793,036	28,219	38,821,255	—	570	38,820,685
ClearBridge Variable Mid Cap Core Class I	364,785	—	364,785	—	5	364,780
Delaware VIP Diversified Income Standard Class	24,236,058	3,740	24,239,798	—	418	24,239,380
Delaware VIP Emerging Markets Standard Class	23,251,312	19,753	23,271,065	—	397	23,270,668
Delaware VIP High Yield Standard Class	17,940,879	2,703	17,943,582	—	344	17,943,238
Delaware VIP Limited-Term Diversified Income Standard Class	7,185,083	22	7,185,105	—	98	7,185,007
Delaware VIP REIT Standard Class	20,307,002	41,178	20,348,180	—	381	20,347,799
Delaware VIP Small Cap Value Standard Class	27,693,156	—	27,693,156	2,723	560	27,689,873
Delaware VIP Smid Cap Growth Standard Class	23,129,173	176,752	23,305,925	—	462	23,305,463
Delaware VIP U.S. Growth Standard Class	7,071,972	5,694	7,077,666	—	110	7,077,556
Delaware VIP Value Standard Class	24,251,906	6,265	24,258,171	—	438	24,257,733
Deutsche Alternative Asset Allocation VIP Class A	2,069,664	—	2,069,664	9,272	33	2,060,359
Deutsche Equity 500 Index VIP Class A	52,719,531	—	52,719,531	548	1,120	52,717,863
Deutsche Small Cap Index VIP Class A	7,512,973	866	7,513,839	—	155	7,513,684
Fidelity VIP Asset Manager Initial Class	966,460	—	966,460	52	21	966,387
Fidelity VIP Contrafund Service Class	56,502,141	121,074	56,623,215	—	1,053	56,622,162
Fidelity VIP Equity-Income Initial Class	2,708,749	—	2,708,749	—	60	2,708,689
Fidelity VIP Equity-Income Service Class	1,922,151	—	1,922,151	—	41	1,922,110
Fidelity VIP Growth Service Class	15,582,795	115,370	15,698,165	—	297	15,697,868
Fidelity VIP Growth Opportunities Service Class	2,017,606	3,312	2,020,918	—	45	2,020,873
Fidelity VIP High Income Service Class	2,170,020	—	2,170,020	—	48	2,169,972
Fidelity VIP Investment Grade Bond Initial Class	2,419,943	—	2,419,943	—	53	2,419,890
Fidelity VIP Mid Cap Service Class	11,671,571	27,355	11,698,926	—	182	11,698,744
Fidelity VIP Overseas Service Class	4,884,480	—	4,884,480	—	85	4,884,395
Franklin Income VIP Class 1	13,606,764	84,098	13,690,862	—	216	13,690,646
Franklin Mutual Shares VIP Class 1	7,548,031	—	7,548,031	—	92	7,547,939
Franklin Small-Mid Cap Growth VIP Class 1	6,143,911	552	6,144,463	—	118	6,144,345
Invesco V.I. American Franchise Series I	10,482,766	6,517	10,489,283	—	232	10,489,051
Invesco V.I. Core Equity Series I	14,471,406	—	14,471,406	273	319	14,470,814
Invesco V.I. Diversified Income Series I	572,310	—	572,310	—	13	572,297
Invesco V.I. International Growth Series I	5,609,533	24,028	5,633,561	—	121	5,633,440
Janus Aspen Balanced Institutional Class	13,933,066	—	13,933,066	124	307	13,932,635
Janus Aspen Balanced Service Class	2,407,019	—	2,407,019	—	52	2,406,967
Janus Aspen Enterprise Service Class	2,456,472	—	2,456,472	—	54	2,456,418
Janus Aspen Global Research Institutional Class	8,866,312	115,367	8,981,679	—	196	8,981,483
Janus Aspen Global Research Service Class	2,137,361	—	2,137,361	—	47	2,137,314
Janus Aspen Global Technology Service Class	4,613,929	115,495	4,729,424	—	102	4,729,322

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R

Statements of assets and liabilities (continued)

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Baron Growth Opportunities Standard Class	$596,312	$—	$596,312	$—	$11	$596,301
LVIP Baron Growth Opportunities Service Class	11,461,423	36,855	11,498,278	—	206	11,498,072
LVIP BlackRock Emerging Markets RPM Standard Class	1,907,641	—	1,907,641	—	30	1,907,611
LVIP BlackRock Equity Dividend RPM Standard Class	15,228,034	14,110	15,242,144	—	262	15,241,882
LVIP BlackRock Inflation Protected Bond Standard Class	4,256,717	—	4,256,717	—	53	4,256,664
LVIP Capital Growth Standard Class	1,610,224	—	1,610,224	—	20	1,610,204
LVIP Clarion Global Real Estate Standard Class	3,890,981	—	3,890,981	14,847	63	3,876,071
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	3,497,359	—	3,497,359	—	56	3,497,303
LVIP Delaware Bond Standard Class	53,775,561	811	53,776,372	—	980	53,775,392
LVIP Delaware Diversified Floating Rate Standard Class	4,220,495	—	4,220,495	—	67	4,220,428
LVIP Delaware Foundation Aggressive Allocation Standard Class	3,633,082	—	3,633,082	—	68	3,633,014
LVIP Delaware Growth and Income Standard Class	1,052,223	—	1,052,223	—	18	1,052,205
LVIP Delaware Social Awareness Standard Class	3,392,936	—	3,392,936	—	60	3,392,876
LVIP Delaware Special Opportunities Standard Class	2,869,584	—	2,869,584	—	46	2,869,538
LVIP Dimensional Non-U.S. Equity RPM Standard Class	2,304,837	—	2,304,837	—	38	2,304,799
LVIP Dimensional U.S. Equity RPM Standard Class	3,453,219	—	3,453,219	—	58	3,453,161
LVIP Dimensional/Vanguard Total Bond Standard Class	4,973,784	—	4,973,784	—	73	4,973,711
LVIP Global Income Standard Class	3,156,196	—	3,156,196	—	46	3,156,150
LVIP Invesco Diversified Equity Income RPM Standard Class	133,870	—	133,870	—	2	133,868
LVIP JPMorgan High Yield Standard Class	5,448,431	9,672	5,458,103	—	71	5,458,032
LVIP JPMorgan Mid Cap Value RPM Standard Class	4,618,616	14,110	4,632,726	—	75	4,632,651
LVIP Managed Risk Profile 2010 Standard Class	287,106	—	287,106	—	5	287,101
LVIP Managed Risk Profile 2020 Standard Class	1,005,435	—	1,005,435	—	19	1,005,416
LVIP Managed Risk Profile 2030 Standard Class	1,602,772	—	1,602,772	—	27	1,602,745
LVIP Managed Risk Profile 2040 Standard Class	1,400,236	—	1,400,236	39	30	1,400,167
LVIP Managed Risk Profile Conservative Standard Class	7,054,404	—	7,054,404	—	122	7,054,282
LVIP Managed Risk Profile Growth Standard Class	30,639,550	—	30,639,550	53,575	460	30,585,515
LVIP Managed Risk Profile Moderate Standard Class	37,774,026	869	37,774,895	—	555	37,774,340
LVIP MFS International Growth Standard Class	4,951,877	—	4,951,877	—	74	4,951,803
LVIP MFS Value Standard Class	11,595,387	20,192	11,615,579	—	168	11,615,411
LVIP Mid-Cap Value Standard Class	3,328,518	—	3,328,518	—	51	3,328,467
LVIP Mondrian International Value Standard Class	9,226,157	—	9,226,157	25,191	165	9,200,801
LVIP Money Market Standard Class	71,617,000	11,730,983	83,347,983	—	1,166	83,346,817
LVIP SSgA Bond Index Standard Class	3,737,282	—	3,737,282	—	57	3,737,225

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R

Statements of assets and liabilities (continued)

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP SSgA Conservative Index Allocation Standard Class	$4,220,036	$—	$4,220,036	$—	$69	$4,219,967
LVIP SSgA Conservative Structured Allocation Standard Class	2,882,857	—	2,882,857	—	47	2,882,810
LVIP SSgA Developed International 150 Standard Class	3,299,080	1,372	3,300,452	—	48	3,300,404
LVIP SSgA Emerging Markets 100 Standard Class	4,886,179	12,751	4,898,930	—	77	4,898,853
LVIP SSgA Global Tactical Allocation RPM Standard Class	6,485,228	—	6,485,228	—	100	6,485,128
LVIP SSgA International Index Standard Class	11,604,543	30,962	11,635,505	—	178	11,635,327
LVIP SSgA Large Cap 100 Standard Class	2,804,464	—	2,804,464	5,719	44	2,798,701
LVIP SSgA Moderate Index Allocation Standard Class	11,795,938	—	11,795,938	—	173	11,795,765
LVIP SSgA Moderate Structured Allocation Standard Class	13,958,171	—	13,958,171	—	212	13,957,959
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	12,488,376	—	12,488,376	—	205	12,488,171
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	5,784,773	13,499	5,798,272	—	82	5,798,190
LVIP SSgA S&P 500 Index Standard Class	55,121,647	9,672	55,131,319	—	833	55,130,486
LVIP SSgA Small-Cap Index Standard Class	7,830,668	16,809	7,847,477	—	110	7,847,367
LVIP SSgA Small-Mid Cap 200 Standard Class	3,868,448	2,700	3,871,148	—	58	3,871,090
LVIP T. Rowe Price Growth Stock Standard Class	6,459,298	5,399	6,464,697	—	100	6,464,597
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	5,147,671	12,326	5,159,997	—	91	5,159,906
LVIP Templeton Growth RPM Standard Class	2,795,706	—	2,795,706	—	44	2,795,662
LVIP UBS Large Cap Growth RPM Standard Class	4,632,321	—	4,632,321	—	84	4,632,237
LVIP Vanguard Domestic Equity ETF Standard Class	8,393,185	—	8,393,185	—	132	8,393,053
LVIP Vanguard International Equity ETF Standard Class	5,663,786	—	5,663,786	—	86	5,663,700
LVIP VIP Mid Cap RPM Standard Class	484,322	—	484,322	—	4	484,318
M Capital Appreciation	1,374,432	—	1,374,432	—	26	1,374,406
M International Equity	1,930,485	—	1,930,485	—	37	1,930,448
M Large Cap Growth	1,319,987	—	1,319,987	—	24	1,319,963
M Large Cap Value	801,865	—	801,865	—	13	801,852
MFS VIT Core Equity Initial Class	1,531,799	—	1,531,799	—	34	1,531,765
MFS VIT Growth Initial Class	12,429,566	5,399	12,434,965	—	250	12,434,715
MFS VIT Total Return Initial Class	17,078,246	—	17,078,246	—	356	17,077,890
MFS VIT Utilities Initial Class	19,347,637	8,282	19,355,919	—	386	19,355,533
NB AMT Large Cap Value I Class	1,998,822	—	1,998,822	—	44	1,998,778
NB AMT Mid Cap Growth I Class	17,008,790	173,242	17,182,032	—	362	17,181,670
NB AMT Mid Cap Intrinsic Value I Class	4,035,996	—	4,035,996	—	81	4,035,915
PIMCO VIT CommodityRealReturn Strategy Administrative Class	5,475,341	—	5,475,341	2,577	79	5,472,685
Putnam VT Global Health Care Class IB	2,100,664	1,084	2,101,748	—	46	2,101,702
Putnam VT Growth & Income Class IB	1,430,029	—	1,430,029	—	32	1,429,997
Templeton Foreign VIP Class 1	1,851,683	—	1,851,683	—	41	1,851,642
Templeton Foreign VIP Class 2	3,970,132	—	3,970,132	—	87	3,970,045

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R

Statements of assets and liabilities (continued)

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Templeton Global Bond VIP Class 1	$7,756,636	$173	$7,756,809	$—	$139	$7,756,670
Templeton Growth VIP Class 1	4,114,270	—	4,114,270	—	80	4,114,190
Templeton Growth VIP Class 2	1,592,815	—	1,592,815	—	35	1,592,780

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R

Statements of operations

Year Ended December 31, 2014

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
ABVPSF Global Thematic Growth Class A	$—	$(6,718)	$(6,718)	$12,492
ABVPSF Growth and Income Class A	139,781	(69,594)	70,187	338,636
ABVPSF International Value Class A	101,896	(15,628)	86,268	(18,811)
ABVPSF Large Cap Growth Class A	—	(16,744)	(16,744)	123,486
ABVPSF Small/Mid Cap Value Class A	104,547	(95,965)	8,582	508,171
American Century VP Inflation Protection Class I	124,332	(58,793)	65,539	(68,562)
American Funds Global Growth Class 2	196,682	(100,712)	95,970	208,655
American Funds Global Small Capitalization Class 2	18,291	(98,171)	(79,880)	336,823
American Funds Growth Class 2	549,553	(474,045)	75,508	1,745,771
American Funds Growth-Income Class 2	786,850	(401,293)	385,557	1,293,880
American Funds International Class 2	525,101	(221,800)	303,301	335,910
BlackRock Global Allocation V.I. Class I	852,691	(175,887)	676,804	478,899
ClearBridge Variable Mid Cap Core Class I	997	(656)	341	(3,957)
Delaware VIP Diversified Income Standard Class	506,786	(145,201)	361,585	38,194
Delaware VIP Emerging Markets Standard Class	147,325	(148,819)	(1,494)	240,460
Delaware VIP High Yield Standard Class	1,289,177	(136,226)	1,152,951	84,866
Delaware VIP Limited-Term Diversified Income Standard Class	92,692	(28,061)	64,631	(698)
Delaware VIP REIT Standard Class	217,953	(114,440)	103,513	409,327
Delaware VIP Small Cap Value Standard Class	142,090	(194,718)	(52,628)	705,479
Delaware VIP Smid Cap Growth Standard Class	14,195	(156,361)	(142,166)	505,793
Delaware VIP U.S. Growth Standard Class	12,290	(34,341)	(22,051)	380,705
Delaware VIP Value Standard Class	343,746	(139,578)	204,168	976,869
Deutsche Alternative Asset Allocation VIP Class A	25,680	(9,378)	16,302	4,580
Deutsche Equity 500 Index VIP Class A	942,435	(391,435)	551,000	2,280,818
Deutsche Small Cap Index VIP Class A	69,563	(54,947)	14,616	219,353
Fidelity VIP Asset Manager Initial Class	14,702	(7,828)	6,874	12,151
Fidelity VIP Contrafund Service Class	472,724	(346,027)	126,697	1,378,002
Fidelity VIP Equity-Income Initial Class	76,271	(20,970)	55,301	24,729
Fidelity VIP Equity-Income Service Class	52,371	(17,451)	34,920	81,855
Fidelity VIP Growth Service Class	14,190	(89,889)	(75,699)	544,871
Fidelity VIP Growth Opportunities Service Class	2,240	(15,343)	(13,103)	89,189
Fidelity VIP High Income Service Class	127,260	(18,850)	108,410	18,768
Fidelity VIP Investment Grade Bond Initial Class	52,574	(22,104)	30,470	6,191
Fidelity VIP Mid Cap Service Class	18,626	(52,255)	(33,629)	126,387
Fidelity VIP Overseas Service Class	64,641	(31,740)	32,901	51,035
Franklin Income VIP Class 1	615,070	(67,333)	547,737	163,433
Franklin Mutual Shares VIP Class 1	147,727	(27,099)	120,628	150,120
Franklin Small-Mid Cap Growth VIP Class 1	—	(41,062)	(41,062)	93,157
Invesco V.I. American Franchise Series I	4,477	(84,037)	(79,560)	384,631
Invesco V.I. Core Equity Series I	127,275	(118,845)	8,430	704,515
Invesco V.I. Diversified Income Series I	29,537	(4,695)	24,842	(4,041)
Invesco V.I. International Growth Series I	91,306	(46,246)	45,060	451,957
Janus Aspen Balanced Institutional Class	208,966	(91,484)	117,482	121,354
Janus Aspen Balanced Service Class	37,309	(19,233)	18,076	34,187
Janus Aspen Enterprise Service Class	714	(16,765)	(16,051)	117,342
Janus Aspen Global Research Institutional Class	94,171	(69,584)	24,587	131,838
Janus Aspen Global Research Service Class	20,052	(16,536)	3,516	16,968
Janus Aspen Global Technology Service Class	—	(35,809)	(35,809)	140,678
LVIP Baron Growth Opportunities Standard Class	2,416	(3,857)	(1,441)	27,127
LVIP Baron Growth Opportunities Service Class	20,503	(66,457)	(45,954)	346,055
LVIP BlackRock Emerging Markets RPM Standard Class	21,966	(5,739)	16,227	1,855
LVIP BlackRock Equity Dividend RPM Standard Class	214,263	(65,579)	148,684	52,179
LVIP BlackRock Inflation Protected Bond Standard Class	58,303	(16,315)	41,988	(16,368)
LVIP Capital Growth Standard Class	2,677	(6,362)	(3,685)	105,457
LVIP Clarion Global Real Estate Standard Class	95,400	(18,806)	76,594	68,583
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	—	(20,287)	(20,287)	(14,035)
LVIP Delaware Bond Standard Class	1,083,132	(339,167)	743,965	101,108

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
ABVPSF Global Thematic Growth Class A	$—	$12,492	$38,191	$43,965
ABVPSF Growth and Income Class A	—	338,636	415,164	823,987
ABVPSF International Value Class A	—	(18,811)	(246,209)	(178,752)
ABVPSF Large Cap Growth Class A	—	123,486	162,621	269,363
ABVPSF Small/Mid Cap Value Class A	1,724,438	2,232,609	(1,026,598)	1,214,593
American Century VP Inflation Protection Class I	205,760	137,198	45,769	248,506
American Funds Global Growth Class 2	1,534,181	1,742,836	(1,543,117)	295,689
American Funds Global Small Capitalization Class 2	64,231	401,054	(128,280)	192,894
American Funds Growth Class 2	3,259,936	5,005,707	(6,995)	5,074,220
American Funds Growth-Income Class 2	2,793,860	4,087,740	1,077,267	5,550,564
American Funds International Class 2	—	335,910	(1,842,878)	(1,203,667)
BlackRock Global Allocation V.I. Class I	2,922,391	3,401,290	(3,559,262)	518,832
ClearBridge Variable Mid Cap Core Class I	24,551	20,594	(13,019)	7,916
Delaware VIP Diversified Income Standard Class	—	38,194	591,962	991,741
Delaware VIP Emerging Markets Standard Class	86,213	326,673	(2,438,816)	(2,113,637)
Delaware VIP High Yield Standard Class	306,947	391,813	(1,733,207)	(188,443)
Delaware VIP Limited-Term Diversified Income Standard Class	—	(698)	(3,730)	60,203
Delaware VIP REIT Standard Class	—	409,327	3,638,046	4,150,886
Delaware VIP Small Cap Value Standard Class	2,188,673	2,894,152	(1,544,284)	1,297,240
Delaware VIP Smid Cap Growth Standard Class	1,963,651	2,469,444	(1,688,811)	638,467
Delaware VIP U.S. Growth Standard Class	380,995	761,700	12,254	751,903
Delaware VIP Value Standard Class	—	976,869	1,508,771	2,689,808
Deutsche Alternative Asset Allocation VIP Class A	8,237	12,817	(5,036)	24,083
Deutsche Equity 500 Index VIP Class A	1,690,930	3,971,748	1,462,611	5,985,359
Deutsche Small Cap Index VIP Class A	396,164	615,517	(353,822)	276,311
Fidelity VIP Asset Manager Initial Class	44,701	56,852	(16,271)	47,455
Fidelity VIP Contrafund Service Class	1,106,469	2,484,471	2,758,981	5,370,149
Fidelity VIP Equity-Income Initial Class	36,601	61,330	86,883	203,514
Fidelity VIP Equity-Income Service Class	27,881	109,736	30,412	175,068
Fidelity VIP Growth Service Class	—	544,871	734,440	1,203,612
Fidelity VIP Growth Opportunities Service Class	1,878	91,067	129,523	207,487
Fidelity VIP High Income Service Class	—	18,768	(116,673)	10,505
Fidelity VIP Investment Grade Bond Initial Class	1,079	7,270	98,155	135,895
Fidelity VIP Mid Cap Service Class	211,556	337,943	273,406	577,720
Fidelity VIP Overseas Service Class	1,050	52,085	(535,153)	(450,167)
Franklin Income VIP Class 1	—	163,433	(268,845)	442,325
Franklin Mutual Shares VIP Class 1	34,146	184,266	23,053	327,947
Franklin Small-Mid Cap Growth VIP Class 1	1,092,895	1,186,052	(743,700)	401,290
Invesco V.I. American Franchise Series I	—	384,631	455,767	760,838
Invesco V.I. Core Equity Series I	71,060	775,575	251,743	1,035,748
Invesco V.I. Diversified Income Series I	—	(4,041)	20,019	40,820
Invesco V.I. International Growth Series I	—	451,957	(528,915)	(31,898)
Janus Aspen Balanced Institutional Class	292,591	413,945	322,050	853,477
Janus Aspen Balanced Service Class	62,801	96,988	55,087	170,151
Janus Aspen Enterprise Service Class	149,000	266,342	(15,550)	234,741
Janus Aspen Global Research Institutional Class	—	131,838	399,138	555,563
Janus Aspen Global Research Service Class	—	16,968	106,829	127,313
Janus Aspen Global Technology Service Class	280,994	421,672	(21,587)	364,276
LVIP Baron Growth Opportunities Standard Class	3,021	30,148	(1,705)	27,002
LVIP Baron Growth Opportunities Service Class	64,058	410,113	124,068	488,227
LVIP BlackRock Emerging Markets RPM Standard Class	—	1,855	(153,199)	(135,117)
LVIP BlackRock Equity Dividend RPM Standard Class	—	52,179	117,939	318,802
LVIP BlackRock Inflation Protected Bond Standard Class	—	(16,368)	42,580	68,200
LVIP Capital Growth Standard Class	2,398	107,855	51,015	155,185
LVIP Clarion Global Real Estate Standard Class	—	68,583	230,009	375,186
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	—	(14,035)	(275,143)	(309,465)
LVIP Delaware Bond Standard Class	284,320	385,428	1,355,236	2,484,629

Lincoln Life Flexible Premium Variable Life Account R

Statements of operations (continued)

Year Ended December 31, 2014

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Delaware Diversified Floating Rate Standard Class	$57,716	$(21,606)	$36,110	$18,986
LVIP Delaware Foundation Aggressive Allocation Standard Class	84,384	(24,701)	59,683	45,554
LVIP Delaware Growth and Income Standard Class	19,849	(5,605)	14,244	29,739
LVIP Delaware Social Awareness Standard Class	48,771	(14,240)	34,531	49,770
LVIP Delaware Special Opportunities Standard Class	36,755	(12,705)	24,050	36,876
LVIP Dimensional Non-U.S. Equity RPM Standard Class	49,920	(9,916)	40,004	21,022
LVIP Dimensional U.S. Equity RPM Standard Class	32,443	(16,279)	16,164	26,219
LVIP Dimensional/Vanguard Total Bond Standard Class	79,488	(19,111)	60,377	2,833
LVIP Global Income Standard Class	19,906	(15,659)	4,247	(562)
LVIP Invesco Diversified Equity Income RPM Standard Class	1,008	(113)	895	(1)
LVIP JPMorgan High Yield Standard Class	222,586	(20,195)	202,391	10,924
LVIP JPMorgan Mid Cap Value RPM Standard Class	35,673	(17,844)	17,829	80,141
LVIP Managed Risk Profile 2010 Standard Class	5,358	(2,316)	3,042	93,002
LVIP Managed Risk Profile 2020 Standard Class	19,489	(6,784)	12,705	14,667
LVIP Managed Risk Profile 2030 Standard Class	33,286	(11,679)	21,607	60,723
LVIP Managed Risk Profile 2040 Standard Class	31,449	(7,893)	23,556	42,563
LVIP Managed Risk Profile Conservative Standard Class	139,351	(38,349)	101,002	77,359
LVIP Managed Risk Profile Growth Standard Class	620,475	(137,408)	483,067	204,252
LVIP Managed Risk Profile Moderate Standard Class	736,021	(188,294)	547,727	238,897
LVIP MFS International Growth Standard Class	52,227	(20,720)	31,507	13,347
LVIP MFS Value Standard Class	265,666	(51,733)	213,933	327,244
LVIP Mid-Cap Value Standard Class	9,136	(14,420)	(5,284)	130,124
LVIP Mondrian International Value Standard Class	381,792	(61,490)	320,302	168,298
LVIP Money Market Standard Class	16,113	(378,265)	(362,152)	—
LVIP SSgA Bond Index Standard Class	65,260	(14,786)	50,474	(8,791)
LVIP SSgA Conservative Index Allocation Standard Class	75,418	(22,147)	53,271	12,363
LVIP SSgA Conservative Structured Allocation Standard Class	70,049	(17,135)	52,914	20,489
LVIP SSgA Developed International 150 Standard Class	99,807	(7,531)	92,276	17,187
LVIP SSgA Emerging Markets 100 Standard Class	149,715	(24,717)	124,998	(69,125)
LVIP SSgA Global Tactical Allocation RPM Standard Class	145,424	(33,664)	111,760	52,360
LVIP SSgA International Index Standard Class	308,287	(42,151)	266,136	40,665
LVIP SSgA Large Cap 100 Standard Class	60,247	(8,882)	51,365	67,507
LVIP SSgA Moderate Index Allocation Standard Class	238,996	(41,433)	197,563	23,995
LVIP SSgA Moderate Structured Allocation Standard Class	377,656	(41,039)	336,617	22,225
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	263,298	(49,850)	213,448	39,803
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	163,428	(19,785)	143,643	50,025
LVIP SSgA S&P 500 Index Standard Class	988,834	(211,316)	777,518	787,038
LVIP SSgA Small-Cap Index Standard Class	62,847	(27,488)	35,359	200,910
LVIP SSgA Small-Mid Cap 200 Standard Class	118,391	(15,976)	102,415	25,673
LVIP T. Rowe Price Growth Stock Standard Class	—	(23,626)	(23,626)	121,182
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	11,912	(27,546)	(15,634)	166,151
LVIP Templeton Growth RPM Standard Class	41,177	(12,435)	28,742	14,631
LVIP UBS Large Cap Growth RPM Standard Class	—	(28,361)	(28,361)	62,283
LVIP Vanguard Domestic Equity ETF Standard Class	144,974	(28,287)	116,687	39,698
LVIP Vanguard International Equity ETF Standard Class	116,170	(20,270)	95,900	56,038
LVIP VIP Mid Cap RPM Standard Class	4,992	(801)	4,191	(99)
M Capital Appreciation	—	(9,054)	(9,054)	72,627
M International Equity	46,937	(13,544)	33,393	586
M Large Cap Growth	525	(8,642)	(8,117)	79,954
M Large Cap Value	9,055	(4,387)	4,668	8,118
MFS VIT Core Equity Initial Class	11,508	(11,687)	(179)	60,646
MFS VIT Growth Initial Class	12,062	(84,177)	(72,115)	598,477
MFS VIT Total Return Initial Class	317,290	(128,665)	188,625	506,974
MFS VIT Utilities Initial Class	380,855	(133,055)	247,800	627,922
NB AMT Large Cap Value I Class	14,244	(15,353)	(1,109)	22,611
NB AMT Mid Cap Growth I Class	—	(125,516)	(125,516)	324,339
NB AMT Mid Cap Intrinsic Value I Class	41,546	(28,157)	13,389	112,080

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Delaware Diversified Floating Rate Standard Class	$—	$18,986	$(52,070)	$3,026
LVIP Delaware Foundation Aggressive Allocation Standard Class	—	45,554	23,287	128,524
LVIP Delaware Growth and Income Standard Class	50,430	80,169	17,261	111,674
LVIP Delaware Social Awareness Standard Class	153,395	203,165	29,487	267,183
LVIP Delaware Special Opportunities Standard Class	125,807	162,683	(57,774)	128,959
LVIP Dimensional Non-U.S. Equity RPM Standard Class	—	21,022	(228,022)	(166,996)
LVIP Dimensional U.S. Equity RPM Standard Class	—	26,219	78,761	121,144
LVIP Dimensional/Vanguard Total Bond Standard Class	3,426	6,259	53,646	120,282
LVIP Global Income Standard Class	4,719	4,157	28,731	37,135
LVIP Invesco Diversified Equity Income RPM Standard Class	512	511	(2,109)	(703)
LVIP JPMorgan High Yield Standard Class	16,057	26,981	(173,041)	56,331
LVIP JPMorgan Mid Cap Value RPM Standard Class	—	80,141	180,938	278,908
LVIP Managed Risk Profile 2010 Standard Class	—	93,002	(80,999)	15,045
LVIP Managed Risk Profile 2020 Standard Class	—	14,667	7,684	35,056
LVIP Managed Risk Profile 2030 Standard Class	—	60,723	(26,344)	55,986
LVIP Managed Risk Profile 2040 Standard Class	—	42,563	(27,811)	38,308
LVIP Managed Risk Profile Conservative Standard Class	78,399	155,758	26,613	283,373
LVIP Managed Risk Profile Growth Standard Class	—	204,252	(78,359)	608,960
LVIP Managed Risk Profile Moderate Standard Class	—	238,897	423,212	1,209,836
LVIP MFS International Growth Standard Class	—	13,347	(304,091)	(259,237)
LVIP MFS Value Standard Class	—	327,244	446,376	987,553
LVIP Mid-Cap Value Standard Class	—	130,124	56,380	181,220
LVIP Mondrian International Value Standard Class	—	168,298	(797,781)	(309,181)
LVIP Money Market Standard Class	—	—	—	(362,152)
LVIP SSgA Bond Index Standard Class	1,728	(7,063)	89,447	132,858
LVIP SSgA Conservative Index Allocation Standard Class	28,103	40,466	37,192	130,929
LVIP SSgA Conservative Structured Allocation Standard Class	47,858	68,347	(5,060)	116,201
LVIP SSgA Developed International 150 Standard Class	59,593	76,780	(254,404)	(85,348)
LVIP SSgA Emerging Markets 100 Standard Class	—	(69,125)	(225,781)	(169,908)
LVIP SSgA Global Tactical Allocation RPM Standard Class	—	52,360	20,989	185,109
LVIP SSgA International Index Standard Class	—	40,665	(1,071,617)	(764,816)
LVIP SSgA Large Cap 100 Standard Class	77,151	144,658	48,259	244,282
LVIP SSgA Moderate Index Allocation Standard Class	33,396	57,391	(37,364)	217,590
LVIP SSgA Moderate Structured Allocation Standard Class	90,537	112,762	(140,727)	308,652
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	38,744	78,547	(64,489)	227,506
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	49,353	99,378	(68,517)	174,504
LVIP SSgA S&P 500 Index Standard Class	397,590	1,184,628	2,957,452	4,919,598
LVIP SSgA Small-Cap Index Standard Class	172,269	373,179	(65,142)	343,396
LVIP SSgA Small-Mid Cap 200 Standard Class	131,167	156,840	(130,365)	128,890
LVIP T. Rowe Price Growth Stock Standard Class	—	121,182	272,865	370,421
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	249,862	416,013	61,208	461,587
LVIP Templeton Growth RPM Standard Class	—	14,631	(130,947)	(87,574)
LVIP UBS Large Cap Growth RPM Standard Class	—	62,283	175,186	209,108
LVIP Vanguard Domestic Equity ETF Standard Class	22,463	62,161	405,085	583,933
LVIP Vanguard International Equity ETF Standard Class	—	56,038	(421,408)	(269,470)
LVIP VIP Mid Cap RPM Standard Class	—	(99)	(8,245)	(4,153)
M Capital Appreciation	132,432	205,059	(48,577)	147,428
M International Equity	—	586	(190,616)	(156,637)
M Large Cap Growth	164,300	244,254	(125,590)	110,547
M Large Cap Value	85,144	93,262	(32,286)	65,644
MFS VIT Core Equity Initial Class	—	60,646	81,978	142,445
MFS VIT Growth Initial Class	769,777	1,368,254	(390,085)	906,054
MFS VIT Total Return Initial Class	441,612	948,586	107,914	1,245,125
MFS VIT Utilities Initial Class	667,917	1,295,839	399,207	1,942,846
NB AMT Large Cap Value I Class	—	22,611	145,112	166,614
NB AMT Mid Cap Growth I Class	6,810,953	7,135,292	(5,921,835)	1,087,941
NB AMT Mid Cap Intrinsic Value I Class	110,053	222,133	240,192	475,714

Lincoln Life Flexible Premium Variable Life Account R

Statements of operations (continued)

Year Ended December 31, 2014

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
PIMCO VIT CommodityRealReturn Strategy Administrative Class	$20,300	$(27,345)	$(7,045)	$(139,450)
Putnam VT Global Health Care Class IB	4,605	(14,814)	(10,209)	64,889
Putnam VT Growth & Income Class IB	19,322	(11,851)	7,471	63,675
Templeton Foreign VIP Class 1	52,815	(19,914)	32,901	123,960
Templeton Foreign VIP Class 2	85,458	(37,503)	47,955	186,206
Templeton Global Bond VIP Class 1	339,586	(44,836)	294,750	8,509
Templeton Growth VIP Class 1	66,696	(30,285)	36,411	49,766
Templeton Growth VIP Class 2	21,964	(13,103)	8,861	46,735

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
PIMCO VIT CommodityRealReturn Strategy Administrative Class	$—	$(139,450)	$(1,089,221)	$(1,235,716)
Putnam VT Global Health Care Class IB	166,948	231,837	212,550	434,178
Putnam VT Growth & Income Class IB	—	63,675	67,952	139,098
Templeton Foreign VIP Class 1	—	123,960	(421,633)	(264,772)
Templeton Foreign VIP Class 2	—	186,206	(774,922)	(540,761)
Templeton Global Bond VIP Class 1	—	8,509	(229,352)	73,907
Templeton Growth VIP Class 1	—	49,766	(219,559)	(133,382)
Templeton Growth VIP Class 2	—	46,735	(114,022)	(58,426)

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets

Years Ended December 31, 2013 and 2014

	ABVPSF Global Thematic Growth Class A Subaccount	ABVPSF Growth and Income Class A Subaccount	ABVPSF International Value Class A Subaccount	ABVPSF Large Cap Growth Class A Subaccount	ABVPSF Small/Mid Cap Value Class A Subaccount	American Century VP Inflation Protection Class I Subaccount	American Funds Global Growth Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2013	$1,060,210	$7,217,668	$2,718,852	$1,615,129	$10,051,671	$10,041,274	$10,399,101
Changes From Operations:
• Net investment income (loss)	(3,754)	47,927	153,762	(13,471)	(3,284)	105,528	84,823
• Net realized gain (loss) on investments	60,526	189,985	(80,137)	45,532	1,293,005	398,472	251,343
• Net change in unrealized appreciation or depreciation on investments	152,251	2,117,374	508,756	552,809	2,468,589	(1,381,630)	2,792,664
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	209,023	2,355,286	582,381	584,870	3,758,310	(877,630)	3,128,830
Changes From Unit Transactions:
• Contract purchases	78,459	219,598	166,180	48,717	1,153,054	469,083	836,736
• Contract withdrawals	(171,610)	(446,105)	(310,134)	(45,339)	(1,334,609)	(611,894)	(592,983)
• Contract transfers	(142,900)	(223,577)	(288,606)	(48,104)	664,330	275,466	1,114,812
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(236,051)	(450,084)	(432,560)	(44,726)	482,775	132,655	1,358,565
TOTAL INCREASE (DECREASE) IN NET ASSETS	(27,028)	1,905,202	149,821	540,144	4,241,085	(744,975)	4,487,395
NET ASSETS AT DECEMBER 31, 2013	1,033,182	9,122,870	2,868,673	2,155,273	14,292,756	9,296,299	14,886,496
Changes From Operations:
• Net investment income (loss)	(6,718)	70,187	86,268	(16,744)	8,582	65,539	95,970
• Net realized gain (loss) on investments	12,492	338,636	(18,811)	123,486	2,232,609	137,198	1,742,836
• Net change in unrealized appreciation or depreciation on investments	38,191	415,164	(246,209)	162,621	(1,026,598)	45,769	(1,543,117)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	43,965	823,987	(178,752)	269,363	1,214,593	248,506	295,689
Changes From Unit Transactions:
• Contract purchases	102,378	318,164	222,081	65,670	1,111,032	470,302	1,190,844
• Contract withdrawals	(46,985)	(920,227)	(209,688)	(48,571)	(866,530)	(436,252)	(729,704)
• Contract transfers	54,020	649,542	(94,511)	(104,488)	343,020	(1,268,879)	2,020,629
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	109,413	47,479	(82,118)	(87,389)	587,522	(1,234,829)	2,481,769
TOTAL INCREASE (DECREASE) IN NET ASSETS	153,378	871,466	(260,870)	181,974	1,802,115	(986,323)	2,777,458
NET ASSETS AT DECEMBER 31, 2014	$1,186,560	$9,994,336	$2,607,803	$2,337,247	$16,094,871	$8,309,976	$17,663,954

See accompanying notes.

	American Funds Global Small Capitalization Class 2 Subaccount	American Funds Growth Class 2 Subaccount	American Funds Growth- Income Class 2 Subaccount	American Funds International Class 2 Subaccount	BlackRock Global Allocation V.I. Class I Subaccount	ClearBridge Variable Mid Cap Core Class I Subaccount
NET ASSETS AT JANUARY 1, 2013	$10,852,914	$50,058,605	$38,941,371	$24,382,014	$12,061,593	$—
Changes From Operations:
• Net investment income (loss)	20,160	129,863	310,173	207,034	215,664	—
• Net realized gain (loss) on investments	225,927	1,189,915	1,012,000	380,289	1,180,660	—
• Net change in unrealized appreciation or depreciation on investments	2,666,689	13,078,778	11,429,632	4,508,257	1,483,394	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,912,776	14,398,556	12,751,805	5,095,580	2,879,718	—
Changes From Unit Transactions:
• Contract purchases	782,687	2,809,825	3,044,418	1,651,642	2,806,228	—
• Contract withdrawals	(679,503)	(2,730,754)	(2,786,463)	(2,432,668)	(1,256,295)	—
• Contract transfers	(174,985)	(1,028,147)	318,469	2,310,217	12,827,402	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(71,801)	(949,076)	576,424	1,529,191	14,377,335	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,840,975	13,449,480	13,328,229	6,624,771	17,257,053	—
NET ASSETS AT DECEMBER 31, 2013	13,693,889	63,508,085	52,269,600	31,006,785	29,318,646	—
Changes From Operations:
• Net investment income (loss)	(79,880)	75,508	385,557	303,301	676,804	341
• Net realized gain (loss) on investments	401,054	5,005,707	4,087,740	335,910	3,401,290	20,594
• Net change in unrealized appreciation or depreciation on investments	(128,280)	(6,995)	1,077,267	(1,842,878)	(3,559,262)	(13,019)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	192,894	5,074,220	5,550,564	(1,203,667)	518,832	7,916
Changes From Unit Transactions:
• Contract purchases	1,059,239	5,798,825	5,616,106	4,346,302	2,995,343	141,953
• Contract withdrawals	(863,499)	(3,629,053)	(2,351,713)	(1,549,399)	(1,836,494)	(18,787)
• Contract transfers	610,794	473,334	2,866,416	4,574,014	7,824,358	233,698
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	806,534	2,643,106	6,130,809	7,370,917	8,983,207	356,864
TOTAL INCREASE (DECREASE) IN NET ASSETS	999,428	7,717,326	11,681,373	6,167,250	9,502,039	364,780
NET ASSETS AT DECEMBER 31, 2014	$14,693,317	$71,225,411	$63,950,973	$37,174,035	$38,820,685	$364,780

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Delaware VIP Diversified Income Standard Class Subaccount	Delaware VIP Emerging Markets Standard Class Subaccount	Delaware VIP High Yield Standard Class Subaccount	Delaware VIP Limited-Term Diversified Income Standard Class Subaccount	Delaware VIP REIT Standard Class Subaccount	Delaware VIP Small Cap Value Standard Class Subaccount	Delaware VIP Smid Cap Growth Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$18,674,536	$17,650,393	$16,612,619	$2,782,548	$11,423,999	$20,619,593	$13,905,883
Changes From Operations:
• Net investment income (loss)	336,480	184,685	1,195,497	30,302	110,087	(7,617)	(125,073)
• Net realized gain (loss) on investments	219,142	213,004	140,601	827	118,429	1,988,381	1,321,779
• Net change in unrealized appreciation or depreciation on investments	(955,090)	1,409,890	125,033	(70,722)	(164,805)	4,492,521	4,656,275
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(399,468)	1,807,579	1,461,131	(39,593)	63,711	6,473,285	5,852,981
Changes From Unit Transactions:
• Contract purchases	1,999,782	1,325,124	660,733	292,385	658,697	988,600	952,971
• Contract withdrawals	(1,048,898)	(1,038,970)	(824,100)	(256,103)	(656,806)	(2,080,055)	(995,156)
• Contract transfers	1,248,238	2,375,656	1,287,745	832,170	2,549,402	(378,076)	1,345,267
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,199,122	2,661,810	1,124,378	868,452	2,551,293	(1,469,531)	1,303,082
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,799,654	4,469,389	2,585,509	828,859	2,615,004	5,003,754	7,156,063
NET ASSETS AT DECEMBER 31, 2013	20,474,190	22,119,782	19,198,128	3,611,407	14,039,003	25,623,347	21,061,946
Changes From Operations:
• Net investment income (loss)	361,585	(1,494)	1,152,951	64,631	103,513	(52,628)	(142,166)
• Net realized gain (loss) on investments	38,194	326,673	391,813	(698)	409,327	2,894,152	2,469,444
• Net change in unrealized appreciation or depreciation on investments	591,962	(2,438,816)	(1,733,207)	(3,730)	3,638,046	(1,544,284)	(1,688,811)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	991,741	(2,113,637)	(188,443)	60,203	4,150,886	1,297,240	638,467
Changes From Unit Transactions:
• Contract purchases	2,081,161	2,022,673	729,403	564,291	1,645,143	1,750,858	2,191,105
• Contract withdrawals	(1,129,479)	(1,213,632)	(964,655)	(284,616)	(760,103)	(1,578,990)	(1,210,446)
• Contract transfers	1,821,767	2,455,482	(831,195)	3,233,722	1,272,870	597,418	624,391
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,773,449	3,264,523	(1,066,447)	3,513,397	2,157,910	769,286	1,605,050
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,765,190	1,150,886	(1,254,890)	3,573,600	6,308,796	2,066,526	2,243,517
NET ASSETS AT DECEMBER 31, 2014	$24,239,380	$23,270,668	$17,943,238	$7,185,007	$20,347,799	$27,689,873	$23,305,463

See accompanying notes.

	Delaware VIP U.S. Growth Standard Class Subaccount	Delaware VIP Value Standard Class Subaccount	Deutsche Alternative Asset Allocation VIP Class A Subaccount	Deutsche Equity 500 Index VIP Class A Subaccount	Deutsche Small Cap Index VIP Class A Subaccount	Fidelity VIP Asset Manager Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$2,877,091	$13,619,577	$783,911	$40,824,987	$5,525,340	$826,982
Changes From Operations:
• Net investment income (loss)	(13,180)	169,985	12,535	475,750	63,072	7,401
• Net realized gain (loss) on investments	254,476	357,729	3,502	2,363,641	463,214	12,933
• Net change in unrealized appreciation or depreciation on investments	954,147	4,081,469	(11,172)	9,691,648	1,612,279	103,261
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,195,443	4,609,183	4,865	12,531,039	2,138,565	123,595
Changes From Unit Transactions:
• Contract purchases	285,976	752,574	174,495	2,008,321	220,163	39,754
• Contract withdrawals	(165,304)	(721,029)	(60,011)	(3,109,288)	(293,644)	(91,683)
• Contract transfers	1,086,718	1,475,542	188,309	(783,231)	100,214	61,017
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,207,390	1,507,087	302,793	(1,884,198)	26,733	9,088
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,402,833	6,116,270	307,658	10,646,841	2,165,298	132,683
NET ASSETS AT DECEMBER 31, 2013	5,279,924	19,735,847	1,091,569	51,471,828	7,690,638	959,665
Changes From Operations:
• Net investment income (loss)	(22,051)	204,168	16,302	551,000	14,616	6,874
• Net realized gain (loss) on investments	761,700	976,869	12,817	3,971,748	615,517	56,852
• Net change in unrealized appreciation or depreciation on investments	12,254	1,508,771	(5,036)	1,462,611	(353,822)	(16,271)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	751,903	2,689,808	24,083	5,985,359	276,311	47,455
Changes From Unit Transactions:
• Contract purchases	889,523	1,865,876	398,896	1,416,896	183,499	35,666
• Contract withdrawals	(662,413)	(1,067,588)	(103,754)	(3,390,117)	(268,883)	(77,519)
• Contract transfers	818,619	1,033,790	649,565	(2,766,103)	(367,881)	1,120
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,045,729	1,832,078	944,707	(4,739,324)	(453,265)	(40,733)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,797,632	4,521,886	968,790	1,246,035	(176,954)	6,722
NET ASSETS AT DECEMBER 31, 2014	$7,077,556	$24,257,733	$2,060,359	$52,717,863	$7,513,684	$966,387

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Fidelity VIP Contrafund Service Class Subaccount	Fidelity VIP Equity- Income Initial Class Subaccount	Fidelity VIP Equity- Income Service Class Subaccount	Fidelity VIP Growth Service Class Subaccount	Fidelity VIP Growth Opportunities Service Class Subaccount	Fidelity VIP High Income Service Class Subaccount	Fidelity VIP Investment Grade Bond Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$33,587,520	$2,071,642	$1,868,365	$7,074,538	$1,427,493	$2,271,664	$3,363,229
Changes From Operations:
• Net investment income (loss)	128,677	38,141	34,077	(45,006)	(10,051)	116,532	42,176
• Net realized gain (loss) on investments	1,185,241	173,521	150,600	222,928	64,027	7,775	39,980
• Net change in unrealized appreciation or depreciation on investments	9,289,703	333,552	307,037	2,396,580	464,312	(10,837)	(163,959)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,603,621	545,214	491,714	2,574,502	518,288	113,470	(81,803)
Changes From Unit Transactions:
• Contract purchases	2,912,421	89,527	71,857	510,374	101,556	58,729	139,643
• Contract withdrawals	(2,843,065)	(250,969)	(120,769)	(498,790)	(96,534)	(108,594)	(504,530)
• Contract transfers	1,820,458	(42,603)	(68,774)	764,806	(29,536)	50,850	(108,222)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,889,814	(204,045)	(117,686)	776,390	(24,514)	985	(473,109)
TOTAL INCREASE (DECREASE) IN NET ASSETS	12,493,435	341,169	374,028	3,350,892	493,774	114,455	(554,912)
NET ASSETS AT DECEMBER 31, 2013	46,080,955	2,412,811	2,242,393	10,425,430	1,921,267	2,386,119	2,808,317
Changes From Operations:
• Net investment income (loss)	126,697	55,301	34,920	(75,699)	(13,103)	108,410	30,470
• Net realized gain (loss) on investments	2,484,471	61,330	109,736	544,871	91,067	18,768	7,270
• Net change in unrealized appreciation or depreciation on investments	2,758,981	86,883	30,412	734,440	129,523	(116,673)	98,155
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,370,149	203,514	175,068	1,203,612	207,487	10,505	135,895
Changes From Unit Transactions:
• Contract purchases	5,237,934	106,387	47,149	1,523,993	102,790	69,999	132,872
• Contract withdrawals	(2,181,084)	(188,580)	(469,492)	(700,155)	(127,881)	(141,090)	(717,234)
• Contract transfers	2,114,208	174,557	(73,008)	3,244,988	(82,790)	(155,561)	60,040
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,171,058	92,364	(495,351)	4,068,826	(107,881)	(226,652)	(524,322)
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,541,207	295,878	(320,283)	5,272,438	99,606	(216,147)	(388,427)
NET ASSETS AT DECEMBER 31, 2014	$56,622,162	$2,708,689	$1,922,110	$15,697,868	$2,020,873	$2,169,972	$2,419,890

See accompanying notes.

	Fidelity VIP Mid Cap Service Class Subaccount	Fidelity VIP Overseas Service Class Subaccount	Franklin Income VIP Class 1 Subaccount	Franklin Mutual Shares VIP Class 1 Subaccount	Franklin Small-Mid Cap Growth VIP Class 1 Subaccount	Invesco V.I. American Franchise Series I Subaccount
NET ASSETS AT JANUARY 1, 2013	$4,695,357	$3,416,073	$5,350,808	$2,849,040	$4,263,500	$8,391,762
Changes From Operations:
• Net investment income (loss)	(6,555)	21,541	372,074	62,583	(34,569)	(34,101)
• Net realized gain (loss) on investments	996,266	45,568	107,456	67,234	442,507	179,019
• Net change in unrealized appreciation or depreciation on investments	791,965	880,621	431,795	696,689	1,155,582	3,005,077
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,781,676	947,730	911,325	826,506	1,563,520	3,149,995
Changes From Unit Transactions:
• Contract purchases	829,740	168,902	1,223,990	439,646	182,897	648,966
• Contract withdrawals	(454,109)	(204,460)	(673,361)	(243,487)	(206,762)	(1,051,680)
• Contract transfers	739,599	(90,202)	3,127,435	91,256	(223,386)	(430,569)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,115,230	(125,760)	3,678,064	287,415	(247,251)	(833,283)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,896,906	821,970	4,589,389	1,113,921	1,316,269	2,316,712
NET ASSETS AT DECEMBER 31, 2013	7,592,263	4,238,043	9,940,197	3,962,961	5,579,769	10,708,474
Changes From Operations:
• Net investment income (loss)	(33,629)	32,901	547,737	120,628	(41,062)	(79,560)
• Net realized gain (loss) on investments	337,943	52,085	163,433	184,266	1,186,052	384,631
• Net change in unrealized appreciation or depreciation on investments	273,406	(535,153)	(268,845)	23,053	(743,700)	455,767
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	577,720	(450,167)	442,325	327,947	401,290	760,838
Changes From Unit Transactions:
• Contract purchases	1,713,764	193,418	1,430,196	1,041,781	187,450	419,114
• Contract withdrawals	(677,449)	(168,018)	(545,525)	(419,940)	(239,639)	(903,730)
• Contract transfers	2,492,446	1,071,119	2,423,453	2,635,190	215,475	(495,645)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,528,761	1,096,519	3,308,124	3,257,031	163,286	(980,261)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,106,481	646,352	3,750,449	3,584,978	564,576	(219,423)
NET ASSETS AT DECEMBER 31, 2014	$11,698,744	$4,884,395	$13,690,646	$7,547,939	$6,144,345	$10,489,051

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Invesco V.I. Core Equity Series I Subaccount	Invesco V.I. Diversified Income Series I Subaccount	Invesco V.I. International Growth Series I Subaccount	Janus Aspen Balanced Institutional Class Subaccount	Janus Aspen Balanced Service Class Subaccount	Janus Aspen Enterprise Service Class Subaccount	Janus Aspen Global Research Institutional Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$12,519,433	$595,567	$6,160,258	$9,171,374	$2,116,247	$1,780,310	$6,919,410
Changes From Operations:
• Net investment income (loss)	79,699	24,238	23,406	72,176	12,025	(8,011)	30,425
• Net realized gain (loss) on investments	425,111	(4,856)	289,259	648,246	140,589	101,837	117,594
• Net change in unrealized appreciation or depreciation on investments	2,910,284	(23,496)	724,653	1,000,270	235,332	417,767	1,686,923
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,415,094	(4,114)	1,037,318	1,720,692	387,946	511,593	1,834,942
Changes From Unit Transactions:
• Contract purchases	618,807	29,171	202,477	473,072	59,536	62,274	383,049
• Contract withdrawals	(1,161,463)	(76,290)	(268,239)	(634,003)	(100,040)	(100,449)	(413,672)
• Contract transfers	(486,557)	52,218	(672,260)	(20,127)	(69,005)	(144,696)	(381,534)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,029,213)	5,099	(738,022)	(181,058)	(109,509)	(182,871)	(412,157)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,385,881	985	299,296	1,539,634	278,437	328,722	1,422,785
NET ASSETS AT DECEMBER 31, 2013	14,905,314	596,552	6,459,554	10,711,008	2,394,684	2,109,032	8,342,195
Changes From Operations:
• Net investment income (loss)	8,430	24,842	45,060	117,482	18,076	(16,051)	24,587
• Net realized gain (loss) on investments	775,575	(4,041)	451,957	413,945	96,988	266,342	131,838
• Net change in unrealized appreciation or depreciation on investments	251,743	20,019	(528,915)	322,050	55,087	(15,550)	399,138
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,035,748	40,820	(31,898)	853,477	170,151	234,741	555,563
Changes From Unit Transactions:
• Contract purchases	528,949	22,582	263,661	430,177	52,934	60,676	486,561
• Contract withdrawals	(1,109,261)	(98,773)	(591,376)	(794,315)	(44,575)	(208,285)	(349,256)
• Contract transfers	(889,936)	11,116	(466,501)	2,732,288	(166,227)	260,254	(53,580)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,470,248)	(65,075)	(794,216)	2,368,150	(157,868)	112,645	83,725
TOTAL INCREASE (DECREASE) IN NET ASSETS	(434,500)	(24,255)	(826,114)	3,221,627	12,283	347,386	639,288
NET ASSETS AT DECEMBER 31, 2014	$14,470,814	$572,297	$5,633,440	$13,932,635	$2,406,967	$2,456,418	$8,981,483

See accompanying notes.

	Janus Aspen Global Research Service Class Subaccount	Janus Aspen Global Technology Service Class Subaccount	LVIP Baron Growth Opportunities Standard Class Subaccount	LVIP Baron Growth Opportunities Service Class Subaccount	LVIP BlackRock Emerging Markets RPM Standard Class Subaccount	LVIP BlackRock Equity Dividend RPM Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$1,720,221	$3,349,155	$176,174	$5,525,744	$—	$3,443,212
Changes From Operations:
• Net investment income (loss)	5,379	(30,499)	(741)	(16,580)	1,311	75,664
• Net realized gain (loss) on investments	48,632	105,449	37,887	873,485	30	136,365
• Net change in unrealized appreciation or depreciation on investments	389,248	1,070,484	71,668	1,482,004	(1,058)	870,738
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	443,259	1,145,434	108,814	2,338,909	283	1,082,767
Changes From Unit Transactions:
• Contract purchases	41,938	172,246	21,028	544,189	14,283	1,301,333
• Contract withdrawals	(82,178)	(126,076)	(12,219)	(419,464)	(3,683)	(391,991)
• Contract transfers	(113,785)	(135,576)	171,208	1,339,640	238,315	3,394,155
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(154,025)	(89,406)	180,017	1,464,365	248,915	4,303,497
TOTAL INCREASE (DECREASE) IN NET ASSETS	289,234	1,056,028	288,831	3,803,274	249,198	5,386,264
NET ASSETS AT DECEMBER 31, 2013	2,009,455	4,405,183	465,005	9,329,018	249,198	8,829,476
Changes From Operations:
• Net investment income (loss)	3,516	(35,809)	(1,441)	(45,954)	16,227	148,684
• Net realized gain (loss) on investments	16,968	421,672	30,148	410,113	1,855	52,179
• Net change in unrealized appreciation or depreciation on investments	106,829	(21,587)	(1,705)	124,068	(153,199)	117,939
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	127,313	364,276	27,002	488,227	(135,117)	318,802
Changes From Unit Transactions:
• Contract purchases	27,053	294,578	37,252	1,073,946	205,225	1,235,168
• Contract withdrawals	(34,864)	(194,833)	(21,644)	(799,272)	(48,989)	(406,640)
• Contract transfers	8,357	(139,882)	88,686	1,406,153	1,637,294	5,265,076
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	546	(40,137)	104,294	1,680,827	1,793,530	6,093,604
TOTAL INCREASE (DECREASE) IN NET ASSETS	127,859	324,139	131,296	2,169,054	1,658,413	6,412,406
NET ASSETS AT DECEMBER 31, 2014	$2,137,314	$4,729,322	$596,301	$11,498,072	$1,907,611	$15,241,882

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP BlackRock Inflation Protected Bond Standard Class Subaccount	LVIP Capital Growth Standard Class Subaccount	LVIP Clarion Global Real Estate Standard Class Subaccount	LVIP Columbia Small-Mid Cap Growth RPM Standard Class Subaccount	LVIP Delaware Bond Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Standard Class Subaccount	LVIP Delaware Foundation Aggressive Allocation Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$1,833,096	$681,750	$2,027,089	$898,628	$51,389,524	$1,025,880	$2,749,503
Changes From Operations:
• Net investment income (loss)	2,949	(4,521)	(13,659)	(10,868)	495,311	14,130	31,101
• Net realized gain (loss) on investments	49,018	49,504	80,441	57,750	719,630	8,710	16,340
• Net change in unrealized appreciation or depreciation on investments	(253,215)	242,351	(4,710)	355,292	(2,727,308)	(7,702)	524,178
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(201,248)	287,334	62,072	402,174	(1,512,367)	15,138	571,619
Changes From Unit Transactions:
• Contract purchases	525,376	80,212	388,188	104,442	2,523,964	261,900	372,437
• Contract withdrawals	(160,686)	(53,958)	(168,761)	(70,923)	(4,432,611)	(127,410)	(137,439)
• Contract transfers	805,896	180,976	256,959	1,783,969	(2,780,781)	2,250,797	45,883
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,170,586	207,230	476,386	1,817,488	(4,689,428)	2,385,287	280,881
TOTAL INCREASE (DECREASE) IN NET ASSETS	969,338	494,564	538,458	2,219,662	(6,201,795)	2,400,425	852,500
NET ASSETS AT DECEMBER 31, 2013	2,802,434	1,176,314	2,565,547	3,118,290	45,187,729	3,426,305	3,602,003
Changes From Operations:
• Net investment income (loss)	41,988	(3,685)	76,594	(20,287)	743,965	36,110	59,683
• Net realized gain (loss) on investments	(16,368)	107,855	68,583	(14,035)	385,428	18,986	45,554
• Net change in unrealized appreciation or depreciation on investments	42,580	51,015	230,009	(275,143)	1,355,236	(52,070)	23,287
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	68,200	155,185	375,186	(309,465)	2,484,629	3,026	128,524
Changes From Unit Transactions:
• Contract purchases	309,479	313,205	503,604	143,692	2,793,630	598,450	120,341
• Contract withdrawals	(169,901)	(85,016)	(178,718)	(113,362)	(2,538,276)	(193,652)	(236,840)
• Contract transfers	1,246,452	50,516	610,452	658,148	5,847,680	386,299	18,986
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,386,030	278,705	935,338	688,478	6,103,034	791,097	(97,513)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,454,230	433,890	1,310,524	379,013	8,587,663	794,123	31,011
NET ASSETS AT DECEMBER 31, 2014	$4,256,664	$1,610,204	$3,876,071	$3,497,303	$53,775,392	$4,220,428	$3,633,014

See accompanying notes.

	LVIP Delaware Growth and Income Standard Class Subaccount	LVIP Delaware Social Awareness Standard Class Subaccount	LVIP Delaware Special Opportunities Standard Class Subaccount	LVIP Dimensional Non-U.S. Equity RPM Standard Class Subaccount	LVIP Dimensional U.S. Equity RPM Standard Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$817,718	$778,889	$737,951	$366,742	$562,406	$3,832,549
Changes From Operations:
• Net investment income (loss)	8,707	6,920	8,440	15,387	9,470	13,731
• Net realized gain (loss) on investments	70,936	39,757	108,369	8,327	51,950	(79,658)
• Net change in unrealized appreciation or depreciation on investments	154,961	233,070	173,608	83,385	257,845	3,814
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	234,604	279,747	290,417	107,099	319,265	(62,113)
Changes From Unit Transactions:
• Contract purchases	50,669	42,633	84,061	487,168	242,030	302,891
• Contract withdrawals	(54,604)	(44,310)	(45,363)	(83,735)	(107,697)	(202,082)
• Contract transfers	(183,541)	130,659	390,032	280,490	967,453	(2,288,430)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(187,476)	128,982	428,730	683,923	1,101,786	(2,187,621)
TOTAL INCREASE (DECREASE) IN NET ASSETS	47,128	408,729	719,147	791,022	1,421,051	(2,249,734)
NET ASSETS AT DECEMBER 31, 2013	864,846	1,187,618	1,457,098	1,157,764	1,983,457	1,582,815
Changes From Operations:
• Net investment income (loss)	14,244	34,531	24,050	40,004	16,164	60,377
• Net realized gain (loss) on investments	80,169	203,165	162,683	21,022	26,219	6,259
• Net change in unrealized appreciation or depreciation on investments	17,261	29,487	(57,774)	(228,022)	78,761	53,646
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	111,674	267,183	128,959	(166,996)	121,144	120,282
Changes From Unit Transactions:
• Contract purchases	63,512	82,269	468,213	409,985	645,793	928,565
• Contract withdrawals	(33,492)	(79,871)	(103,926)	(85,647)	(141,461)	(261,221)
• Contract transfers	45,665	1,935,677	919,194	989,693	844,228	2,603,270
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	75,685	1,938,075	1,283,481	1,314,031	1,348,560	3,270,614
TOTAL INCREASE (DECREASE) IN NET ASSETS	187,359	2,205,258	1,412,440	1,147,035	1,469,704	3,390,896
NET ASSETS AT DECEMBER 31, 2014	$1,052,205	$3,392,876	$2,869,538	$2,304,799	$3,453,161	$4,973,711

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP Global Income Standard Class Subaccount	LVIP Invesco Diversified Equity Income RPM Standard Class Subaccount	LVIP JPMorgan High Yield Standard Class Subaccount	LVIP JPMorgan Mid Cap Value RPM Standard Class Subaccount	LVIP Managed Risk Profile 2010 Standard Class Subaccount	LVIP Managed Risk Profile 2020 Standard Class Subaccount	LVIP Managed Risk Profile 2030 Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$3,001,084	$—	$1,170,488	$734,205	$627,655	$908,627	$1,246,331
Changes From Operations:
• Net investment income (loss)	(4,086)	—	113,160	372	4,205	6,546	13,284
• Net realized gain (loss) on investments	(145,675)	—	12,567	51,301	15,104	14,001	12,399
• Net change in unrealized appreciation or depreciation on investments	6,703	—	(22,764)	174,363	32,506	73,340	158,959
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(143,058)	—	102,963	226,036	51,815	93,887	184,642
Changes From Unit Transactions:
• Contract purchases	249,266	—	492,712	134,275	21,802	22,559	136,502
• Contract withdrawals	(165,924)	—	(185,004)	(108,314)	(19,410)	(25,361)	(79,958)
• Contract transfers	(590,069)	—	1,245,483	657,220	(38,185)	(20,224)	268,438
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(506,727)	—	1,553,191	683,181	(35,793)	(23,026)	324,982
TOTAL INCREASE (DECREASE) IN NET ASSETS	(649,785)	—	1,656,154	909,217	16,022	70,861	509,624
NET ASSETS AT DECEMBER 31, 2013	2,351,299	—	2,826,642	1,643,422	643,677	979,488	1,755,955
Changes From Operations:
• Net investment income (loss)	4,247	895	202,391	17,829	3,042	12,705	21,607
• Net realized gain (loss) on investments	4,157	511	26,981	80,141	93,002	14,667	60,723
• Net change in unrealized appreciation or depreciation on investments	28,731	(2,109)	(173,041)	180,938	(80,999)	7,684	(26,344)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	37,135	(703)	56,331	278,908	15,045	35,056	55,986
Changes From Unit Transactions:
• Contract purchases	250,513	100,576	912,007	904,337	14,302	15,458	136,543
• Contract withdrawals	(146,900)	(7,939)	(282,259)	(178,983)	(27,787)	(43,022)	(87,824)
• Contract transfers	664,103	41,934	1,945,311	1,984,967	(358,136)	18,436	(257,915)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	767,716	134,571	2,575,059	2,710,321	(371,621)	(9,128)	(209,196)
TOTAL INCREASE (DECREASE) IN NET ASSETS	804,851	133,868	2,631,390	2,989,229	(356,576)	25,928	(153,210)
NET ASSETS AT DECEMBER 31, 2014	$3,156,150	$133,868	$5,458,032	$4,632,651	$287,101	$1,005,416	$1,602,745

See accompanying notes.

	LVIP Managed Risk Profile 2040 Standard Class Subaccount	LVIP Managed Risk Profile Conservative Standard Class Subaccount	LVIP Managed Risk Profile Growth Standard Class Subaccount	LVIP Managed Risk Profile Moderate Standard Class Subaccount	LVIP MFS International Growth Standard Class Subaccount	LVIP MFS Value Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$1,008,601	$4,844,736	$16,642,441	$19,485,428	$1,210,283	$4,464,513
Changes From Operations:
• Net investment income (loss)	4,824	66,584	258,008	388,032	7,523	83,864
• Net realized gain (loss) on investments	36,236	293,211	193,320	268,951	92,371	213,888
• Net change in unrealized appreciation or depreciation on investments	107,591	89,386	1,942,466	2,117,810	185,224	1,371,946
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	148,651	449,181	2,393,794	2,774,793	285,118	1,669,698
Changes From Unit Transactions:
• Contract purchases	65,295	508,654	4,023,818	2,206,109	895,653	743,506
• Contract withdrawals	(72,058)	(168,985)	(1,685,282)	(1,200,550)	(168,554)	(310,151)
• Contract transfers	(99,973)	(191,578)	709,387	8,573,472	618,615	1,181,489
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(106,736)	148,091	3,047,923	9,579,031	1,345,714	1,614,844
TOTAL INCREASE (DECREASE) IN NET ASSETS	41,915	597,272	5,441,717	12,353,824	1,630,832	3,284,542
NET ASSETS AT DECEMBER 31, 2013	1,050,516	5,442,008	22,084,158	31,839,252	2,841,115	7,749,055
Changes From Operations:
• Net investment income (loss)	23,556	101,002	483,067	547,727	31,507	213,933
• Net realized gain (loss) on investments	42,563	155,758	204,252	238,897	13,347	327,244
• Net change in unrealized appreciation or depreciation on investments	(27,811)	26,613	(78,359)	423,212	(304,091)	446,376
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	38,308	283,373	608,960	1,209,836	(259,237)	987,553
Changes From Unit Transactions:
• Contract purchases	60,274	1,905,167	4,289,278	2,762,596	805,676	1,146,317
• Contract withdrawals	(98,386)	(431,184)	(1,750,753)	(1,545,400)	(189,362)	(439,215)
• Contract transfers	349,455	(145,082)	5,353,872	3,508,056	1,753,611	2,171,701
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	311,343	1,328,901	7,892,397	4,725,252	2,369,925	2,878,803
TOTAL INCREASE (DECREASE) IN NET ASSETS	349,651	1,612,274	8,501,357	5,935,088	2,110,688	3,866,356
NET ASSETS AT DECEMBER 31, 2014	$1,400,167	$7,054,282	$30,585,515	$37,774,340	$4,951,803	$11,615,411

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP Mid-Cap Value Standard Class Subaccount	LVIP Mondrian International Value Standard Class Subaccount	LVIP Money Market Standard Class Subaccount	LVIP SSgA Bond Index Standard Class Subaccount	LVIP SSgA Conservative Index Allocation Standard Class Subaccount	LVIP SSgA Conservative Structured Allocation Standard Class Subaccount	LVIP SSgA Developed International 150 Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$843,541	$7,295,461	$48,602,909	$1,371,912	$86,454	$2,740	$266,999
Changes From Operations:
• Net investment income (loss)	(6,168)	167,264	(245,704)	34,569	32,048	23,524	16,902
• Net realized gain (loss) on investments	37,605	(677)	—	9,475	837	508	4,250
• Net change in unrealized appreciation or depreciation on investments	430,468	1,453,295	—	(103,408)	50,358	21,026	49,941
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	461,905	1,619,882	(245,704)	(59,364)	83,243	45,058	71,093
Changes From Unit Transactions:
• Contract purchases	193,141	487,686	95,239,303	1,158,191	175,777	—	50,320
• Contract withdrawals	(99,629)	(444,169)	(13,631,010)	(282,445)	(52,665)	(21,043)	(28,568)
• Contract transfers	951,368	670,213	(75,259,371)	516,190	2,404,220	1,351,467	462,179
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,044,880	713,730	6,348,922	1,391,936	2,527,332	1,330,424	483,931
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,506,785	2,333,612	6,103,218	1,332,572	2,610,575	1,375,482	555,024
NET ASSETS AT DECEMBER 31, 2013	2,350,326	9,629,073	54,706,127	2,704,484	2,697,029	1,378,222	822,023
Changes From Operations:
• Net investment income (loss)	(5,284)	320,302	(362,152)	50,474	53,271	52,914	92,276
• Net realized gain (loss) on investments	130,124	168,298	—	(7,063)	40,466	68,347	76,780
• Net change in unrealized appreciation or depreciation on investments	56,380	(797,781)	—	89,447	37,192	(5,060)	(254,404)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	181,220	(309,181)	(362,152)	132,858	130,929	116,201	(85,348)
Changes From Unit Transactions:
• Contract purchases	611,600	583,984	234,616,709	390,771	1,526,061	677,271	952,461
• Contract withdrawals	(138,721)	(551,103)	(22,478,710)	(174,462)	(229,584)	(142,534)	(124,167)
• Contract transfers	324,042	(151,972)	(183,135,157)	683,574	95,532	853,650	1,735,435
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	796,921	(119,091)	29,002,842	899,883	1,392,009	1,388,387	2,563,729
TOTAL INCREASE (DECREASE) IN NET ASSETS	978,141	(428,272)	28,640,690	1,032,741	1,522,938	1,504,588	2,478,381
NET ASSETS AT DECEMBER 31, 2014	$3,328,467	$9,200,801	$83,346,817	$3,737,225	$4,219,967	$2,882,810	$3,300,404

See accompanying notes.

	LVIP SSgA Emerging Markets 100 Standard Class Subaccount	LVIP SSgA Global Tactical Allocation RPM Standard Class Subaccount	LVIP SSgA International Index Standard Class Subaccount	LVIP SSgA Large Cap 100 Standard Class Subaccount	LVIP SSgA Moderate Index Allocation Standard Class Subaccount	LVIP SSgA Moderate Structured Allocation Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$2,188,634	$5,713,087	$925,245	$534,290	$638,032	$1,328,653
Changes From Operations:
• Net investment income (loss)	54,260	73,508	33,789	12,294	53,253	130,319
• Net realized gain (loss) on investments	(96,175)	280,827	12,948	103,826	5,931	27,098
• Net change in unrealized appreciation or depreciation on investments	18,153	72,429	335,652	50,021	152,301	131,256
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(23,762)	426,764	382,389	166,141	211,485	288,673
Changes From Unit Transactions:
• Contract purchases	1,129,540	318,756	530,233	106,414	2,955,437	3,613,917
• Contract withdrawals	(252,328)	(187,149)	(119,716)	(166,840)	(313,327)	(251,600)
• Contract transfers	390,360	(1,083,406)	1,911,428	239,661	898,708	1,342,834
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,267,572	(951,799)	2,321,945	179,235	3,540,818	4,705,151
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,243,810	(525,035)	2,704,334	345,376	3,752,303	4,993,824
NET ASSETS AT DECEMBER 31, 2013	3,432,444	5,188,052	3,629,579	879,666	4,390,335	6,322,477
Changes From Operations:
• Net investment income (loss)	124,998	111,760	266,136	51,365	197,563	336,617
• Net realized gain (loss) on investments	(69,125)	52,360	40,665	144,658	57,391	112,762
• Net change in unrealized appreciation or depreciation on investments	(225,781)	20,989	(1,071,617)	48,259	(37,364)	(140,727)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(169,908)	185,109	(764,816)	244,282	217,590	308,652
Changes From Unit Transactions:
• Contract purchases	362,397	1,134,512	1,371,733	659,565	4,997,873	1,322,388
• Contract withdrawals	(216,606)	(501,733)	(357,405)	(121,094)	(698,711)	(495,914)
• Contract transfers	1,490,526	479,188	7,756,236	1,136,282	2,888,678	6,500,356
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,636,317	1,111,967	8,770,564	1,674,753	7,187,840	7,326,830
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,466,409	1,297,076	8,005,748	1,919,035	7,405,430	7,635,482
NET ASSETS AT DECEMBER 31, 2014	$4,898,853	$6,485,128	$11,635,327	$2,798,701	$11,795,765	$13,957,959

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP SSgA Moderately Aggressive Index Allocation Standard Class Subaccount	LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Subaccount	LVIP SSgA S&P 500 Index Standard Class Subaccount	LVIP SSgA Small-Cap Index Standard Class Subaccount	LVIP SSgA Small-Mid Cap 200 Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$3,359,857	$886,428	$6,665,566	$1,543,601	$424,710	$1,578,188	$1,904,704
Changes From Operations:
• Net investment income (loss)	54,759	48,924	209,327	13,035	47,295	(9,722)	(19,708)
• Net realized gain (loss) on investments	41,959	17,475	353,614	171,551	160,851	107,242	102,161
• Net change in unrealized appreciation or depreciation on investments	500,031	196,417	2,752,988	626,977	150,124	569,908	755,484
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	596,749	262,816	3,315,929	811,563	358,270	667,428	837,937
Changes From Unit Transactions:
• Contract purchases	806,679	315,628	1,972,949	436,446	388,826	293,566	213,999
• Contract withdrawals	(208,101)	(193,666)	(1,106,978)	(499,182)	(114,995)	(111,463)	(98,509)
• Contract transfers	1,239,385	1,335,470	10,148,334	1,538,191	1,396,084	209,262	987,370
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,837,963	1,457,432	11,014,305	1,475,455	1,669,915	391,365	1,102,860
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,434,712	1,720,248	14,330,234	2,287,018	2,028,185	1,058,793	1,940,797
NET ASSETS AT DECEMBER 31, 2013	5,794,569	2,606,676	20,995,800	3,830,619	2,452,895	2,636,981	3,845,501
Changes From Operations:
• Net investment income (loss)	213,448	143,643	777,518	35,359	102,415	(23,626)	(15,634)
• Net realized gain (loss) on investments	78,547	99,378	1,184,628	373,179	156,840	121,182	416,013
• Net change in unrealized appreciation or depreciation on investments	(64,489)	(68,517)	2,957,452	(65,142)	(130,365)	272,865	61,208
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	227,506	174,504	4,919,598	343,396	128,890	370,421	461,587
Changes From Unit Transactions:
• Contract purchases	4,514,151	1,450,832	8,685,906	1,511,913	257,835	1,918,260	370,320
• Contract withdrawals	(608,618)	(350,735)	(1,921,549)	(281,584)	(162,943)	(354,668)	(133,967)
• Contract transfers	2,560,563	1,916,913	22,450,731	2,443,023	1,194,413	1,893,603	616,465
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,466,096	3,017,010	29,215,088	3,673,352	1,289,305	3,457,195	852,818
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,693,602	3,191,514	34,134,686	4,016,748	1,418,195	3,827,616	1,314,405
NET ASSETS AT DECEMBER 31, 2014	$12,488,171	$5,798,190	$55,130,486	$7,847,367	$3,871,090	$6,464,597	$5,159,906

See accompanying notes.

	LVIP Templeton Growth RPM Standard Class Subaccount	LVIP UBS Large Cap Growth RPM Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Standard Class Subaccount	LVIP Vanguard International Equity ETF Standard Class Subaccount	LVIP VIP Mid Cap RPM Standard Class Subaccount	M Capital Appreciation Subaccount
NET ASSETS AT JANUARY 1, 2013	$762,280	$3,356,842	$38,914	$594,027	$—	$1,100,965
Changes From Operations:
• Net investment income (loss)	11,541	(22,746)	18,949	29,976	—	(8,708)
• Net realized gain (loss) on investments	21,714	141,747	5,152	28,882	—	156,601
• Net change in unrealized appreciation or depreciation on investments	143,565	622,487	113,537	45,970	—	269,343
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	176,820	741,488	137,638	104,828	—	417,236
Changes From Unit Transactions:
• Contract purchases	140,034	116,323	1,347,771	668,598	—	46,536
• Contract withdrawals	(95,336)	(127,741)	(88,141)	(63,666)	—	(30,762)
• Contract transfers	444,647	(307,155)	782,753	656,357	—	(72,040)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	489,345	(318,573)	2,042,383	1,261,289	—	(56,266)
TOTAL INCREASE (DECREASE) IN NET ASSETS	666,165	422,915	2,180,021	1,366,117	—	360,970
NET ASSETS AT DECEMBER 31, 2013	1,428,445	3,779,757	2,218,935	1,960,144	—	1,461,935
Changes From Operations:
• Net investment income (loss)	28,742	(28,361)	116,687	95,900	4,191	(9,054)
• Net realized gain (loss) on investments	14,631	62,283	62,161	56,038	(99)	205,059
• Net change in unrealized appreciation or depreciation on investments	(130,947)	175,186	405,085	(421,408)	(8,245)	(48,577)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(87,574)	209,108	583,933	(269,470)	(4,153)	147,428
Changes From Unit Transactions:
• Contract purchases	723,075	244,476	1,442,459	825,119	—	24,105
• Contract withdrawals	(179,124)	(159,155)	(296,271)	(195,618)	(13,185)	(26,225)
• Contract transfers	910,840	558,051	4,443,997	3,343,525	501,656	(232,837)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,454,791	643,372	5,590,185	3,973,026	488,471	(234,957)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,367,217	852,480	6,174,118	3,703,556	484,318	(87,529)
NET ASSETS AT DECEMBER 31, 2014	$2,795,662	$4,632,237	$8,393,053	$5,663,700	$484,318	$1,374,406

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	M International Equity Subaccount	M Large Cap Growth Subaccount	M Large Cap Value Subaccount	MFS VIT Core Equity Initial Class Subaccount	MFS VIT Growth Initial Class Subaccount	MFS VIT Total Return Initial Class Subaccount	MFS VIT Utilities Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$1,528,442	$999,329	$612,157	$1,053,545	$7,436,312	$15,795,394	$13,766,941
Changes From Operations:
• Net investment income (loss)	29,846	(1,054)	13,794	2,762	(42,933)	172,247	243,492
• Net realized gain (loss) on investments	(10,739)	88,438	77,692	25,264	503,613	301,036	654,203
• Net change in unrealized appreciation or depreciation on investments	231,734	283,442	94,104	342,201	2,283,891	2,309,892	1,777,610
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	250,841	370,826	185,590	370,227	2,744,571	2,783,175	2,675,305
Changes From Unit Transactions:
• Contract purchases	43,402	52,647	21,855	19,750	603,394	794,052	624,317
• Contract withdrawals	(34,470)	(29,559)	(16,458)	(26,251)	(872,378)	(1,465,850)	(1,105,668)
• Contract transfers	77,274	29,640	(81,036)	36,033	1,074,298	(334,336)	282,292
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	86,206	52,728	(75,639)	29,532	805,314	(1,006,134)	(199,059)
TOTAL INCREASE (DECREASE) IN NET ASSETS	337,047	423,554	109,951	399,759	3,549,885	1,777,041	2,476,246
NET ASSETS AT DECEMBER 31, 2013	1,865,489	1,422,883	722,108	1,453,304	10,986,197	17,572,435	16,243,187
Changes From Operations:
• Net investment income (loss)	33,393	(8,117)	4,668	(179)	(72,115)	188,625	247,800
• Net realized gain (loss) on investments	586	244,254	93,262	60,646	1,368,254	948,586	1,295,839
• Net change in unrealized appreciation or depreciation on investments	(190,616)	(125,590)	(32,286)	81,978	(390,085)	107,914	399,207
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(156,637)	110,547	65,644	142,445	906,054	1,245,125	1,942,846
Changes From Unit Transactions:
• Contract purchases	40,003	23,161	18,817	8,982	470,629	686,086	1,678,707
• Contract withdrawals	(33,268)	(27,109)	(16,873)	(39,605)	(710,072)	(1,374,730)	(1,371,196)
• Contract transfers	214,861	(209,519)	12,156	(33,361)	781,907	(1,051,026)	861,989
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	221,596	(213,467)	14,100	(63,984)	542,464	(1,739,670)	1,169,500
TOTAL INCREASE (DECREASE) IN NET ASSETS	64,959	(102,920)	79,744	78,461	1,448,518	(494,545)	3,112,346
NET ASSETS AT DECEMBER 31, 2014	$1,930,448	$1,319,963	$801,852	$1,531,765	$12,434,715	$17,077,890	$19,355,533

See accompanying notes.

	NB AMT Large Cap Value I Class Subaccount	NB AMT Mid Cap Growth I Class Subaccount	NB AMT Mid Cap Intrinsic Value I Class Subaccount	PIMCO VIT Commodity RealReturn Strategy Administrative Class Subaccount	Putnam VT Global Health Care Class IB Subaccount	Putnam VT Growth & Income Class IB Subaccount
NET ASSETS AT JANUARY 1, 2013	$1,540,113	$12,569,086	$2,924,556	$3,872,910	$923,364	$1,020,660
Changes From Operations:
• Net investment income (loss)	6,475	(110,494)	16,349	45,436	2,581	10,053
• Net realized gain (loss) on investments	3,420	460,833	22,352	(269,114)	72,013	13,881
• Net change in unrealized appreciation or depreciation on investments	449,632	3,574,090	976,540	(412,009)	365,076	344,743
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	459,527	3,924,429	1,015,241	(635,687)	439,670	368,677
Changes From Unit Transactions:
• Contract purchases	50,597	583,657	94,297	680,504	20,692	35,930
• Contract withdrawals	(127,376)	(537,870)	(103,614)	(249,732)	(92,584)	(16,490)
• Contract transfers	1,863	(452,235)	(134,937)	886,153	319,516	31,050
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(74,916)	(406,448)	(144,254)	1,316,925	247,624	50,490
TOTAL INCREASE (DECREASE) IN NET ASSETS	384,611	3,517,981	870,987	681,238	687,294	419,167
NET ASSETS AT DECEMBER 31, 2013	1,924,724	16,087,067	3,795,543	4,554,148	1,610,658	1,439,827
Changes From Operations:
• Net investment income (loss)	(1,109)	(125,516)	13,389	(7,045)	(10,209)	7,471
• Net realized gain (loss) on investments	22,611	7,135,292	222,133	(139,450)	231,837	63,675
• Net change in unrealized appreciation or depreciation on investments	145,112	(5,921,835)	240,192	(1,089,221)	212,550	67,952
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	166,614	1,087,941	475,714	(1,235,716)	434,178	139,098
Changes From Unit Transactions:
• Contract purchases	51,855	753,538	104,425	805,985	23,249	31,872
• Contract withdrawals	(69,394)	(629,217)	(225,000)	(307,184)	(41,820)	(15,871)
• Contract transfers	(75,021)	(117,659)	(114,767)	1,655,452	75,437	(164,929)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(92,560)	6,662	(235,342)	2,154,253	56,866	(148,928)
TOTAL INCREASE (DECREASE) IN NET ASSETS	74,054	1,094,603	240,372	918,537	491,044	(9,830)
NET ASSETS AT DECEMBER 31, 2014	$1,998,778	$17,181,670	$4,035,915	$5,472,685	$2,101,702	$1,429,997

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Templeton Foreign VIP Class 1 Subaccount	Templeton Foreign VIP Class 2 Subaccount	Templeton Global Bond VIP Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2013	$2,907,989	$4,367,947	$6,970,479
Changes From Operations:
• Net investment income (loss)	48,388	76,609	270,789
• Net realized gain (loss) on investments	39,257	67,024	181,047
• Net change in unrealized appreciation or depreciation on investments	483,371	831,258	(361,291)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	571,016	974,891	90,545
Changes From Unit Transactions:
• Contract purchases	88,648	161,633	316,054
• Contract withdrawals	(511,134)	(305,912)	(310,136)
• Contract transfers	(115,512)	67,947	(770,957)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(537,998)	(76,332)	(765,039)
TOTAL INCREASE (DECREASE) IN NET ASSETS	33,018	898,559	(674,494)
NET ASSETS AT DECEMBER 31, 2013	2,941,007	5,266,506	6,295,985
Changes From Operations:
• Net investment income (loss)	32,901	47,955	294,750
• Net realized gain (loss) on investments	123,960	186,206	8,509
• Net change in unrealized appreciation or depreciation on investments	(421,633)	(774,922)	(229,352)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(264,772)	(540,761)	73,907
Changes From Unit Transactions:
• Contract purchases	87,559	128,476	579,641
• Contract withdrawals	(761,361)	(506,362)	(295,986)
• Contract transfers	(150,791)	(377,814)	1,103,123
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(824,593)	(755,700)	1,386,778
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,089,365)	(1,296,461)	1,460,685
NET ASSETS AT DECEMBER 31, 2014	$1,851,642	$3,970,045	$7,756,670

See accompanying notes.

	Templeton Growth VIP Class 1 Subaccount	Templeton Growth VIP Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2013	$3,518,691	$1,405,878
Changes From Operations:
• Net investment income (loss)	81,452	29,756
• Net realized gain (loss) on investments	42,039	42,865
• Net change in unrealized appreciation or depreciation on investments	888,695	327,561
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,012,186	400,182
Changes From Unit Transactions:
• Contract purchases	114,992	76,794
• Contract withdrawals	(185,304)	(93,438)
• Contract transfers	(206,869)	(115,956)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(277,181)	(132,600)
TOTAL INCREASE (DECREASE) IN NET ASSETS	735,005	267,582
NET ASSETS AT DECEMBER 31, 2013	4,253,696	1,673,460
Changes From Operations:
• Net investment income (loss)	36,411	8,861
• Net realized gain (loss) on investments	49,766	46,735
• Net change in unrealized appreciation or depreciation on investments	(219,559)	(114,022)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(133,382)	(58,426)
Changes From Unit Transactions:
• Contract purchases	109,472	69,223
• Contract withdrawals	(181,457)	(107,350)
• Contract transfers	65,861	15,873
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(6,124)	(22,254)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(139,506)	(80,680)
NET ASSETS AT DECEMBER 31, 2014	$4,114,190	$1,592,780

Lincoln Life Flexible Premium Variable
Life Account R

Notes to financial statements

December 31, 2014

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Flexible Premium Variable Life Account R (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of the Company. The Variable Account consists of eleven products as follows:

• Lincoln SVUL • Lincoln SVUL-I • Lincoln SVUL-II • Lincoln SVUL-III • Lincoln SVUL-IV • Lincoln SVULONE • Lincoln Momentum SVULONE	• Lincoln SVULONE 2007 • Lincoln Momentum SVULONE 2007 • Lincoln PreservationEdge SVUL • Lincoln SVULONE 2013

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred twenty-three mutual funds (the Funds) of eighteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):

ABVPSF Global Thematic Growth Class A Portfolio

ABVPSF Growth and Income Class A Portfolio

ABVPSF International Value Class A Portfolio

ABVPSF Large Cap Growth Class A Portfolio

ABVPSF Small/Mid Cap Value Class A Portfolio

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP Inflation Protection Class I Portfolio

American Funds Insurance Series (American Funds):

American Funds Global Growth Class 2 Fund

American Funds Global Small Capitalization Class 2 Fund

American Funds Growth Class 2 Fund

American Funds Growth-Income Class 2 Fund

American Funds International Class 2 Fund

BlackRock Variable Series Funds, Inc. (BlackRock):

BlackRock Global Allocation V.I. Class I Fund

Delaware VIP Trust (Delaware VIP):

Delaware VIP Diversified Income Standard Class Series

Delaware VIP Emerging Markets Standard Class Series

Delaware VIP High Yield Standard Class Series

Delaware VIP Limited-Term Diversified Income Standard Class Series

Delaware VIP REIT Standard Class Series

Delaware VIP Small Cap Value Standard Class Series

Delaware VIP Smid Cap Growth Standard Class Series

Delaware VIP U.S. Growth Standard Class Series

Delaware VIP Value Standard Class Series

Deutsche Variable Series II (Deutsche):

Deutsche Alternative Asset Allocation VIP Class A Portfolio

Deutsche Investments VIT Funds (Deutsche):

Deutsche Equity 500 Index VIP Class A Portfolio

Deutsche Small Cap Index VIP Class A Portfolio

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Asset Manager Initial Class Portfolio

Fidelity VIP Contrafund Service Class Portfolio

Fidelity VIP Equity-Income Initial Class Portfolio

Fidelity VIP Equity-Income Service Class Portfolio

Fidelity VIP Growth Service Class Portfolio

Fidelity VIP Growth Opportunities Service Class Portfolio

Fidelity VIP High Income Service Class Portfolio

Fidelity VIP Investment Grade Bond Initial Class Portfolio

Fidelity VIP Mid Cap Service Class Portfolio

Fidelity VIP Overseas Service Class Portfolio

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Class 1 Fund

Franklin Mutual Shares VIP Class 1 Fund

Franklin Small-Mid Cap Growth VIP Class 1 Fund

Templeton Foreign VIP Class 1 Fund

Templeton Foreign VIP Class 2 Fund

Templeton Global Bond VIP Class 1 Fund

Templeton Growth VIP Class 1 Fund

Templeton Growth VIP Class 2 Fund

Invesco Variable Insurance Funds, Inc. (Invesco V.I.):

Invesco V.I. American Franchise Series I Fund

Invesco V.I. Core Equity Series I Fund

Invesco V.I. Diversified Income Series I Fund

Invesco V.I. International Growth Series I Fund

Lincoln Life Flexible Premium Variable
Life Account R

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Janus Aspen Series:

Janus Aspen Balanced Institutional Class Portfolio

Janus Aspen Balanced Service Class Portfolio

Janus Aspen Enterprise Service Class Portfolio

Janus Aspen Global Research Institutional Class Portfolio

Janus Aspen Global Research Service Class Portfolio

Janus Aspen Global Technology Service Class Portfolio

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Mid Cap Core Class I Portfolio

Lincoln Variable Insurance Products Trust (LVIP)*:

LVIP Baron Growth Opportunities Standard Class Fund

LVIP Baron Growth Opportunities Service Class Fund

LVIP BlackRock Emerging Markets RPM Standard Class Fund

LVIP BlackRock Equity Dividend RPM Standard Class Fund

LVIP BlackRock Inflation Protected Bond Standard Class Fund

LVIP Capital Growth Standard Class Fund

LVIP Clarion Global Real Estate Standard Class Fund

LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund

LVIP Delaware Bond Standard Class Fund

LVIP Delaware Diversified Floating Rate Standard Class Fund

LVIP Delaware Foundation Aggressive Allocation Standard Class Fund

LVIP Delaware Growth and Income Standard Class Fund

LVIP Delaware Social Awareness Standard Class Fund

LVIP Delaware Special Opportunities Standard Class Fund

LVIP Dimensional Non-U.S. Equity RPM Standard Class Fund

LVIP Dimensional U.S. Equity RPM Standard Class Fund

LVIP Dimensional/Vanguard Total Bond Standard Class Fund

LVIP Global Income Standard Class Fund

LVIP Invesco Diversified Equity Income RPM Standard Class Fund

LVIP JPMorgan High Yield Standard Class Fund

LVIP JPMorgan Mid Cap Value RPM Standard Class Fund

LVIP Managed Risk Profile 2010 Standard Class Fund

LVIP Managed Risk Profile 2020 Standard Class Fund

LVIP Managed Risk Profile 2030 Standard Class Fund

LVIP Managed Risk Profile 2040 Standard Class Fund

LVIP Managed Risk Profile Conservative Standard Class Fund

LVIP Managed Risk Profile Growth Standard Class Fund

LVIP Managed Risk Profile Moderate Standard Class Fund

LVIP MFS International Growth Standard Class Fund

LVIP MFS Value Standard Class Fund

LVIP Mid-Cap Value Standard Class Fund

LVIP Mondrian International Value Standard Class Fund

LVIP Money Market Standard Class Fund

LVIP Multi-Manager Global Equity RPM Standard Class Fund**

LVIP SSgA Bond Index Standard Class Fund

LVIP SSgA Conservative Index Allocation Standard Class Fund

LVIP SSgA Conservative Structured Allocation Standard Class Fund

LVIP SSgA Developed International 150 Standard Class Fund

LVIP SSgA Emerging Markets 100 Standard Class Fund

LVIP SSgA Global Tactical Allocation RPM Standard Class Fund

LVIP SSgA International Index Standard Class Fund

LVIP SSgA Large Cap 100 Standard Class Fund

LVIP SSgA Moderate Index Allocation Standard Class Fund

LVIP SSgA Moderate Structured Allocation Standard Class Fund

LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund

LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund

LVIP SSgA S&P 500 Index Standard Class Fund

LVIP SSgA Small-Cap Index Standard Class Fund

LVIP SSgA Small-Mid Cap 200 Standard Class Fund

LVIP T. Rowe Price Growth Stock Standard Class Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund

LVIP Templeton Growth RPM Standard Class Fund

LVIP UBS Large Cap Growth RPM Standard Class Fund

LVIP Vanguard Domestic Equity ETF Standard Class Fund

LVIP Vanguard International Equity ETF Standard Class Fund

LVIP VIP Mid Cap RPM Standard Class Fund

M Fund, Inc. (M):

M Capital Appreciation Fund

M International Equity Fund

M Large Cap Growth Fund

M Large Cap Value Fund

MFS Variable Insurance Trust (MFS VIT):

MFS VIT Core Equity Initial Class Series

MFS VIT Growth Initial Class Series

MFS VIT Total Return Initial Class Series

MFS VIT Utilities Initial Class Series

Lincoln Life Flexible Premium Variable
Life Account R

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Neuberger Berman Advisers Management Trust (NB AMT):

NB AMT Large Cap Value I Class Portfolio

NB AMT Mid Cap Growth I Class Portfolio

NB AMT Mid Cap Intrinsic Value I Class Portfolio

PIMCO Variable Insurance Trust (PIMCO VIT):

PIMCO VIT CommodityRealReturn Strategy Administrative Class Fund

Putnam Variable Trust (Putnam VT):

Putnam VT Global Health Care Class IB Fund

Putnam VT Growth & Income Class IB Fund

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2014

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2014. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Investment Companies) provides accounting guidance for assessing whether an entity is an investment company; considering the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore will continue to apply the accounting requirements of ASC 946. The adoption of this ASU did not have an effect on our financial condition and results of operations

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2013, the LVIP BlackRock Emerging Markets RPM Standard Class Fund became available as an investment option for account contract owners. Accordingly, for the subaccount that commenced operations during 2013, the 2013 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2013.

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Also during 2013, the following funds changed their names:

Previous Fund Name	New Fund Name
Invesco Van Kampen V.I. American Franchise Series I Fund	Invesco V.I. American Franchise Series I Fund
Janus Aspen Series Worldwide Institutional Class Portfolio	Janus Aspen Global Research Institutional Class Portfolio
Janus Aspen Series Worldwide Service Class Portfolio	Janus Aspen Global Research Service Class Portfolio
LVIP Dimensional Non-U.S. Equity Standard Class Fund	LVIP Dimensional Non-U.S. Equity RPM Standard Class Fund
LVIP Dimensional U.S. Equity Standard Class Fund	LVIP Dimensional U.S. Equity RPM Standard Class Fund
LVIP Protected Profile 2010 Standard Class Fund	LVIP Managed Risk Profile 2010 Standard Class Fund
LVIP Protected Profile 2020 Standard Class Fund	LVIP Managed Risk Profile 2020 Standard Class Fund
LVIP Protected Profile 2030 Standard Class Fund	LVIP Managed Risk Profile 2030 Standard Class Fund
LVIP Protected Profile 2040 Standard Class Fund	LVIP Managed Risk Profile 2040 Standard Class Fund
LVIP Protected Profile Conservative Standard Class Fund	LVIP Managed Risk Profile Conservative Standard Class Fund
LVIP Protected Profile Growth Standard Class Fund	LVIP Managed Risk Profile Growth Standard Class Fund
LVIP Protected Profile Moderate Standard Class Fund	LVIP Managed Risk Profile Moderate Standard Class Fund
M Business Opportunity Value Fund	M Large Cap Value Fund

During 2014, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2014, the 2014 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2014:

ClearBridge Variable Mid Cap Core Class I Portfolio	LVIP Multi-Manager Global Equity RPM Standard Class Fund
LVIP Invesco Diversified Equity Income RPM Standard Class Fund	LVIP VIP Mid Cap RPM Standard Class Fund

Also during 2014, the following funds changed their names:

Previous Fund Name	New Fund Name
FTVIPT Franklin Income Securities Class 1 Fund	Franklin Income VIP Class 1 Fund
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund	Franklin Small-Mid Cap Growth VIP Class 1 Fund
FTVIPT Mutual Shares Securities Class 1 Fund	Franklin Mutual Shares VIP Class 1 Fund
FTVIPT Templeton Foreign Securities Class 1 Fund	Templeton Foreign VIP Class 1 Fund
FTVIPT Templeton Foreign Securities Class 2 Fund	Templeton Foreign VIP Class 2 Fund
FTVIPT Templeton Global Bond Securities Class 1 Fund	Templeton Global Bond VIP Class 1 Fund
FTVIPT Templeton Growth Securities Class 1 Fund	Templeton Growth VIP Class 1 Fund
FTVIPT Templeton Growth Securities Class 2 Fund	Templeton Growth VIP Class 2 Fund

Also during 2014, the DWS Variable Series II (DWS) family of funds changed its name to the Deutsche Variable Series II (Deutsche) and the DWS Investments VIT Funds (DWS) family of funds changed its name to Deutsche Investments VIT Funds (Deutsche).

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the eleven policy types within the Variable Account:

•  Lincoln SVUL - annual rate of .80%.

•  Lincoln SVUL-I - annual rate of .80%.

•  Lincoln SVUL-II - annual rate of .80%.

•  Lincoln SVUL-III - annual rate of .80% for policy years one through nineteen and .40% thereafter.

•  Lincoln SVUL-IV - annual rate of .60% for policy years one through nineteen and .20% thereafter.

•  Lincoln SVULONE - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln Momentum SVULONE - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln SVULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln Momentum SVULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln PreservationEdge SVUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter.

•  Lincoln SVULONE 2013 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

Lincoln Life Flexible Premium Variable
Life Account R

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

The Company deducts a premium load to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectus for the premium load charge. The premium loads for the years ended December 31, 2014 and 2013, amounted to $23,373,203 and $10,617,821, respectively.

The Company charges a monthly administrative fee which varies by product. Refer to the product prospectus for the administrative fee rate. The administrative fees are for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2014 and 2013, amounted to $22,489,055 and $16,100,784, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2014 and 2013, amounted to $20,045,507 and $17,854,627, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee which varies by product, refer to the product prospectus for the transfer fee charge. For the years ended December 31, 2014 and 2013, no transfer fees were deducted from the variable subaccounts.

The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge assessed, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln SVULONE, Lincoln Momentum SVULONE, Lincoln SVULONE 2007, Lincoln Momentum SVULONE 2007 and Lincoln PreservationEdge SVUL. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. The full surrender charges and partial surrender administrative charges for the years ended December 31, 2014 and 2013, amounted to $1,124,291 and $2,592,910, respectively.

Premium load, cost of insurance, administrative, surrender and transfer fees are included within Contract withdrawals on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2014, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ABVPSF Global Thematic Growth Class A
	2014		0.10%	0.80%	$11.61	$23.30	77,132	$1,186,560	4.22%	4.96%	0.00%
	2013		0.10%	0.80%	11.20	22.20	69,262	1,033,182	22.28%	23.14%	0.26%
	2012		0.10%	0.80%	9.14	18.03	89,921	1,060,210	12.61%	13.40%	0.00%
	2011		0.10%	0.80%	8.10	15.90	92,906	960,585	-23.84%	-23.30%	0.57%
	2010		0.10%	0.80%	10.61	20.73	93,072	1,251,812	17.99%	18.82%	2.16%
ABVPSF Growth and Income Class A
	2014		0.10%	0.80%	13.99	29.22	492,946	9,994,336	8.67%	9.43%	1.46%
	2013		0.10%	0.80%	12.84	26.70	489,816	9,122,870	33.89%	34.83%	1.32%
	2012		0.10%	0.80%	9.57	19.80	522,001	7,217,668	16.59%	17.41%	1.56%
	2011		0.10%	0.80%	8.20	16.87	560,771	6,637,916	5.47%	6.21%	1.35%
	2010		0.10%	0.80%	7.75	13.47	595,354	6,686,678	12.19%	12.53%	0.00%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ABVPSF International Value Class A
	2014		0.10%	0.80%	$6.60	$19.22	316,857	$2,607,803	-6.96%	-6.30%	3.58%
	2013		0.10%	0.80%	7.08	20.51	320,983	2,868,673	22.02%	22.88%	5.97%
	2012		0.10%	0.80%	5.79	16.69	372,246	2,718,852	13.62%	14.42%	1.72%
	2011		0.10%	0.80%	5.08	14.59	353,457	2,278,541	-19.90%	-19.33%	4.22%
	2010		0.10%	0.80%	6.33	18.09	348,074	2,697,044	3.76%	4.49%	3.32%
ABVPSF Large Cap Growth Class A
	2014		0.60%	0.80%	19.57	22.92	115,826	2,337,247	13.23%	13.46%	0.00%
	2013		0.60%	0.80%	17.28	20.24	120,776	2,155,273	36.26%	36.53%	0.08%
	2012		0.60%	0.80%	12.68	14.86	123,210	1,615,129	15.45%	15.61%	0.28%
	2011		0.60%	0.80%	10.98	12.87	141,575	1,614,978	-3.82%	-3.62%	0.33%
	2010		0.60%	0.80%	11.42	13.38	135,377	1,610,009	9.22%	9.44%	0.52%
ABVPSF Small/Mid Cap Value Class A
	2014		0.10%	0.80%	11.85	37.79	727,498	16,094,871	8.33%	9.09%	0.70%
	2013		0.10%	0.80%	14.96	34.64	651,336	14,292,756	36.96%	37.92%	0.64%
	2012		0.10%	0.80%	10.90	25.12	574,032	10,051,671	17.80%	18.63%	0.54%
	2011		0.10%	0.80%	9.24	21.26	498,942	8,152,585	-9.12%	-8.48%	0.49%
	2010		0.10%	0.80%	10.14	23.40	472,293	9,010,587	25.90%	26.78%	0.43%
American Century VP Inflation Protection Class I
	2014		0.10%	0.80%	13.08	14.76	573,016	8,309,976	2.75%	3.47%	1.45%
	2013		0.10%	0.80%	12.64	14.36	657,734	9,296,299	-8.95%	-8.31%	1.80%
	2012		0.10%	0.80%	13.78	15.77	646,752	10,041,274	6.69%	7.44%	2.67%
	2011		0.10%	0.80%	12.83	14.78	668,085	9,733,022	11.20%	11.98%	4.26%
	2010		0.10%	0.80%	11.46	13.29	638,508	8,337,164	4.53%	5.26%	1.84%
American Funds Global Growth Class 2
	2014		0.10%	0.80%	11.41	26.76	904,625	17,663,954	1.50%	2.21%	1.23%
	2013		0.10%	0.80%	14.25	26.19	720,929	14,886,496	28.15%	29.05%	1.33%
	2012		0.10%	0.80%	11.10	20.29	622,953	10,399,101	21.59%	22.44%	0.94%
	2011		0.10%	0.80%	9.11	16.57	610,038	8,416,206	-9.61%	-8.98%	1.34%
	2010		0.10%	0.80%	10.06	18.21	593,459	9,156,963	10.86%	11.63%	1.55%
American Funds Global Small Capitalization Class 2
	2014		0.10%	0.80%	11.06	35.02	761,595	14,693,317	1.31%	2.02%	0.13%
	2013		0.10%	0.80%	11.32	34.57	690,239	13,693,889	27.26%	28.15%	0.86%
	2012		0.10%	0.80%	8.88	27.17	676,915	10,852,914	17.24%	18.06%	1.32%
	2011		0.10%	0.80%	7.56	23.17	645,949	8,985,236	-19.79%	-19.22%	1.34%
	2010		0.10%	0.80%	9.40	28.89	661,265	11,652,865	21.44%	22.29%	1.74%
American Funds Growth Class 2
	2014		0.10%	0.80%	12.05	29.93	4,010,063	71,225,411	7.64%	8.40%	0.82%
	2013		0.10%	0.80%	13.38	27.61	3,745,819	63,508,085	29.07%	29.97%	0.95%
	2012		0.10%	0.80%	10.34	21.24	3,796,540	50,058,605	16.95%	17.77%	0.80%
	2011		0.10%	0.80%	8.83	18.04	3,833,849	43,427,993	-5.04%	-4.37%	0.61%
	2010		0.10%	0.80%	9.28	18.86	4,045,678	48,470,447	17.74%	18.56%	0.71%
American Funds Growth-Income Class 2
	2014		0.10%	0.80%	12.33	28.77	3,208,152	63,950,973	9.75%	10.52%	1.34%
	2013		0.10%	0.80%	13.10	26.04	2,716,158	52,269,600	32.44%	33.37%	1.39%
	2012		0.10%	0.80%	9.87	19.52	2,643,847	38,941,371	16.55%	17.36%	1.64%
	2011		0.10%	0.80%	8.46	16.63	2,683,383	34,227,615	-2.61%	-1.93%	1.55%
	2010		0.10%	0.80%	8.66	16.96	2,786,885	36,524,058	10.54%	11.31%	1.48%
American Funds International Class 2
	2014		0.10%	0.80%	10.83	26.08	2,273,176	37,174,035	-3.43%	-2.75%	1.50%
	2013		0.10%	0.80%	11.46	27.00	1,689,881	31,006,785	20.67%	21.51%	1.43%
	2012		0.10%	0.80%	9.48	22.38	1,503,459	24,382,014	16.97%	17.79%	1.54%
	2011		0.10%	0.80%	8.09	19.13	1,341,444	19,447,284	-14.65%	-14.05%	1.78%
	2010		0.10%	0.80%	9.46	22.42	1,267,249	21,852,062	6.38%	7.13%	2.06%
BlackRock Global Allocation V.I. Class I
	2014		0.10%	0.80%	10.74	15.98	2,721,875	38,820,685	1.30%	2.01%	2.50%
	2013		0.10%	0.80%	15.17	15.67	1,923,817	29,318,646	13.84%	14.64%	1.55%
	2012		0.10%	0.80%	13.32	13.67	896,464	12,061,593	9.40%	10.17%	1.95%
	2011		0.10%	0.80%	12.18	12.40	633,942	7,774,227	-4.26%	-3.59%	2.27%
	2010		0.10%	0.80%	12.72	12.87	489,551	6,268,444	9.18%	9.94%	1.19%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ClearBridge Variable Mid Cap Core Class I
	2014	6/16/14	0.10%	0.60%	$10.63	$10.66	34,303	$364,780	3.18%	3.26%	0.44%
Delaware VIP Diversified Income Standard Class
	2014		0.10%	0.80%	10.59	18.25	1,470,593	24,239,380	4.48%	5.21%	2.22%
	2013		0.10%	0.80%	14.71	17.47	1,250,963	20,474,190	-2.05%	-1.36%	2.38%
	2012		0.10%	0.80%	14.98	17.83	1,081,261	18,674,536	6.34%	7.09%	2.95%
	2011		0.10%	0.80%	14.06	16.77	876,594	14,327,214	5.55%	6.29%	3.93%
	2010		0.10%	0.80%	13.30	15.89	816,458	12,700,098	7.20%	7.95%	4.57%
Delaware VIP Emerging Markets Standard Class
	2014		0.10%	0.80%	9.91	44.19	1,233,363	23,270,668	-8.79%	-8.15%	0.62%
	2013		0.10%	0.80%	12.06	48.45	941,993	22,119,782	9.26%	10.03%	1.62%
	2012		0.10%	0.80%	11.02	44.34	726,499	17,650,393	13.53%	14.33%	1.03%
	2011		0.10%	0.80%	9.69	39.06	721,136	15,829,252	-20.42%	-19.86%	1.87%
	2010		0.10%	0.80%	12.15	49.08	687,151	20,201,878	17.55%	18.37%	0.75%
Delaware VIP High Yield Standard Class
	2014		0.10%	0.80%	15.95	29.99	796,553	17,943,238	-1.08%	-0.39%	6.65%
	2013		0.10%	0.80%	16.09	30.32	840,109	19,198,128	8.35%	9.11%	7.37%
	2012		0.10%	0.80%	14.82	27.98	779,714	16,612,619	16.89%	17.71%	7.95%
	2011		0.10%	0.80%	12.65	23.94	704,613	12,901,696	1.57%	2.28%	8.81%
	2010		0.10%	0.80%	12.43	23.57	740,159	13,404,494	14.40%	15.20%	8.10%
Delaware VIP Limited-Term Diversified Income Standard Class
	2014		0.10%	0.80%	10.14	13.05	583,100	7,185,007	0.89%	1.59%	1.61%
	2013		0.10%	0.80%	12.06	12.91	292,978	3,611,407	-1.85%	-1.16%	1.52%
	2012		0.10%	0.80%	12.20	13.12	216,994	2,782,548	1.95%	2.67%	1.68%
	2011		0.10%	0.80%	11.88	12.85	208,064	2,602,593	2.09%	2.81%	1.87%
	2010		0.10%	0.80%	11.56	12.56	165,334	2,051,681	3.61%	4.33%	2.26%
Delaware VIP REIT Standard Class
	2014		0.10%	0.80%	12.46	45.77	713,514	20,347,799	28.43%	29.33%	1.30%
	2013		0.10%	0.80%	13.35	35.64	554,987	14,039,003	1.33%	2.04%	1.54%
	2012		0.10%	0.80%	13.13	35.17	432,210	11,423,999	16.01%	16.82%	1.54%
	2011		0.10%	0.80%	11.29	30.32	401,985	9,227,597	10.07%	10.85%	1.70%
	2010		0.10%	0.80%	10.22	27.55	540,890	10,678,820	25.98%	26.86%	2.85%
Delaware VIP Small Cap Value Standard Class
	2014		0.10%	0.80%	11.57	43.91	938,058	27,689,873	5.02%	5.76%	0.54%
	2013		0.10%	0.80%	15.04	41.81	783,860	25,623,347	32.44%	33.37%	0.72%
	2012		0.10%	0.80%	11.33	31.57	792,108	20,619,593	13.00%	13.79%	0.59%
	2011		0.10%	0.80%	10.01	27.94	835,278	19,511,323	-2.12%	-1.43%	0.51%
	2010		0.10%	0.80%	10.20	28.54	867,172	20,873,357	31.22%	32.14%	0.64%
Delaware VIP Smid Cap Growth Standard Class
	2014		0.10%	0.80%	11.54	41.89	1,127,516	23,305,463	2.33%	3.05%	0.07%
	2013		0.10%	0.80%	18.42	40.65	960,589	21,061,946	40.20%	41.18%	0.02%
	2012		0.10%	0.80%	13.14	28.80	870,441	13,905,883	10.14%	10.91%	0.24%
	2011		0.10%	0.80%	11.93	25.96	844,668	12,395,278	7.27%	8.00%	0.96%
	2010	10/8/10	0.10%	0.80%	11.12	24.04	943,509	12,880,078	13.56%	13.75%	0.00%
Delaware VIP U.S. Growth Standard Class
	2014		0.10%	0.80%	12.79	34.20	356,284	7,077,556	11.88%	12.67%	0.21%
	2013		0.10%	0.80%	16.53	30.35	272,811	5,279,924	33.68%	34.62%	0.33%
	2012		0.10%	0.80%	12.34	22.54	195,474	2,877,091	15.30%	16.11%	0.00%
	2011		0.10%	0.80%	10.68	19.42	111,133	1,386,475	6.77%	7.52%	0.23%
	2010		0.10%	0.80%	9.98	13.54	96,820	1,118,407	13.00%	13.33%	0.07%
Delaware VIP Value Standard Class
	2014		0.10%	0.80%	12.30	30.82	1,153,973	24,257,733	13.09%	13.88%	1.62%
	2013		0.10%	0.80%	13.08	27.06	975,210	19,735,847	32.63%	33.56%	1.68%
	2012		0.10%	0.80%	9.84	20.26	867,283	13,619,577	13.82%	14.62%	2.15%
	2011		0.10%	0.80%	8.63	17.68	770,888	10,645,799	8.66%	9.43%	1.86%
	2010		0.10%	0.80%	7.93	16.15	710,350	9,013,792	14.70%	15.49%	2.55%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Deutsche Alternative Asset Allocation VIP Class A
	2014		0.10%	0.80%	$10.47	$14.47	166,924	$2,060,359	2.68%	3.40%	1.58%
	2013		0.10%	0.80%	13.55	13.99	80,412	1,091,569	0.13%	0.83%	1.96%
	2012		0.10%	0.80%	13.53	13.88	57,481	783,911	8.85%	9.61%	3.26%
	2011		0.10%	0.80%	12.43	12.66	63,938	798,766	-3.64%	-2.96%	1.43%
	2010		0.10%	0.80%	12.90	13.05	74,945	971,795	11.57%	12.35%	1.16%
Deutsche Equity 500 Index VIP Class A
	2014		0.50%	0.80%	15.91	24.42	2,932,172	52,717,863	12.49%	12.83%	1.85%
	2013		0.50%	0.80%	14.14	21.71	3,218,271	51,471,828	30.88%	31.27%	1.78%
	2012		0.50%	0.80%	10.81	16.59	3,341,257	40,824,987	14.78%	15.12%	1.76%
	2011		0.50%	0.80%	9.41	14.45	3,493,570	37,549,385	1.02%	1.33%	1.71%
	2010		0.50%	0.80%	9.32	14.30	3,824,952	41,092,240	13.79%	14.13%	1.89%
Deutsche Small Cap Index VIP Class A
	2014		0.50%	0.80%	16.63	30.66	310,828	7,513,684	3.91%	4.22%	0.95%
	2013		0.50%	0.80%	15.95	29.51	329,365	7,690,638	37.53%	37.95%	1.68%
	2012		0.50%	0.80%	11.56	21.46	323,374	5,525,340	15.32%	15.67%	0.90%
	2011		0.50%	0.80%	10.00	18.60	348,073	5,187,922	-5.18%	-4.89%	0.87%
	2010		0.50%	0.80%	10.51	19.62	384,636	6,047,653	25.39%	25.76%	0.93%
Fidelity VIP Asset Manager Initial Class
	2014		0.80%	0.80%	19.77	19.77	48,883	966,387	4.99%	4.99%	1.50%
	2013		0.80%	0.80%	18.83	18.83	50,966	959,665	14.78%	14.78%	1.64%
	2012		0.80%	0.80%	16.40	16.40	50,412	826,982	11.59%	11.59%	1.56%
	2011		0.80%	0.80%	14.70	14.70	52,469	771,348	-3.34%	-3.34%	2.09%
	2010		0.80%	0.80%	15.21	15.21	57,993	881,990	13.35%	13.35%	1.76%
Fidelity VIP Contrafund Service Class
	2014		0.10%	0.80%	12.30	31.38	2,803,463	56,622,162	10.93%	11.70%	0.93%
	2013		0.10%	0.80%	14.13	28.09	2,339,542	46,080,955	30.10%	31.01%	1.02%
	2012		0.10%	0.80%	10.84	21.44	2,118,575	33,587,520	15.38%	16.19%	1.24%
	2011		0.10%	0.80%	9.38	18.45	2,125,055	29,900,866	-3.41%	-2.73%	0.94%
	2010		0.10%	0.80%	9.69	18.97	2,087,438	30,489,585	16.18%	16.99%	1.13%
Fidelity VIP Equity-Income Initial Class
	2014		0.80%	0.80%	21.83	21.83	124,058	2,708,689	7.85%	7.85%	2.91%
	2013		0.80%	0.80%	20.24	20.24	119,183	2,412,811	27.13%	27.13%	2.46%
	2012		0.80%	0.80%	15.92	15.92	130,090	2,071,642	16.37%	16.37%	2.73%
	2011		0.80%	0.80%	13.68	13.68	185,524	2,538,729	0.17%	0.17%	2.36%
	2010		0.80%	0.80%	13.66	13.66	210,970	2,882,143	14.23%	14.23%	1.87%
Fidelity VIP Equity-Income Service Class
	2014		0.60%	0.80%	18.87	22.36	91,646	1,922,110	7.78%	8.00%	2.34%
	2013		0.60%	0.80%	17.47	20.74	113,790	2,242,393	26.99%	27.25%	2.41%
	2012		0.60%	0.80%	13.73	16.33	120,473	1,868,365	16.25%	16.49%	3.00%
	2011		0.60%	0.80%	11.79	14.05	129,588	1,732,587	0.05%	0.26%	2.33%
	2010		0.60%	0.80%	11.76	14.04	144,217	1,929,510	14.17%	14.40%	1.72%
Fidelity VIP Growth Service Class
	2014		0.10%	0.80%	12.47	31.86	1,079,705	15,697,868	10.30%	11.08%	0.11%
	2013		0.10%	0.80%	11.31	28.68	786,898	10,425,430	35.12%	36.07%	0.21%
	2012		0.10%	0.80%	8.37	21.08	725,713	7,074,538	13.63%	14.43%	0.46%
	2011		0.10%	0.80%	7.36	18.42	888,604	7,407,133	-0.66%	0.04%	0.26%
	2010		0.10%	0.80%	7.41	14.04	868,513	7,170,495	23.07%	23.44%	0.17%
Fidelity VIP Growth Opportunities Service Class
	2014		0.80%	0.80%	14.74	15.22	134,050	2,020,873	11.21%	11.21%	0.12%
	2013		0.80%	0.80%	13.26	13.68	141,818	1,921,267	36.68%	36.68%	0.20%
	2012		0.80%	0.80%	9.70	10.01	144,233	1,427,493	18.51%	18.51%	0.30%
	2011		0.80%	0.80%	8.18	8.45	123,016	1,024,845	1.37%	1.37%	0.05%
	2010		0.80%	0.80%	8.07	8.33	127,007	1,044,004	22.67%	22.67%	0.09%
Fidelity VIP High Income Service Class
	2014		0.80%	0.80%	16.67	16.67	130,163	2,169,972	0.27%	0.27%	5.40%
	2013		0.80%	0.80%	16.63	16.63	143,514	2,386,119	5.03%	5.03%	5.84%
	2012		0.80%	0.80%	15.83	15.83	143,503	2,271,664	13.29%	13.29%	6.03%
	2011		0.80%	0.80%	13.97	13.97	138,754	1,938,884	3.10%	3.10%	6.59%
	2010		0.80%	0.80%	13.55	13.55	164,274	2,226,543	12.88%	12.88%	8.10%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity VIP Investment Grade Bond Initial Class
	2014		0.80%	0.80%	$21.17	$21.17	114,321	$2,419,890	4.98%	4.98%	1.90%
	2013		0.80%	0.80%	20.16	20.16	139,284	2,808,317	-2.56%	-2.56%	2.16%
	2012		0.80%	0.80%	20.69	20.69	162,535	3,363,229	5.05%	5.05%	2.19%
	2011		0.80%	0.80%	19.70	19.70	166,392	3,277,371	6.48%	6.48%	3.17%
	2010		0.80%	0.80%	18.50	18.50	192,220	3,555,744	6.95%	6.95%	3.52%
Fidelity VIP Mid Cap Service Class
	2014		0.10%	0.80%	11.75	29.66	676,039	11,698,744	5.35%	6.09%	0.20%
	2013		0.10%	0.80%	15.22	27.96	395,132	7,592,263	34.98%	35.93%	0.47%
	2012		0.10%	0.80%	11.25	20.57	321,334	4,695,357	13.84%	14.64%	0.56%
	2011		0.10%	0.80%	9.87	17.94	284,564	3,697,791	-11.43%	-10.81%	0.16%
	2010		0.10%	0.80%	11.12	20.12	268,992	3,918,597	27.68%	28.57%	0.26%
Fidelity VIP Overseas Service Class
	2014		0.10%	0.80%	9.63	21.17	284,352	4,884,395	-8.89%	-8.25%	1.31%
	2013		0.10%	0.80%	10.54	23.07	228,957	4,238,043	29.34%	30.25%	1.32%
	2012		0.10%	0.80%	8.14	17.72	240,516	3,416,073	19.58%	20.43%	1.78%
	2011		0.10%	0.80%	6.79	14.65	258,345	3,085,199	-17.89%	-17.64%	1.37%
	2010		0.50%	0.80%	8.25	17.85	235,560	3,396,718	12.09%	12.43%	1.23%
Franklin Income VIP Class 1
	2014		0.10%	0.80%	11.00	22.95	958,410	13,690,646	4.09%	4.82%	5.15%
	2013		0.10%	0.80%	13.29	21.89	677,275	9,940,197	13.27%	14.07%	5.78%
	2012		0.10%	0.80%	11.71	19.19	372,719	5,350,808	12.01%	12.80%	6.41%
	2011		0.10%	0.80%	10.43	17.02	338,051	4,352,290	1.89%	2.61%	5.39%
	2010		0.10%	0.80%	10.21	16.58	248,380	2,933,491	11.97%	12.75%	7.11%
Franklin Mutual Shares VIP Class 1
	2014		0.10%	0.80%	11.51	25.38	469,744	7,547,939	6.52%	7.27%	2.56%
	2013		0.10%	0.80%	11.86	23.66	259,533	3,962,961	27.50%	28.40%	2.34%
	2012		0.10%	0.80%	9.28	18.43	238,455	2,849,040	13.69%	14.49%	2.31%
	2011		0.10%	0.80%	8.15	16.09	216,785	2,279,716	-1.58%	-0.89%	2.63%
	2010		0.10%	0.80%	8.26	16.24	200,574	2,029,719	10.58%	11.36%	1.60%
Franklin Small-Mid Cap Growth VIP Class 1
	2014		0.10%	0.80%	16.00	32.32	269,478	6,144,345	6.92%	7.67%	0.00%
	2013		0.10%	0.80%	14.93	30.02	260,056	5,579,769	37.40%	38.36%	0.00%
	2012		0.10%	0.80%	10.85	21.70	273,790	4,263,500	10.23%	11.00%	0.00%
	2011		0.10%	0.80%	9.82	19.55	312,922	4,485,062	-5.35%	-4.69%	0.00%
	2010		0.10%	0.80%	10.35	20.51	325,746	4,950,388	26.92%	27.81%	0.00%
Invesco V.I. American Franchise Series I
	2014		0.80%	0.80%	6.96	19.24	1,260,889	10,489,051	7.58%	7.58%	0.04%
	2013		0.80%	0.80%	6.47	17.88	1,350,023	10,708,474	39.02%	39.02%	0.44%
	2012	4/27/12	0.80%	0.80%	4.65	12.86	1,440,094	8,391,762	-3.03%	-3.03%	0.00%
Invesco V.I. Capital Appreciation Series I
	2011		0.80%	0.80%	4.17	11.52	1,496,108	8,119,292	-8.64%	-8.64%	0.15%
	2010		0.80%	0.80%	4.56	12.61	1,672,142	10,220,051	14.57%	14.57%	0.75%
Invesco V.I. Core Equity Series I
	2014		0.80%	0.80%	11.91	22.58	1,059,008	14,470,814	7.28%	7.28%	0.86%
	2013		0.80%	0.80%	11.10	21.05	1,167,836	14,905,314	28.22%	28.22%	1.37%
	2012		0.80%	0.80%	8.66	16.42	1,249,278	12,519,433	12.98%	12.98%	0.98%
	2011		0.80%	0.80%	7.66	14.53	1,255,360	11,184,949	-0.86%	-0.86%	0.96%
	2010		0.80%	0.80%	7.73	14.66	1,357,918	12,276,180	8.68%	8.68%	0.96%
Invesco V.I. Diversified Income Series I
	2014		0.80%	0.80%	15.16	15.16	37,757	572,297	7.17%	7.17%	5.03%
	2013		0.80%	0.80%	14.14	14.14	42,178	596,552	-0.75%	-0.75%	4.81%
	2012		0.80%	0.80%	14.25	14.25	41,794	595,567	9.83%	9.83%	5.31%
	2011		0.80%	0.80%	12.97	12.97	43,900	569,587	6.17%	6.17%	5.18%
	2010		0.80%	0.80%	12.22	12.22	55,601	679,496	9.17%	9.17%	5.52%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco V.I. International Growth Series I
	2014		0.10%	0.80%	$14.93	$26.98	345,463	$5,633,440	-0.47%	-0.47%	1.58%
	2013		0.80%	0.80%	15.00	27.11	377,160	6,459,554	18.07%	18.07%	1.17%
	2012		0.80%	0.80%	12.70	22.96	421,046	6,160,258	14.61%	14.61%	1.50%
	2011		0.80%	0.80%	11.08	20.03	425,995	5,514,703	-7.48%	-7.48%	1.53%
	2010		0.80%	0.80%	11.98	21.66	435,959	6,107,265	11.96%	11.96%	2.35%
Janus Aspen Balanced Institutional Class
	2014		0.80%	0.80%	21.79	24.86	600,413	13,932,635	7.64%	7.64%	1.83%
	2013		0.80%	0.80%	20.24	23.09	503,287	10,711,008	19.20%	19.20%	1.54%
	2012		0.80%	0.80%	16.98	19.37	514,168	9,171,374	12.71%	12.71%	2.85%
	2011		0.80%	0.80%	15.06	17.19	607,991	9,592,351	0.83%	0.83%	2.39%
	2010		0.80%	0.80%	14.94	17.05	677,781	10,567,853	7.52%	7.52%	2.84%
Janus Aspen Balanced Service Class
	2014		0.60%	0.80%	22.69	24.28	101,157	2,406,967	7.38%	7.59%	1.52%
	2013		0.60%	0.80%	21.09	22.61	108,152	2,394,684	18.85%	19.09%	1.32%
	2012		0.60%	0.80%	17.71	19.02	113,590	2,116,247	12.47%	12.70%	2.51%
	2011		0.60%	0.80%	15.71	16.91	124,110	2,057,339	0.55%	0.75%	2.23%
	2010		0.60%	0.80%	15.59	16.82	107,564	1,776,768	7.26%	7.47%	2.60%
Janus Aspen Enterprise Service Class
	2014		0.60%	0.80%	28.86	37.41	78,910	2,456,418	11.35%	11.57%	0.03%
	2013		0.60%	0.80%	25.92	33.60	74,914	2,109,032	30.99%	31.25%	0.36%
	2012		0.60%	0.80%	19.79	25.65	83,161	1,780,310	16.06%	16.29%	0.00%
	2011		0.60%	0.80%	17.05	22.10	84,954	1,570,856	-2.44%	-2.24%	0.00%
	2010		0.60%	0.80%	17.47	22.65	95,536	1,803,732	24.52%	24.77%	0.00%
Janus Aspen Global Research Institutional Class
	2014		0.80%	0.80%	9.33	14.66	887,164	8,981,483	6.59%	6.59%	1.08%
	2013		0.80%	0.80%	8.76	13.75	873,648	8,342,195	27.40%	27.40%	1.20%
	2012		0.80%	0.80%	6.87	10.79	917,297	6,919,410	19.12%	19.12%	0.87%
	2011		0.80%	0.80%	5.77	9.06	957,196	6,176,533	-14.43%	-14.43%	0.58%
	2010		0.80%	0.80%	6.74	10.59	989,917	7,555,809	14.91%	14.91%	0.60%
Janus Aspen Global Research Service Class
	2014		0.80%	0.80%	15.66	17.87	127,087	2,137,314	6.33%	6.33%	0.97%
	2013		0.80%	0.80%	14.73	16.80	127,056	2,009,455	27.06%	27.06%	1.09%
	2012		0.80%	0.80%	11.59	13.23	138,593	1,720,221	18.91%	18.91%	0.79%
	2011		0.80%	0.80%	9.75	11.12	141,702	1,479,455	-14.67%	-14.67%	0.49%
	2010		0.80%	0.80%	11.43	13.04	128,947	1,574,963	14.60%	14.60%	0.49%
Janus Aspen Global Technology Service Class
	2014		0.80%	0.80%	8.48	8.48	557,728	4,729,322	8.48%	8.48%	0.00%
	2013		0.80%	0.80%	7.82	7.82	563,537	4,405,183	34.31%	34.31%	0.00%
	2012		0.80%	0.80%	5.82	5.82	575,451	3,349,155	18.20%	18.20%	0.00%
	2011		0.80%	0.80%	4.92	4.92	561,938	2,766,923	-9.39%	-9.39%	0.00%
	2010		0.80%	0.80%	5.43	5.43	578,130	3,141,515	23.41%	23.41%	0.00%
LVIP Baron Growth Opportunities Standard Class
	2014		0.50%	0.80%	18.19	25.49	23,621	596,301	4.28%	4.60%	0.45%
	2013		0.50%	0.80%	17.39	24.40	19,218	465,005	39.29%	39.71%	0.48%
	2012		0.50%	0.80%	12.45	17.48	10,150	176,174	17.59%	17.95%	1.55%
	2011		0.50%	0.80%	10.55	14.83	11,030	162,238	3.46%	3.77%	0.00%
	2010		0.50%	0.80%	10.17	14.31	6,219	88,099	25.69%	26.07%	0.00%
LVIP Baron Growth Opportunities Service Class
	2014		0.10%	0.80%	11.61	37.15	519,291	11,498,072	4.02%	4.75%	0.20%
	2013		0.10%	0.80%	17.15	35.47	383,596	9,329,018	38.95%	39.92%	0.45%
	2012		0.10%	0.80%	12.32	25.35	291,634	5,525,744	17.30%	18.12%	1.26%
	2011		0.10%	0.80%	10.48	21.49	252,266	4,232,240	3.19%	3.92%	0.00%
	2010		0.10%	0.80%	10.14	20.82	292,451	4,999,734	25.38%	26.27%	0.00%
LVIP BlackRock Emerging Markets RPM Standard Class
	2014		0.10%	0.80%	8.83	9.86	201,433	1,907,611	-5.65%	-4.98%	2.14%
	2013	7/5/13	0.10%	0.80%	9.36	10.43	25,752	249,198	-4.05%	8.72%	1.44%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock Equity Dividend RPM Standard Class
	2014		0.10%	0.80%	$11.01	$25.68	1,206,305	$15,241,882	2.66%	3.39%	2.08%
	2013		0.10%	0.80%	10.89	24.84	660,111	8,829,476	17.27%	18.10%	1.76%
	2012		0.10%	0.80%	9.27	21.03	253,413	3,443,212	16.05%	16.99%	0.69%
	2011		0.10%	0.80%	7.97	17.98	233,090	2,744,174	-3.35%	-2.67%	0.96%
	2010		0.10%	0.80%	8.23	18.47	229,664	2,791,888	16.99%	17.81%	0.95%
LVIP BlackRock Inflation Protected Bond Standard Class
	2014		0.10%	0.80%	9.97	11.47	386,524	4,256,664	2.24%	2.96%	1.61%
	2013		0.10%	0.80%	10.86	11.14	255,354	2,802,434	-9.12%	-8.47%	0.55%
	2012		0.10%	0.80%	11.95	12.17	151,751	1,833,096	5.66%	6.40%	0.00%
	2011		0.10%	0.80%	11.35	11.44	47,473	540,161	11.47%	12.03%	2.67%
	2010	7/1/10	0.10%	0.60%	10.18	10.21	1,839	18,721	-0.34%	1.15%	0.02%
LVIP Capital Growth Standard Class
	2014		0.10%	0.80%	15.67	29.44	88,168	1,610,204	10.49%	11.26%	0.20%
	2013		0.10%	0.80%	14.18	26.46	71,072	1,176,314	34.92%	35.87%	0.00%
	2012		0.10%	0.80%	10.51	19.48	56,705	681,750	18.12%	18.95%	0.00%
	2011		0.10%	0.80%	8.90	16.38	42,695	436,939	-9.74%	-9.10%	0.00%
	2010		0.10%	0.80%	9.86	18.01	32,836	334,020	18.01%	18.80%	0.06%
LVIP Clarion Global Real Estate Standard Class
	2014		0.10%	0.80%	9.88	31.12	351,930	3,876,071	12.98%	13.78%	3.03%
	2013		0.10%	0.80%	8.74	27.35	274,642	2,565,547	2.48%	3.20%	0.00%
	2012		0.10%	0.80%	8.53	26.50	224,367	2,027,089	23.69%	24.56%	0.00%
	2011		0.10%	0.80%	6.90	21.28	205,333	1,486,464	-9.40%	-8.76%	0.00%
	2010		0.10%	0.80%	7.61	23.32	197,092	1,560,447	17.04%	17.86%	0.00%
LVIP Columbia Small-Mid Cap Growth RPM Standard Class
	2014		0.10%	0.80%	9.82	24.65	300,287	3,497,303	-8.06%	-7.40%	0.00%
	2013		0.10%	0.80%	12.35	26.62	245,723	3,118,290	23.83%	24.70%	0.00%
	2012		0.10%	0.80%	9.97	21.35	86,051	898,628	5.63%	6.37%	0.00%
	2011		0.10%	0.80%	9.44	9.57	99,899	953,071	-8.33%	-8.05%	0.00%
	2010		0.50%	0.80%	10.30	10.41	77,599	802,523	26.23%	26.61%	0.00%
LVIP Delaware Bond Standard Class
	2014		0.10%	0.80%	10.59	22.30	2,977,117	53,775,392	5.13%	5.87%	2.17%
	2013		0.10%	0.80%	13.99	21.21	2,523,401	45,187,729	-3.09%	-2.41%	1.74%
	2012		0.10%	0.80%	14.41	21.89	2,790,946	51,389,524	5.76%	6.50%	2.10%
	2011		0.10%	0.80%	13.60	20.70	2,543,215	44,963,087	6.78%	7.53%	3.62%
	2010		0.10%	0.80%	12.71	19.38	2,349,231	39,804,267	7.62%	8.38%	3.50%
LVIP Delaware Diversified Floating Rate Standard Class
	2014		0.10%	0.80%	10.04	10.66	410,354	4,220,428	-0.19%	0.52%	1.44%
	2013		0.10%	0.80%	10.34	10.61	328,228	3,426,305	-0.05%	0.65%	1.17%
	2012		0.10%	0.80%	10.34	10.54	98,546	1,025,880	3.39%	4.12%	1.47%
	2011		0.10%	0.80%	10.00	10.12	93,061	934,389	-1.04%	-0.30%	2.43%
	2010	6/22/10	0.10%	0.80%	10.11	10.15	48,003	485,726	-0.05%	2.11%	0.74%
LVIP Delaware Foundation Aggressive Allocation Standard Class
	2014		0.50%	0.80%	13.26	21.29	203,096	3,633,014	3.51%	3.82%	2.32%
	2013		0.50%	0.80%	12.78	20.57	207,668	3,602,003	19.28%	19.64%	1.64%
	2012		0.50%	0.80%	10.70	17.24	189,616	2,749,503	12.39%	12.73%	1.75%
	2011		0.50%	0.80%	9.50	15.34	207,680	2,690,376	-2.81%	-2.51%	2.13%
	2010		0.50%	0.80%	9.75	15.78	210,378	2,815,721	11.59%	11.92%	2.79%
LVIP Delaware Growth and Income Standard Class
	2014		0.10%	0.80%	14.77	29.37	57,891	1,052,205	12.28%	13.06%	2.14%
	2013		0.10%	0.80%	13.13	25.98	53,940	864,846	32.20%	33.13%	1.65%
	2012		0.10%	0.80%	9.91	19.51	66,949	817,718	14.40%	15.20%	1.19%
	2011		0.10%	0.80%	8.65	16.94	56,545	601,946	0.39%	1.10%	1.20%
	2010		0.10%	0.80%	8.60	16.76	43,267	451,103	12.04%	12.83%	1.04%
LVIP Delaware Social Awareness Standard Class
	2014		0.10%	0.80%	12.52	30.79	232,048	3,392,876	14.28%	15.10%	2.27%
	2013		0.10%	0.80%	13.66	26.75	66,411	1,187,618	34.61%	35.58%	1.45%
	2012		0.10%	0.80%	10.13	19.73	56,849	778,889	14.36%	15.17%	0.64%
	2011		0.10%	0.80%	8.84	16.07	76,209	997,194	-0.16%	0.14%	0.83%
	2010		0.50%	0.80%	10.34	16.10	61,411	757,536	10.68%	11.01%	0.60%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Special Opportunities Standard Class
	2014		0.10%	0.80%	$11.86	$32.45	205,592	$2,869,538	6.77%	7.52%	1.69%
	2013		0.10%	0.80%	13.80	30.18	99,170	1,457,098	32.72%	33.65%	1.40%
	2012		0.10%	0.80%	10.40	22.58	63,972	737,951	14.02%	14.82%	0.86%
	2011		0.10%	0.80%	9.12	19.67	48,430	506,642	-5.96%	-5.30%	0.39%
	2010		0.10%	0.80%	9.70	9.81	49,064	480,442	29.60%	29.99%	0.77%
LVIP Dimensional Non-U.S. Equity RPM Standard Class
	2014		0.10%	0.80%	9.77	10.59	228,870	2,304,799	-8.24%	-7.59%	3.02%
	2013		0.10%	0.80%	11.24	11.46	102,503	1,157,764	14.20%	15.01%	2.55%
	2012	3/12/12	0.10%	0.80%	9.84	9.96	37,165	366,742	5.72%	13.38%	5.45%
LVIP Dimensional U.S. Equity RPM Standard Class
	2014		0.10%	0.80%	11.30	14.98	261,628	3,453,161	3.86%	4.59%	1.20%
	2013		0.10%	0.80%	14.05	14.32	140,434	1,983,457	28.15%	29.05%	1.27%
	2012	3/12/12	0.10%	0.80%	10.97	11.10	51,138	562,406	2.88%	8.39%	2.75%
LVIP Dimensional/Vanguard Total Bond Standard Class
	2014		0.10%	0.80%	10.36	11.01	470,175	4,973,711	3.80%	4.54%	2.20%
	2013		0.10%	0.80%	10.34	10.53	151,991	1,582,815	-3.53%	-2.85%	1.50%
	2012		0.10%	0.80%	10.71	10.84	356,482	3,832,549	2.90%	3.63%	9.62%
	2011	7/28/11	0.10%	0.80%	10.41	10.46	6,014	62,859	0.49%	3.44%	0.61%
LVIP Global Income Standard Class
	2014		0.10%	0.80%	10.15	12.69	270,465	3,156,150	1.13%	1.84%	0.67%
	2013		0.10%	0.80%	12.04	12.46	194,813	2,351,299	-3.60%	-2.92%	0.20%
	2012		0.10%	0.80%	12.49	12.83	235,157	3,001,084	6.83%	7.58%	2.14%
	2011		0.10%	0.80%	11.69	11.93	196,298	2,334,931	0.28%	0.99%	9.10%
	2010		0.10%	0.80%	11.65	11.81	34,613	404,955	8.80%	9.56%	4.81%
LVIP Invesco Diversified Equity Income RPM Standard Class
	2014	8/20/14	0.60%	0.60%	10.35	10.35	12,938	133,868	-0.82%	0.47%	1.96%
LVIP JPMorgan High Yield Standard Class
	2014		0.10%	0.80%	10.54	14.08	423,650	5,458,032	2.02%	2.74%	5.17%
	2013		0.10%	0.80%	13.37	13.71	212,104	2,826,642	5.72%	6.46%	6.54%
	2012		0.10%	0.80%	12.64	12.88	91,437	1,170,488	14.01%	14.81%	6.09%
	2011		0.10%	0.80%	11.09	11.22	47,687	533,133	1.96%	2.67%	7.29%
	2010	6/9/10	0.10%	0.80%	10.88	10.92	8,378	91,352	0.91%	11.67%	3.63%
LVIP JPMorgan Mid Cap Value RPM Standard Class
	2014		0.10%	0.80%	11.38	29.97	344,124	4,632,651	7.25%	8.01%	1.18%
	2013		0.10%	0.80%	12.79	27.75	116,120	1,643,422	23.18%	24.05%	0.64%
	2012		0.10%	0.80%	10.39	22.37	68,591	734,205	12.85%	13.65%	0.00%
	2011		0.10%	0.80%	9.20	19.68	60,982	579,175	-2.56%	-1.87%	0.00%
	2010		0.10%	0.80%	9.44	9.55	39,993	378,776	23.78%	24.15%	0.11%
LVIP Managed Risk Profile 2010 Standard Class
	2014		0.60%	0.80%	13.15	13.35	21,574	287,101	3.94%	4.15%	1.46%
	2013		0.60%	0.80%	12.65	12.82	50,298	643,677	8.06%	8.28%	1.27%
	2012		0.60%	0.80%	11.70	11.84	53,128	627,655	7.68%	7.89%	2.29%
	2011		0.60%	0.80%	10.87	10.97	52,987	579,951	0.44%	0.64%	0.77%
	2010		0.60%	0.80%	10.82	10.90	49,801	541,754	10.58%	10.80%	1.16%
LVIP Managed Risk Profile 2020 Standard Class
	2014		0.50%	0.80%	12.69	12.99	78,545	1,005,416	3.56%	3.88%	1.96%
	2013		0.50%	0.80%	12.25	12.50	79,326	979,488	10.25%	10.56%	1.38%
	2012		0.50%	0.80%	11.11	11.31	81,238	908,627	7.52%	7.89%	2.11%
	2011		0.50%	0.80%	10.34	10.48	81,511	846,518	-0.60%	-0.37%	0.76%
	2010		0.50%	0.80%	10.40	10.52	78,702	821,303	11.14%	11.59%	1.45%
LVIP Managed Risk Profile 2030 Standard Class
	2014		0.50%	0.80%	12.53	12.82	126,134	1,602,745	3.33%	3.64%	1.83%
	2013		0.50%	0.80%	12.12	12.37	143,352	1,755,955	12.84%	13.18%	1.55%
	2012		0.50%	0.80%	10.74	10.93	114,822	1,246,331	7.04%	7.36%	1.95%
	2011		0.50%	0.80%	10.04	10.18	100,191	1,014,665	-1.36%	-1.06%	0.60%
	2010		0.50%	0.80%	10.18	10.29	126,714	1,298,898	11.65%	11.98%	0.87%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Managed Risk Profile 2040 Standard Class
	2014		0.60%	0.80%	$11.87	$12.05	117,761	$1,400,167	2.66%	2.86%	3.06%
	2013		0.60%	0.80%	11.57	11.72	90,605	1,050,516	15.61%	15.84%	1.23%
	2012		0.60%	0.80%	10.00	10.12	100,624	1,008,601	6.27%	6.48%	1.73%
	2011		0.60%	0.80%	9.41	9.50	98,731	931,311	-2.25%	-2.05%	0.60%
	2010		0.60%	0.80%	9.63	9.70	88,543	854,164	12.76%	12.99%	0.92%
LVIP Managed Risk Profile Conservative Standard Class
	2014		0.10%	0.80%	10.99	19.28	473,091	7,054,282	4.86%	5.60%	2.37%
	2013		0.10%	0.80%	13.88	18.25	342,364	5,442,008	8.88%	9.64%	1.91%
	2012		0.10%	0.80%	12.72	16.65	323,222	4,844,736	8.90%	9.66%	3.93%
	2011		0.10%	0.80%	11.66	15.18	351,319	4,749,064	2.86%	3.58%	2.23%
	2010		0.10%	0.80%	11.31	13.58	246,996	3,308,522	9.61%	9.95%	4.88%
LVIP Managed Risk Profile Growth Standard Class
	2014		0.10%	0.80%	10.88	21.22	2,244,048	30,585,515	2.64%	3.36%	2.43%
	2013		0.10%	0.80%	11.80	20.53	1,558,742	22,084,158	12.64%	13.43%	1.82%
	2012		0.10%	0.80%	10.45	18.10	1,278,905	16,642,441	8.27%	9.03%	2.67%
	2011		0.10%	0.80%	9.63	16.60	1,271,142	14,978,144	-0.80%	-0.10%	2.04%
	2010		0.10%	0.80%	9.69	16.62	1,131,052	13,406,421	11.82%	12.61%	3.07%
LVIP Managed Risk Profile Moderate Standard Class
	2014		0.10%	0.80%	10.94	20.33	2,583,875	37,774,340	3.32%	4.04%	2.10%
	2013		0.10%	0.80%	12.90	19.54	2,186,332	31,839,252	10.96%	11.74%	2.02%
	2012		0.10%	0.80%	11.60	17.49	1,449,011	19,485,428	8.72%	9.48%	3.25%
	2011		0.10%	0.80%	10.65	15.98	1,341,277	16,585,570	0.36%	1.07%	1.80%
	2010		0.10%	0.80%	10.59	15.81	1,192,536	14,783,404	11.07%	11.85%	3.45%
LVIP MFS International Growth Standard Class
	2014		0.10%	0.80%	9.66	20.85	468,245	4,951,803	-5.81%	-5.14%	1.37%
	2013		0.10%	0.80%	10.26	21.98	258,187	2,841,115	12.71%	13.50%	0.88%
	2012		0.10%	0.80%	9.10	19.36	129,081	1,210,283	18.44%	19.28%	0.82%
	2011		0.10%	0.80%	7.68	16.23	107,843	848,860	-10.59%	-9.96%	2.83%
	2010		0.10%	0.80%	8.59	18.03	117,916	1,024,938	12.21%	13.00%	0.82%
LVIP MFS Value Standard Class
	2014		0.10%	0.80%	12.07	28.82	743,404	11,615,411	9.63%	10.40%	2.74%
	2013		0.10%	0.80%	13.45	26.10	530,535	7,749,055	34.88%	35.82%	2.04%
	2012		0.10%	0.80%	9.97	19.22	411,303	4,464,513	15.40%	16.21%	1.27%
	2011		0.10%	0.80%	8.64	16.54	412,184	3,769,639	-0.90%	-0.20%	1.59%
	2010		0.10%	0.80%	8.72	16.57	343,936	3,043,802	10.70%	11.48%	1.63%
LVIP Mid-Cap Value Standard Class
	2014		0.10%	0.80%	11.84	35.06	228,458	3,328,467	7.43%	8.18%	0.35%
	2013		0.10%	0.80%	13.09	32.41	166,314	2,350,326	33.09%	34.02%	0.16%
	2012		0.10%	0.80%	9.84	24.18	76,504	843,541	23.13%	23.99%	0.42%
	2011		0.10%	0.80%	7.99	19.50	58,763	504,755	-10.04%	-9.41%	0.00%
	2010		0.10%	0.80%	8.88	8.98	51,685	472,449	22.91%	23.28%	0.27%
LVIP Mondrian International Value Standard Class
	2014		0.10%	0.80%	9.51	23.18	561,183	9,200,801	-3.32%	-2.64%	4.05%
	2013		0.10%	0.80%	9.81	23.97	538,481	9,629,073	20.87%	21.72%	2.63%
	2012		0.10%	0.80%	8.10	19.83	484,907	7,295,461	8.74%	9.51%	2.92%
	2011		0.10%	0.80%	7.44	18.24	485,004	6,868,472	-4.98%	-4.31%	3.06%
	2010		0.10%	0.80%	7.81	19.19	497,627	7,465,078	1.65%	2.34%	3.18%
LVIP Money Market Standard Class
	2014		0.10%	0.80%	9.92	12.43	8,102,153	83,346,817	-0.77%	-0.07%	0.03%
	2013		0.10%	0.80%	9.99	12.53	5,160,144	54,706,127	-0.77%	-0.08%	0.02%
	2012		0.10%	0.80%	9.99	12.63	4,503,968	48,602,909	-0.77%	-0.07%	0.03%
	2011		0.10%	0.80%	10.00	12.73	3,284,677	36,887,918	-0.77%	-0.07%	0.03%
	2010		0.10%	0.80%	10.01	12.82	3,259,823	36,720,381	-0.75%	-0.05%	0.05%
LVIP SSgA Bond Index Standard Class
	2014		0.10%	0.80%	10.49	12.74	309,839	3,737,225	4.91%	5.65%	2.43%
	2013		0.10%	0.80%	11.90	12.06	225,543	2,704,484	-3.35%	-2.66%	2.24%
	2012		0.10%	0.80%	12.31	12.43	110,613	1,371,912	3.03%	3.75%	2.19%
	2011		0.10%	0.80%	11.94	12.04	117,874	1,416,006	6.54%	7.29%	3.20%
	2010		0.10%	0.80%	11.13	11.28	66,766	751,516	5.12%	5.85%	2.06%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSgA Conservative Index Allocation Standard Class
	2014		0.10%	0.80%	$10.74	$13.28	352,774	$4,219,967	3.90%	4.62%	2.04%
	2013		0.10%	0.80%	12.39	12.69	218,625	2,697,029	5.95%	6.77%	2.88%
	2012		0.10%	0.80%	11.75	11.89	7,366	86,454	8.44%	8.99%	3.35%
	2011		0.10%	0.60%	10.83	10.83	3,779	40,938	2.07%	2.07%	0.89%
	2010	11/15/10	0.60%	0.60%	10.61	10.61	1,048	11,128	1.36%	1.36%	0.00%
LVIP SSgA Conservative Structured Allocation Standard Class
	2014		0.10%	0.60%	10.83	13.27	246,204	2,882,810	4.91%	5.44%	2.49%
	2013		0.10%	0.60%	12.37	12.37	113,307	1,378,222	6.43%	6.43%	4.03%
	2012		0.60%	0.60%	11.62	11.62	236	2,740	7.66%	7.66%	3.90%
	2011	1/7/11	0.60%	0.60%	10.80	10.80	134	1,449	2.11%	2.11%	0.15%
LVIP SSgA Developed International 150 Standard Class
	2014		0.10%	0.80%	9.87	24.10	281,155	3,300,404	0.11%	0.81%	6.58%
	2013		0.10%	0.80%	9.97	23.91	67,593	822,023	19.58%	20.19%	4.65%
	2012		0.10%	0.60%	8.34	19.89	17,501	266,999	12.96%	13.52%	3.42%
	2011		0.10%	0.80%	7.33	17.52	16,535	132,743	-12.83%	-12.22%	2.57%
	2010		0.10%	0.80%	8.45	19.96	14,100	129,189	6.61%	7.14%	1.53%
LVIP SSgA Emerging Markets 100 Standard Class
	2014		0.10%	0.80%	10.40	25.96	396,974	4,898,853	-4.14%	-3.47%	3.51%
	2013		0.10%	0.80%	13.45	26.89	250,332	3,432,444	-3.60%	-2.93%	2.90%
	2012		0.10%	0.80%	13.95	27.70	144,187	2,188,634	11.76%	12.54%	2.65%
	2011		0.10%	0.80%	12.48	24.61	118,791	1,508,862	-15.62%	-15.02%	1.74%
	2010		0.10%	0.80%	14.79	28.96	264,029	4,353,411	26.75%	27.64%	1.78%
LVIP SSgA Global Tactical Allocation RPM Standard Class
	2014		0.10%	0.80%	10.54	21.31	503,710	6,485,128	3.14%	3.87%	2.48%
	2013		0.10%	0.80%	10.20	20.52	412,126	5,188,052	8.93%	9.70%	2.04%
	2012		0.10%	0.80%	9.34	18.70	458,299	5,713,087	10.26%	11.04%	3.50%
	2011		0.10%	0.80%	8.45	16.84	416,107	4,647,227	-0.58%	0.12%	1.42%
	2010		0.10%	0.80%	8.49	12.05	358,181	4,044,081	7.87%	8.19%	1.36%
LVIP SSgA International Index Standard Class
	2014		0.10%	0.80%	8.91	20.46	1,143,042	11,635,327	-6.59%	-5.94%	4.07%
	2013		0.10%	0.80%	9.54	21.75	349,203	3,629,579	20.02%	20.86%	2.05%
	2012		0.10%	0.80%	7.95	18.00	114,285	925,245	17.19%	18.01%	2.24%
	2011		0.10%	0.80%	6.78	15.25	84,713	580,571	-13.08%	-12.46%	1.04%
	2010		0.10%	0.80%	7.80	7.84	66,839	539,874	6.20%	6.41%	1.52%
LVIP SSgA Large Cap 100 Standard Class
	2014		0.10%	0.80%	12.72	37.06	177,198	2,798,701	15.79%	16.61%	3.76%
	2013		0.10%	0.80%	15.16	31.78	57,226	879,666	34.77%	35.71%	2.75%
	2012		0.10%	0.80%	11.25	23.42	45,855	534,290	11.33%	12.11%	2.04%
	2011		0.10%	0.80%	10.11	20.89	25,007	269,815	1.50%	2.21%	1.74%
	2010		0.10%	0.80%	9.96	10.01	17,363	178,087	18.24%	18.48%	1.35%
LVIP SSgA Moderate Index Allocation Standard Class
	2014		0.10%	0.60%	10.91	14.30	1,013,547	11,795,765	3.79%	4.31%	3.15%
	2013		0.10%	0.60%	13.48	13.71	372,316	4,390,335	11.79%	12.35%	3.31%
	2012		0.10%	0.60%	12.06	12.20	52,503	638,032	11.04%	11.59%	2.38%
	2011		0.10%	0.60%	10.86	10.86	48,523	529,269	-0.83%	-0.83%	0.44%
	2010	11/4/10	0.60%	0.60%	10.95	10.95	14,061	154,000	-0.58%	-0.58%	0.00%
LVIP SSgA Moderate Structured Allocation Standard Class
	2014		0.10%	0.80%	11.04	14.30	1,192,324	13,957,959	4.72%	5.45%	4.79%
	2013		0.10%	0.80%	13.33	13.56	538,956	6,322,477	12.13%	12.69%	6.30%
	2012		0.10%	0.60%	11.89	12.03	111,463	1,328,653	9.88%	10.43%	6.42%
	2011		0.10%	0.60%	10.82	10.82	31,861	345,280	-0.31%	-0.31%	0.26%
	2010	12/9/10	0.60%	0.60%	10.86	10.86	18,752	203,564	1.34%	1.34%	0.00%
LVIP SSgA Moderately Aggressive Index Allocation Standard Class
	2014		0.10%	0.60%	10.97	14.62	1,013,276	12,488,171	3.39%	3.90%	3.14%
	2013		0.10%	0.60%	13.83	14.07	432,059	5,794,569	14.12%	14.69%	1.84%
	2012		0.10%	0.60%	12.12	12.27	277,107	3,359,857	12.18%	12.75%	4.25%
	2011	5/26/11	0.10%	0.60%	10.81	10.88	17,648	190,937	-5.99%	-5.29%	0.09%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class
	2014		0.10%	0.60%	$11.12	$14.86	429,950	$5,798,190	4.65%	5.17%	4.29%
	2013		0.10%	0.60%	13.89	14.13	187,828	2,606,676	14.46%	15.04%	3.02%
	2012		0.10%	0.60%	12.14	12.28	72,975	886,428	10.72%	11.28%	4.18%
	2011	3/1/11	0.10%	0.60%	10.96	11.04	9,890	108,556	-7.38%	3.94%	0.63%
LVIP SSgA S&P 500 Index Standard Class
	2014		0.10%	0.80%	12.40	30.63	3,805,746	55,130,486	12.52%	13.31%	2.54%
	2013		0.10%	0.80%	13.21	27.03	1,387,676	20,995,800	30.95%	31.87%	2.19%
	2012		0.10%	0.80%	10.07	20.50	550,819	6,665,566	14.73%	15.53%	1.02%
	2011		0.10%	0.80%	8.76	17.74	486,720	4,952,338	1.04%	1.75%	1.06%
	2010		0.10%	0.80%	8.65	17.44	333,737	3,336,171	13.81%	14.57%	1.20%
LVIP SSgA Small-Cap Index Standard Class
	2014		0.10%	0.80%	11.50	31.89	544,980	7,847,367	3.84%	4.57%	1.16%
	2013		0.10%	0.80%	14.05	30.49	234,484	3,830,619	36.81%	37.77%	0.96%
	2012		0.10%	0.80%	10.27	22.13	112,939	1,543,601	14.97%	15.78%	0.86%
	2011		0.10%	0.80%	8.93	19.12	72,597	665,480	-5.32%	-4.66%	0.37%
	2010		0.10%	0.80%	9.44	20.05	61,638	619,883	25.18%	26.06%	0.59%
LVIP SSgA Small-Mid Cap 200 Standard Class
	2014		0.10%	0.80%	11.39	39.95	225,924	3,871,090	3.47%	4.20%	4.08%
	2013		0.10%	0.80%	18.46	38.34	132,908	2,452,895	33.42%	34.36%	4.29%
	2012		0.10%	0.80%	13.84	28.54	25,264	424,710	12.92%	13.71%	2.84%
	2011		0.10%	0.80%	12.25	25.09	17,122	274,124	-2.99%	-2.31%	1.92%
	2010		0.10%	0.80%	12.63	25.69	13,516	196,970	26.73%	27.63%	2.39%
LVIP T. Rowe Price Growth Stock Standard Class
	2014		0.10%	0.80%	12.66	31.27	434,922	6,464,597	7.85%	8.60%	0.00%
	2013		0.10%	0.80%	14.96	28.80	155,811	2,636,981	37.94%	38.91%	0.00%
	2012		0.10%	0.80%	10.84	20.73	132,055	1,578,188	17.37%	18.19%	0.00%
	2011		0.10%	0.80%	9.24	17.54	98,310	985,001	-2.44%	-1.75%	0.00%
	2010		0.10%	0.80%	9.47	9.54	46,294	442,852	15.80%	16.03%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class
	2014		0.10%	0.80%	12.23	35.37	246,767	5,159,906	10.70%	11.48%	0.28%
	2013		0.10%	0.80%	15.84	31.73	176,219	3,845,501	33.72%	34.66%	0.00%
	2012		0.10%	0.80%	11.82	23.56	111,776	1,904,704	15.38%	16.19%	0.00%
	2011		0.10%	0.80%	10.23	20.28	89,272	1,353,106	-4.63%	-3.96%	0.00%
	2010		0.10%	0.80%	10.70	18.89	113,563	1,820,880	27.35%	27.73%	0.00%
LVIP Templeton Growth RPM Standard Class
	2014		0.10%	0.80%	10.44	22.72	248,867	2,795,662	-2.77%	-2.09%	1.85%
	2013		0.10%	0.80%	11.24	23.20	117,389	1,428,445	18.97%	19.81%	1.70%
	2012		0.10%	0.80%	9.45	19.37	74,584	762,280	20.25%	21.09%	2.03%
	2011		0.10%	0.80%	7.93	15.99	72,418	605,509	-3.67%	-3.19%	2.41%
	2010		0.10%	0.60%	8.23	8.26	53,048	457,604	5.93%	6.04%	2.45%
LVIP UBS Large Cap Growth RPM Standard Class
	2014		0.10%	0.80%	9.79	24.92	360,983	4,632,237	4.51%	5.24%	0.00%
	2013		0.10%	0.80%	9.37	23.68	304,686	3,779,757	24.50%	25.37%	0.00%
	2012		0.10%	0.80%	7.53	18.88	332,616	3,356,842	15.46%	16.27%	0.00%
	2011		0.10%	0.80%	6.52	16.24	315,344	2,754,242	-6.44%	-5.78%	0.21%
	2010		0.10%	0.80%	6.97	14.91	307,430	2,855,356	10.46%	10.79%	0.71%
LVIP Vanguard Domestic Equity ETF Standard Class
	2014		0.10%	0.80%	12.18	15.90	649,703	8,393,053	11.32%	12.10%	2.92%
	2013		0.10%	0.80%	14.00	14.18	185,568	2,218,935	29.74%	30.39%	4.33%
	2012		0.10%	0.60%	10.79	10.88	3,599	38,914	14.49%	15.05%	2.56%
	2011	7/21/11	0.10%	0.60%	9.42	9.45	969	9,140	-6.69%	12.41%	0.71%
LVIP Vanguard International Equity ETF Standard Class
	2014		0.10%	0.80%	10.23	10.98	543,263	5,663,700	-5.40%	-4.74%	3.19%
	2013		0.10%	0.80%	11.38	11.53	175,573	1,960,144	14.06%	14.63%	3.96%
	2012		0.10%	0.60%	9.97	9.97	59,503	594,027	18.64%	18.64%	5.16%
	2011	9/21/11	0.60%	0.60%	8.41	8.41	18,997	159,728	1.32%	1.32%	0.00%
LVIP VIP Mid Cap RPM Standard Class
	2014	5/23/14	0.10%	0.80%	10.20	10.25	47,320	484,318	-1.22%	2.23%	1.14%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
M Capital Appreciation
	2014		0.50%	0.80%	$18.00	$39.36	43,321	$1,374,406	11.52%	11.86%	0.00%
	2013		0.50%	0.80%	16.11	35.29	51,997	1,461,935	38.10%	38.51%	0.00%
	2012		0.50%	0.80%	11.64	25.55	53,636	1,100,965	16.50%	16.85%	0.34%
	2011		0.50%	0.80%	9.97	21.94	50,561	901,681	-7.96%	-7.69%	0.00%
	2010		0.50%	0.80%	10.81	23.83	45,648	893,186	25.99%	26.37%	0.21%
M International Equity
	2014		0.50%	0.80%	8.40	21.98	114,532	1,930,448	-7.80%	-7.52%	2.41%
	2013		0.50%	0.80%	9.09	23.84	101,245	1,865,489	15.40%	15.74%	2.45%
	2012		0.50%	0.80%	7.86	20.66	95,375	1,528,442	19.72%	20.08%	1.96%
	2011		0.50%	0.80%	6.55	17.26	108,081	1,374,512	-14.25%	-13.99%	3.36%
	2010		0.50%	0.80%	7.63	20.12	93,228	1,401,581	3.77%	4.09%	3.44%
M Large Cap Growth
	2014		0.50%	0.80%	16.46	29.47	54,479	1,319,963	9.33%	9.66%	0.04%
	2013		0.50%	0.80%	15.03	26.95	64,239	1,422,883	35.07%	35.47%	0.57%
	2012		0.50%	0.80%	11.10	19.95	60,839	999,329	18.36%	18.72%	0.05%
	2011		0.50%	0.80%	9.36	16.86	57,472	818,941	-1.59%	-1.30%	0.00%
	2010		0.50%	0.80%	9.49	17.13	55,155	804,498	22.08%	22.45%	0.34%
M Large Cap Value
	2014		0.50%	0.60%	13.74	20.92	40,875	801,852	9.03%	9.14%	1.20%
	2013		0.50%	0.60%	12.60	19.19	40,344	722,108	33.42%	33.55%	2.72%
	2012		0.50%	0.60%	9.44	14.38	45,503	612,157	16.59%	16.70%	0.81%
	2011		0.50%	0.60%	8.10	12.33	51,321	568,970	-4.69%	-4.59%	0.37%
	2010		0.50%	0.60%	8.50	12.94	50,033	586,217	8.62%	8.73%	0.76%
MFS VIT Core Equity Initial Class
	2014		0.60%	0.80%	20.36	25.03	72,450	1,531,765	10.35%	10.57%	0.78%
	2013		0.60%	0.80%	18.45	22.68	75,618	1,453,304	33.53%	33.80%	1.01%
	2012		0.60%	0.80%	13.82	16.98	72,897	1,053,545	15.30%	15.53%	0.79%
	2011		0.60%	0.80%	11.98	14.73	64,128	809,902	-1.81%	-1.61%	0.97%
	2010		0.60%	0.80%	12.20	15.00	66,992	867,299	16.28%	16.51%	1.01%
MFS VIT Growth Initial Class
	2014		0.10%	0.80%	11.52	30.64	808,972	12,434,715	8.08%	8.84%	0.11%
	2013		0.10%	0.80%	10.66	28.15	732,376	10,986,197	35.76%	36.71%	0.24%
	2012		0.10%	0.80%	7.85	20.59	685,964	7,436,312	16.45%	17.27%	0.00%
	2011		0.10%	0.80%	6.74	17.64	698,904	6,423,476	-1.12%	-0.42%	0.19%
	2010		0.10%	0.80%	6.82	17.84	795,737	7,298,040	14.42%	14.65%	0.12%
MFS VIT Total Return Initial Class
	2014		0.10%	0.80%	13.78	23.84	820,820	17,077,890	7.63%	8.39%	1.87%
	2013		0.10%	0.80%	12.78	22.15	904,634	17,572,435	18.10%	18.93%	1.78%
	2012		0.10%	0.80%	10.80	18.75	954,957	15,795,394	10.37%	11.15%	2.75%
	2011		0.10%	0.80%	9.76	16.99	1,038,449	15,646,699	0.96%	1.67%	2.60%
	2010		0.10%	0.80%	9.65	16.83	1,145,886	17,212,524	9.05%	9.38%	2.68%
MFS VIT Utilities Initial Class
	2014		0.10%	0.80%	11.81	50.20	766,066	19,355,533	11.83%	12.62%	2.09%
	2013		0.10%	0.80%	14.11	44.89	626,522	16,243,187	19.56%	20.40%	2.34%
	2012		0.10%	0.80%	11.78	37.55	615,652	13,766,941	12.58%	13.37%	6.75%
	2011		0.10%	0.80%	10.44	33.35	617,025	12,893,297	5.93%	6.68%	3.16%
	2010		0.10%	0.80%	9.83	31.48	616,817	12,318,015	12.90%	13.69%	3.22%
NB AMT Large Cap Value I Class
	2014		0.80%	0.80%	18.65	19.96	102,025	1,998,778	8.98%	8.98%	0.74%
	2013		0.80%	0.80%	17.12	18.31	107,258	1,924,724	30.09%	30.09%	1.17%
	2012		0.80%	0.80%	13.16	14.08	111,711	1,540,113	15.67%	15.67%	0.43%
	2011		0.80%	0.80%	11.37	12.17	112,334	1,338,622	-12.06%	-12.06%	0.00%
	2010		0.80%	0.80%	12.93	13.84	122,824	1,668,236	14.74%	14.74%	0.67%
NB AMT Mid Cap Growth I Class
	2014		0.50%	0.80%	14.96	30.88	966,436	17,181,670	6.72%	7.04%	0.00%
	2013		0.50%	0.80%	14.02	28.94	962,593	16,087,067	31.56%	31.95%	0.00%
	2012		0.50%	0.80%	10.65	21.99	986,237	12,569,086	11.52%	11.85%	0.00%
	2011		0.50%	0.80%	9.55	19.72	1,024,478	11,746,694	-0.33%	-0.03%	0.00%
	2010		0.50%	0.80%	9.58	19.79	1,082,583	12,629,264	28.07%	28.45%	0.00%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
NB AMT Mid Cap Intrinsic Value I Class
	2014		0.50%	0.80%	$17.55	$30.57	147,194	$4,035,915	12.93%	13.27%	1.07%
	2013		0.50%	0.80%	15.50	27.07	156,390	3,795,543	35.96%	36.37%	1.21%
	2012		0.50%	0.80%	11.36	19.91	165,006	2,924,556	14.61%	14.95%	0.64%
	2011		0.50%	0.80%	9.89	17.37	164,695	2,549,969	-7.24%	-6.96%	0.63%
	2010		0.50%	0.80%	10.63	18.73	178,156	2,986,105	25.18%	25.56%	0.70%
PIMCO VIT CommodityRealReturn Strategy Administrative Class
	2014		0.10%	0.80%	7.88	10.60	555,146	5,472,685	-19.08%	-18.51%	0.37%
	2013		0.10%	0.80%	12.59	13.01	358,138	4,554,148	-15.38%	-14.79%	1.66%
	2012		0.10%	0.80%	14.88	15.27	257,164	3,872,910	4.55%	5.29%	2.85%
	2011		0.10%	0.80%	14.24	14.50	218,134	3,126,656	-8.30%	-7.65%	13.51%
	2010		0.10%	0.80%	15.52	15.70	135,686	2,114,205	23.53%	24.40%	16.04%
Putnam VT Global Health Care Class IB
	2014		0.80%	0.80%	24.84	29.72	83,256	2,101,702	26.63%	26.63%	0.25%
	2013		0.80%	0.80%	19.61	23.47	79,887	1,610,658	40.54%	40.54%	0.99%
	2012		0.80%	0.80%	13.96	16.70	64,818	923,364	21.29%	21.29%	1.38%
	2011		0.80%	0.80%	11.51	13.77	32,072	382,452	-1.97%	-1.97%	0.78%
	2010		0.80%	0.80%	11.74	14.05	29,796	363,292	1.65%	1.65%	2.03%
Putnam VT Growth & Income Class IB
	2014		0.80%	0.80%	18.74	21.38	74,963	1,429,997	9.85%	9.85%	1.30%
	2013		0.80%	0.80%	17.06	19.46	83,074	1,439,827	34.60%	34.60%	1.59%
	2012		0.80%	0.80%	12.68	14.46	79,285	1,020,660	18.19%	18.19%	1.53%
	2011		0.80%	0.80%	10.73	12.24	68,817	750,288	-5.40%	-5.40%	1.24%
	2010		0.80%	0.80%	11.34	12.93	67,399	775,888	13.47%	13.47%	1.56%
Templeton Foreign VIP Class 1
	2014		0.80%	0.80%	17.91	17.91	103,368	1,851,642	-11.60%	-11.60%	2.12%
	2013		0.80%	0.80%	20.26	20.26	145,142	2,941,007	22.29%	22.29%	2.51%
	2012		0.80%	0.80%	16.57	16.57	175,504	2,907,989	17.65%	17.65%	3.25%
	2011		0.80%	0.80%	14.08	14.08	197,864	2,786,604	-11.16%	-11.16%	1.92%
	2010		0.80%	0.80%	15.85	15.85	224,642	3,561,118	7.81%	7.81%	1.90%
Templeton Foreign VIP Class 2
	2014		0.80%	0.80%	15.52	16.52	250,096	3,970,045	-11.84%	-11.84%	1.82%
	2013		0.80%	0.80%	17.60	18.74	292,972	5,266,506	21.99%	21.99%	2.38%
	2012		0.80%	0.80%	14.43	15.36	296,158	4,367,947	17.29%	17.29%	2.90%
	2011		0.80%	0.80%	12.30	13.10	299,767	3,766,144	-11.35%	-11.35%	1.72%
	2010		0.80%	0.80%	13.88	14.77	308,504	4,364,676	7.54%	7.54%	1.87%
Templeton Global Bond VIP Class 1
	2014		0.10%	0.80%	17.40	20.54	437,708	7,756,670	1.31%	1.61%	4.97%
	2013		0.50%	0.80%	17.14	20.23	326,714	6,295,985	1.08%	1.38%	4.74%
	2012		0.50%	0.80%	16.93	19.97	363,550	6,970,479	14.39%	14.74%	6.35%
	2011		0.50%	0.80%	14.77	17.43	448,600	7,570,645	-1.40%	-1.10%	5.22%
	2010		0.50%	0.80%	14.95	17.64	379,206	6,495,713	13.79%	14.14%	1.44%
Templeton Growth VIP Class 1
	2014		0.50%	0.80%	13.35	22.78	224,220	4,114,190	-3.31%	-3.02%	1.57%
	2013		0.50%	0.80%	13.76	23.56	223,207	4,253,696	30.00%	30.39%	2.82%
	2012		0.50%	0.80%	10.55	18.12	241,366	3,518,691	20.43%	20.79%	2.30%
	2011		0.50%	0.80%	8.74	15.05	254,043	3,072,858	-7.54%	-7.26%	1.56%
	2010		0.50%	0.80%	9.42	16.27	264,972	3,519,568	6.88%	7.20%	1.58%
Templeton Growth VIP Class 2
	2014		0.80%	0.80%	18.26	21.34	81,749	1,592,780	-3.59%	-3.59%	1.34%
	2013		0.80%	0.80%	18.94	22.14	83,084	1,673,460	29.78%	29.78%	2.73%
	2012		0.80%	0.80%	14.60	17.06	89,982	1,405,878	20.10%	20.10%	2.04%
	2011		0.80%	0.80%	12.15	14.20	100,542	1,310,500	-7.72%	-7.72%	1.41%
	2010		0.80%	0.80%	13.17	15.39	137,780	1,913,820	6.54%	6.54%	1.38%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2014:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
ABVPSF Global Thematic Growth Class A	$261,022	$158,325
ABVPSF Growth and Income Class A	1,388,830	1,278,610
ABVPSF International Value Class A	431,507	427,362
ABVPSF Large Cap Growth Class A	188,682	293,087
ABVPSF Small/Mid Cap Value Class A	4,400,693	2,134,497
American Century VP Inflation Protection Class I	1,020,512	1,965,736
American Funds Global Growth Class 2	5,063,820	858,988
American Funds Global Small Capitalization Class 2	2,005,453	1,209,217
American Funds Growth Class 2	10,109,419	4,651,295
American Funds Growth-Income Class 2	12,583,164	3,372,432
American Funds International Class 2	9,769,329	2,067,627
BlackRock Global Allocation V.I. Class I	19,409,898	6,762,654
ClearBridge Variable Mid Cap Core Class I	432,530	50,769
Delaware VIP Diversified Income Standard Class	5,861,401	2,637,172
Delaware VIP Emerging Markets Standard Class	5,093,777	1,767,881
Delaware VIP High Yield Standard Class	5,486,959	5,100,779
Delaware VIP Limited-Term Diversified Income Standard Class	3,956,071	377,791
Delaware VIP REIT Standard Class	4,941,665	2,717,088
Delaware VIP Small Cap Value Standard Class	5,265,330	2,343,975
Delaware VIP Smid Cap Growth Standard Class	5,781,228	2,524,860
Delaware VIP U.S. Growth Standard Class	3,012,516	1,613,521
Delaware VIP Value Standard Class	5,213,179	3,182,341
Deutsche Alternative Asset Allocation VIP Class A	1,113,910	135,376
Deutsche Equity 500 Index VIP Class A	4,106,146	6,600,630
Deutsche Small Cap Index VIP Class A	716,331	759,296
Fidelity VIP Asset Manager Initial Class	93,226	82,375
Fidelity VIP Contrafund Service Class	9,982,559	3,707,433
Fidelity VIP Equity-Income Initial Class	391,538	207,265
Fidelity VIP Equity-Income Service Class	161,138	593,695
Fidelity VIP Growth Service Class	5,141,603	1,263,868
Fidelity VIP Growth Opportunities Service Class	77,878	200,293

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Fidelity VIP High Income Service Class	$272,621	$390,867
Fidelity VIP Investment Grade Bond Initial Class	275,295	768,077
Fidelity VIP Mid Cap Service Class	4,476,586	797,053
Fidelity VIP Overseas Service Class	1,639,554	509,005
Franklin Income VIP Class 1	5,233,061	1,368,342
Franklin Mutual Shares VIP Class 1	3,958,827	546,985
Franklin Small-Mid Cap Growth VIP Class 1	1,650,083	434,929
Invesco V.I. American Franchise Series I	228,006	1,294,289
Invesco V.I. Core Equity Series I	478,730	1,864,018
Invesco V.I. Diversified Income Series I	60,808	101,041
Invesco V.I. International Growth Series I	712,208	1,491,296
Janus Aspen Balanced Institutional Class	3,563,696	778,490
Janus Aspen Balanced Service Class	198,214	275,204
Janus Aspen Enterprise Service Class	505,777	260,174
Janus Aspen Global Research Institutional Class	450,517	449,567
Janus Aspen Global Research Service Class	51,279	47,137
Janus Aspen Global Technology Service Class	434,187	344,628
LVIP Baron Growth Opportunities Standard Class	263,009	157,133
LVIP Baron Growth Opportunities Service Class	2,836,303	1,183,598
LVIP BlackRock Emerging Markets RPM Standard Class	1,852,625	42,841
LVIP BlackRock Equity Dividend RPM Standard Class	6,669,789	348,616
LVIP BlackRock Inflation Protected Bond Standard Class	1,730,028	301,992
LVIP Capital Growth Standard Class	682,540	405,117
LVIP Clarion Global Real Estate Standard Class	1,303,562	276,762
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	1,194,929	526,731
LVIP Delaware Bond Standard Class	9,471,082	2,350,770
LVIP Delaware Diversified Floating Rate Standard Class	2,403,611	1,576,382
LVIP Delaware Foundation Aggressive Allocation Standard Class	190,144	227,973
LVIP Delaware Growth and Income Standard Class	250,421	110,058
LVIP Delaware Social Awareness Standard Class	2,520,904	394,866
LVIP Delaware Special Opportunities Standard Class	1,911,061	477,700
LVIP Dimensional Non-U.S. Equity RPM Standard Class	1,591,359	237,305
LVIP Dimensional U.S. Equity RPM Standard Class	1,573,038	208,288
LVIP Dimensional/Vanguard Total Bond Standard Class	3,573,331	238,862
LVIP Global Income Standard Class	1,393,811	524,227
LVIP Invesco Diversified Equity Income RPM Standard Class	136,443	463
LVIP JPMorgan High Yield Standard Class	3,278,540	401,779
LVIP JPMorgan Mid Cap Value RPM Standard Class	3,614,978	900,889
LVIP Managed Risk Profile 2010 Standard Class	18,413	386,998
LVIP Managed Risk Profile 2020 Standard Class	59,628	56,050
LVIP Managed Risk Profile 2030 Standard Class	184,753	372,346
LVIP Managed Risk Profile 2040 Standard Class	502,913	168,011
LVIP Managed Risk Profile Conservative Standard Class	2,316,532	808,208
LVIP Managed Risk Profile Growth Standard Class	9,643,784	1,191,550
LVIP Managed Risk Profile Moderate Standard Class	7,256,523	1,984,322
LVIP MFS International Growth Standard Class	2,686,698	192,347
LVIP MFS Value Standard Class	4,134,681	1,062,085
LVIP Mid-Cap Value Standard Class	1,333,752	539,730
LVIP Mondrian International Value Standard Class	1,690,839	1,434,219
LVIP Money Market Standard Class	178,022,063	158,928,459
LVIP SSgA Bond Index Standard Class	1,657,922	705,822
LVIP SSgA Conservative Index Allocation Standard Class	1,789,382	315,974
LVIP SSgA Conservative Structured Allocation Standard Class	3,034,938	1,545,754
LVIP SSgA Developed International 150 Standard Class	3,068,585	261,433
LVIP SSgA Emerging Markets 100 Standard Class	2,575,141	826,555
LVIP SSgA Global Tactical Allocation RPM Standard Class	1,731,745	508,002
LVIP SSgA International Index Standard Class	9,531,277	525,417
LVIP SSgA Large Cap 100 Standard Class	2,482,873	580,966
LVIP SSgA Moderate Index Allocation Standard Class	8,017,926	599,016
LVIP SSgA Moderate Structured Allocation Standard Class	8,510,193	756,087
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	7,059,785	341,386

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	$3,755,773	$559,222
LVIP SSgA S&P 500 Index Standard Class	35,536,445	5,047,613
LVIP SSgA Small-Cap Index Standard Class	4,616,241	729,274
LVIP SSgA Small-Mid Cap 200 Standard Class	2,107,220	587,013
LVIP T. Rowe Price Growth Stock Standard Class	3,877,049	448,815
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	1,655,102	580,360
LVIP Templeton Growth RPM Standard Class	1,608,877	125,321
LVIP UBS Large Cap Growth RPM Standard Class	808,347	188,721
LVIP Vanguard Domestic Equity ETF Standard Class	6,299,662	570,228
LVIP Vanguard International Equity ETF Standard Class	4,767,575	698,591
LVIP VIP Mid Cap RPM Standard Class	506,401	13,735
M Capital Appreciation	231,750	343,330
M International Equity	316,729	61,739
M Large Cap Growth	204,873	262,159
M Large Cap Value	132,969	29,055
MFS VIT Core Equity Initial Class	83,886	146,510
MFS VIT Growth Initial Class	2,802,566	1,562,428
MFS VIT Total Return Initial Class	1,234,929	2,344,370
MFS VIT Utilities Initial Class	3,973,968	1,901,543
NB AMT Large Cap Value I Class	64,680	172,527
NB AMT Mid Cap Growth I Class	7,350,624	831,090
NB AMT Mid Cap Intrinsic Value I Class	391,294	502,612
PIMCO VIT CommodityRealReturn Strategy Administrative Class	3,006,243	856,441
Putnam VT Global Health Care Class IB	522,667	310,135
Putnam VT Growth & Income Class IB	58,910	200,366
Templeton Foreign VIP Class 1	186,539	978,254
Templeton Foreign VIP Class 2	381,755	1,089,253
Templeton Global Bond VIP Class 1	2,105,269	423,888
Templeton Growth VIP Class 1	244,209	211,482
Templeton Growth VIP Class 2	163,050	176,445

5. Investments

The following is a summary of investments owned at December 31, 2014:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
ABVPSF Global Thematic Growth Class A	54,430	$21.80	$1,186,579	$937,720
ABVPSF Growth and Income Class A	332,708	30.04	9,994,535	7,271,784
ABVPSF International Value Class A	192,745	13.53	2,607,841	2,913,273
ABVPSF Large Cap Growth Class A	47,860	48.83	2,337,022	1,310,274
ABVPSF Small/Mid Cap Value Class A	730,693	21.95	16,038,719	13,480,058
American Century VP Inflation Protection Class I	799,382	10.43	8,337,554	8,739,622
American Funds Global Growth Class 2	647,042	27.30	17,664,248	15,021,497
American Funds Global Small Capitalization Class 2	573,095	25.64	14,694,158	11,554,510
American Funds Growth Class 2	885,426	79.84	70,692,427	49,756,561
American Funds Growth-Income Class 2	1,216,159	52.41	63,738,912	46,481,890
American Funds International Class 2	1,831,560	20.29	37,162,346	33,778,626
BlackRock Global Allocation V.I. Class I	2,390,206	16.23	38,793,036	40,604,353
ClearBridge Variable Mid Cap Core Class I	19,476	18.73	364,785	377,804
Delaware VIP Diversified Income Standard Class	2,235,799	10.84	24,236,058	23,731,118
Delaware VIP Emerging Markets Standard Class	1,189,934	19.54	23,251,312	22,967,430
Delaware VIP High Yield Standard Class	3,164,176	5.67	17,940,879	18,147,940
Delaware VIP Limited-Term Diversified Income Standard Class	727,972	9.87	7,185,083	7,220,386
Delaware VIP REIT Standard Class	1,310,129	15.50	20,307,002	16,074,066
Delaware VIP Small Cap Value Standard Class	688,371	40.23	27,693,156	21,045,225
Delaware VIP Smid Cap Growth Standard Class	765,867	30.20	23,129,173	18,316,225
Delaware VIP U.S. Growth Standard Class	514,325	13.75	7,071,972	5,644,326
Delaware VIP Value Standard Class	829,409	29.24	24,251,906	17,243,275

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Deutsche Alternative Asset Allocation VIP Class A	149,111	$13.88	$2,069,664	$2,048,380
Deutsche Equity 500 Index VIP Class A	2,583,025	20.41	52,719,531	34,455,817
Deutsche Small Cap Index VIP Class A	433,774	17.32	7,512,973	5,529,404
Fidelity VIP Asset Manager Initial Class	56,353	17.15	966,460	840,610
Fidelity VIP Contrafund Service Class	1,517,651	37.23	56,502,141	41,922,930
Fidelity VIP Equity-Income Initial Class	111,609	24.27	2,708,749	2,430,230
Fidelity VIP Equity-Income Service Class	79,493	24.18	1,922,151	1,723,155
Fidelity VIP Growth Service Class	246,096	63.32	15,582,795	10,998,637
Fidelity VIP Growth Opportunities Service Class	60,299	33.46	2,017,606	1,115,996
Fidelity VIP High Income Service Class	395,268	5.49	2,170,020	2,236,860
Fidelity VIP Investment Grade Bond Initial Class	189,206	12.79	2,419,943	2,414,383
Fidelity VIP Mid Cap Service Class	311,741	37.44	11,671,571	10,407,548
Fidelity VIP Overseas Service Class	262,184	18.63	4,884,480	4,755,910
Franklin Income VIP Class 1	825,653	16.48	13,606,764	13,063,431
Franklin Mutual Shares VIP Class 1	329,464	22.91	7,548,031	6,710,908
Franklin Small-Mid Cap Growth VIP Class 1	246,249	24.95	6,143,911	5,146,862
Invesco V.I. American Franchise Series I	191,012	54.88	10,482,766	7,222,649
Invesco V.I. Core Equity Series I	352,875	41.01	14,471,406	9,285,269
Invesco V.I. Diversified Income Series I	89,563	6.39	572,310	595,242
Invesco V.I. International Growth Series I	160,870	34.87	5,609,533	4,221,467
Janus Aspen Balanced Institutional Class	443,305	31.43	13,933,066	12,075,403
Janus Aspen Balanced Service Class	73,006	32.97	2,407,019	2,009,368
Janus Aspen Enterprise Service Class	41,452	59.26	2,456,472	1,497,119
Janus Aspen Global Research Institutional Class	213,904	41.45	8,866,312	6,207,178
Janus Aspen Global Research Service Class	52,425	40.77	2,137,361	1,378,668
Janus Aspen Global Technology Service Class	539,011	8.56	4,613,929	2,673,649
LVIP Baron Growth Opportunities Standard Class	12,470	47.82	596,312	506,835
LVIP Baron Growth Opportunities Service Class	243,684	47.03	11,461,423	8,698,979
LVIP BlackRock Emerging Markets RPM Standard Class	204,113	9.35	1,907,641	2,061,898
LVIP BlackRock Equity Dividend RPM Standard Class	855,267	17.81	15,228,034	14,148,914
LVIP BlackRock Inflation Protected Bond Standard Class	411,277	10.35	4,256,717	4,430,841
LVIP Capital Growth Standard Class	38,436	41.89	1,610,224	1,217,771
LVIP Clarion Global Real Estate Standard Class	399,813	9.73	3,890,981	3,290,248
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	276,712	12.64	3,497,359	3,321,000
LVIP Delaware Bond Standard Class	3,867,911	13.90	53,775,561	52,525,624
LVIP Delaware Diversified Floating Rate Standard Class	419,657	10.06	4,220,495	4,272,434
LVIP Delaware Foundation Aggressive Allocation Standard Class	228,051	15.93	3,633,082	2,990,186
LVIP Delaware Growth and Income Standard Class	23,724	44.35	1,052,223	808,398
LVIP Delaware Social Awareness Standard Class	73,410	46.22	3,392,936	3,087,564
LVIP Delaware Special Opportunities Standard Class	68,480	41.90	2,869,584	2,754,435
LVIP Dimensional Non-U.S. Equity RPM Standard Class	245,117	9.40	2,304,837	2,431,964
LVIP Dimensional U.S. Equity RPM Standard Class	243,923	14.16	3,453,219	3,100,451
LVIP Dimensional/Vanguard Total Bond Standard Class	472,883	10.52	4,973,784	4,964,033
LVIP Global Income Standard Class	273,122	11.56	3,156,196	3,173,700
LVIP Invesco Diversified Equity Income RPM Standard Class	12,946	10.34	133,870	135,979
LVIP JPMorgan High Yield Standard Class	491,647	11.08	5,448,431	5,607,340
LVIP JPMorgan Mid Cap Value RPM Standard Class	295,648	15.62	4,618,616	4,174,292
LVIP Managed Risk Profile 2010 Standard Class	23,064	12.45	287,106	225,884
LVIP Managed Risk Profile 2020 Standard Class	83,025	12.11	1,005,435	801,973
LVIP Managed Risk Profile 2030 Standard Class	131,655	12.17	1,602,772	1,320,424
LVIP Managed Risk Profile 2040 Standard Class	120,130	11.66	1,400,236	1,163,961
LVIP Managed Risk Profile Conservative Standard Class	505,910	13.94	7,054,404	6,462,390
LVIP Managed Risk Profile Growth Standard Class	2,273,976	13.47	30,639,550	28,053,907
LVIP Managed Risk Profile Moderate Standard Class	2,677,300	14.11	37,774,026	33,796,041
LVIP MFS International Growth Standard Class	361,609	13.69	4,951,877	5,007,144
LVIP MFS Value Standard Class	311,135	37.27	11,595,387	9,120,819
LVIP Mid-Cap Value Standard Class	144,945	22.96	3,328,518	2,667,625
LVIP Mondrian International Value Standard Class	544,573	16.94	9,226,157	9,202,605
LVIP Money Market Standard Class	7,161,700	10.00	71,617,000	71,616,995
LVIP SSgA Bond Index Standard Class	327,114	11.43	3,737,282	3,712,257
LVIP SSgA Conservative Index Allocation Standard Class	344,212	12.26	4,220,036	4,128,584

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP SSgA Conservative Structured Allocation Standard Class	242,726	$11.88	$2,882,857	$2,866,807
LVIP SSgA Developed International 150 Standard Class	363,455	9.08	3,299,080	3,487,411
LVIP SSgA Emerging Markets 100 Standard Class	526,074	9.29	4,886,179	5,294,026
LVIP SSgA Global Tactical Allocation RPM Standard Class	541,383	11.98	6,485,228	6,183,937
LVIP SSgA International Index Standard Class	1,340,481	8.66	11,604,543	12,308,041
LVIP SSgA Large Cap 100 Standard Class	175,784	15.95	2,804,464	2,656,613
LVIP SSgA Moderate Index Allocation Standard Class	896,416	13.16	11,795,938	11,641,784
LVIP SSgA Moderate Structured Allocation Standard Class	1,103,413	12.65	13,958,171	13,943,678
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	933,361	13.38	12,488,376	11,962,604
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	446,873	12.95	5,784,773	5,645,084
LVIP SSgA S&P 500 Index Standard Class	3,762,313	14.65	55,121,647	48,763,807
LVIP SSgA Small-Cap Index Standard Class	290,132	26.99	7,830,668	7,044,709
LVIP SSgA Small-Mid Cap 200 Standard Class	259,488	14.91	3,868,448	3,827,269
LVIP T. Rowe Price Growth Stock Standard Class	207,162	31.18	6,459,298	5,394,047
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	233,148	22.08	5,147,671	4,047,343
LVIP Templeton Growth RPM Standard Class	85,118	32.85	2,795,706	2,689,302
LVIP UBS Large Cap Growth RPM Standard Class	148,777	31.14	4,632,321	3,362,349
LVIP Vanguard Domestic Equity ETF Standard Class	569,107	14.75	8,393,185	7,873,028
LVIP Vanguard International Equity ETF Standard Class	590,285	9.60	5,663,786	6,012,837
LVIP VIP Mid Cap RPM Standard Class	47,141	10.27	484,322	492,567
M Capital Appreciation	45,481	30.22	1,374,432	1,106,221
M International Equity	161,818	11.93	1,930,485	2,143,594
M Large Cap Growth	55,114	23.95	1,319,987	976,303
M Large Cap Value	60,020	13.36	801,865	647,831
MFS VIT Core Equity Initial Class	58,893	26.01	1,531,799	872,812
MFS VIT Growth Initial Class	312,693	39.75	12,429,566	8,684,453
MFS VIT Total Return Initial Class	702,519	24.31	17,078,246	13,585,462
MFS VIT Utilities Initial Class	569,718	33.96	19,347,637	15,262,053
NB AMT Large Cap Value I Class	121,954	16.39	1,998,822	1,622,440
NB AMT Mid Cap Growth I Class	694,236	24.50	17,008,790	14,728,667
NB AMT Mid Cap Intrinsic Value I Class	225,853	17.87	4,035,996	3,055,359
PIMCO VIT CommodityRealReturn Strategy Administrative Class	1,126,613	4.86	5,475,341	7,548,470
Putnam VT Global Health Care Class IB	104,148	20.17	2,100,664	1,481,064
Putnam VT Growth & Income Class IB	54,748	26.12	1,430,029	967,124
Templeton Foreign VIP Class 1	120,709	15.34	1,851,683	1,793,046
Templeton Foreign VIP Class 2	263,796	15.05	3,970,132	3,708,288
Templeton Global Bond VIP Class 1	417,922	18.56	7,756,636	7,801,516
Templeton Growth VIP Class 1	277,055	14.85	4,114,270	3,487,698
Templeton Growth VIP Class 2	109,022	14.61	1,592,815	1,277,807

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2014, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
ABVPSF Global Thematic Growth Class A	20,427	(12,557)	7,870
ABVPSF Growth and Income Class A	63,992	(60,862)	3,130
ABVPSF International Value Class A	41,073	(45,199)	(4,126)
ABVPSF Large Cap Growth Class A	10,259	(15,209)	(4,950)
ABVPSF Small/Mid Cap Value Class A	189,119	(112,957)	76,162
American Century VP Inflation Protection Class I	49,785	(134,503)	(84,718)
American Funds Global Growth Class 2	228,275	(44,579)	183,696
American Funds Global Small Capitalization Class 2	136,559	(65,203)	71,356
American Funds Growth Class 2	535,336	(271,092)	264,244
American Funds Growth-Income Class 2	675,431	(183,437)	491,994
American Funds International Class 2	736,794	(153,499)	583,295
BlackRock Global Allocation V.I. Class I	1,266,572	(468,514)	798,058
ClearBridge Variable Mid Cap Core Class I	39,476	(5,173)	34,303
Delaware VIP Diversified Income Standard Class	399,419	(179,789)	219,630

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Delaware VIP Emerging Markets Standard Class	397,564	(106,194)	291,370
Delaware VIP High Yield Standard Class	151,199	(194,755)	(43,556)
Delaware VIP Limited-Term Diversified Income Standard Class	321,191	(31,069)	290,122
Delaware VIP REIT Standard Class	274,637	(116,110)	158,527
Delaware VIP Small Cap Value Standard Class	238,097	(83,899)	154,198
Delaware VIP Smid Cap Growth Standard Class	302,058	(135,131)	166,927
Delaware VIP U.S. Growth Standard Class	176,944	(93,471)	83,473
Delaware VIP Value Standard Class	344,673	(165,910)	178,763
Deutsche Alternative Asset Allocation VIP Class A	96,601	(10,089)	86,512
Deutsche Equity 500 Index VIP Class A	90,552	(376,651)	(286,099)
Deutsche Small Cap Index VIP Class A	12,033	(30,570)	(18,537)
Fidelity VIP Asset Manager Initial Class	1,799	(3,882)	(2,083)
Fidelity VIP Contrafund Service Class	645,634	(181,713)	463,921
Fidelity VIP Equity-Income Initial Class	13,792	(8,917)	4,875
Fidelity VIP Equity-Income Service Class	4,171	(26,315)	(22,144)
Fidelity VIP Growth Service Class	382,044	(89,237)	292,807
Fidelity VIP Growth Opportunities Service Class	5,631	(13,399)	(7,768)
Fidelity VIP High Income Service Class	8,878	(22,229)	(13,351)
Fidelity VIP Investment Grade Bond Initial Class	11,061	(36,024)	(24,963)
Fidelity VIP Mid Cap Service Class	324,358	(43,451)	280,907
Fidelity VIP Overseas Service Class	81,626	(26,231)	55,395
Franklin Income VIP Class 1	353,127	(71,992)	281,135
Franklin Mutual Shares VIP Class 1	245,992	(35,781)	210,211
Franklin Small-Mid Cap Growth VIP Class 1	28,859	(19,437)	9,422
Invesco V.I. American Franchise Series I	31,899	(121,033)	(89,134)
Invesco V.I. Core Equity Series I	23,948	(132,776)	(108,828)
Invesco V.I. Diversified Income Series I	2,289	(6,710)	(4,421)
Invesco V.I. International Growth Series I	55,541	(87,238)	(31,697)
Janus Aspen Balanced Institutional Class	129,465	(32,339)	97,126
Janus Aspen Balanced Service Class	4,753	(11,748)	(6,995)
Janus Aspen Enterprise Service Class	12,564	(8,568)	3,996
Janus Aspen Global Research Institutional Class	52,617	(39,101)	13,516
Janus Aspen Global Research Service Class	2,144	(2,113)	31
Janus Aspen Global Technology Service Class	33,659	(39,468)	(5,809)
LVIP Baron Growth Opportunities Standard Class	10,687	(6,284)	4,403
LVIP Baron Growth Opportunities Service Class	191,463	(55,768)	135,695
LVIP BlackRock Emerging Markets RPM Standard Class	179,383	(3,702)	175,681
LVIP BlackRock Equity Dividend RPM Standard Class	568,556	(22,362)	546,194
LVIP BlackRock Inflation Protected Bond Standard Class	157,391	(26,221)	131,170
LVIP Capital Growth Standard Class	42,787	(25,691)	17,096
LVIP Clarion Global Real Estate Standard Class	104,488	(27,200)	77,288
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	101,331	(46,767)	54,564
LVIP Delaware Bond Standard Class	567,234	(113,518)	453,716
LVIP Delaware Diversified Floating Rate Standard Class	230,248	(148,122)	82,126
LVIP Delaware Foundation Aggressive Allocation Standard Class	7,066	(11,638)	(4,572)
LVIP Delaware Growth and Income Standard Class	10,050	(6,099)	3,951
LVIP Delaware Social Awareness Standard Class	190,763	(25,126)	165,637
LVIP Delaware Special Opportunities Standard Class	138,974	(32,552)	106,422
LVIP Dimensional Non-U.S. Equity RPM Standard Class	147,036	(20,669)	126,367
LVIP Dimensional U.S. Equity RPM Standard Class	136,049	(14,855)	121,194
LVIP Dimensional/Vanguard Total Bond Standard Class	339,851	(21,667)	318,184
LVIP Global Income Standard Class	117,729	(42,077)	75,652
LVIP Invesco Diversified Equity Income RPM Standard Class	12,973	(35)	12,938
LVIP JPMorgan High Yield Standard Class	242,292	(30,746)	211,546
LVIP JPMorgan Mid Cap Value RPM Standard Class	293,432	(65,428)	228,004
LVIP Managed Risk Profile 2010 Standard Class	996	(29,720)	(28,724)
LVIP Managed Risk Profile 2020 Standard Class	3,193	(3,974)	(781)
LVIP Managed Risk Profile 2030 Standard Class	12,065	(29,283)	(17,218)
LVIP Managed Risk Profile 2040 Standard Class	40,610	(13,454)	27,156
LVIP Managed Risk Profile Conservative Standard Class	183,720	(52,993)	130,727
LVIP Managed Risk Profile Growth Standard Class	766,579	(81,273)	685,306
LVIP Managed Risk Profile Moderate Standard Class	530,852	(133,309)	397,543

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP MFS International Growth Standard Class	227,788	(17,730)	210,058
LVIP MFS Value Standard Class	284,689	(71,820)	212,869
LVIP Mid-Cap Value Standard Class	101,257	(39,113)	62,144
LVIP Mondrian International Value Standard Class	103,420	(80,718)	22,702
LVIP Money Market Standard Class	18,814,996	(15,872,987)	2,942,009
LVIP SSgA Bond Index Standard Class	142,950	(58,654)	84,296
LVIP SSgA Conservative Index Allocation Standard Class	158,037	(23,888)	134,149
LVIP SSgA Conservative Structured Allocation Standard Class	267,365	(134,468)	132,897
LVIP SSgA Developed International 150 Standard Class	236,910	(23,348)	213,562
LVIP SSgA Emerging Markets 100 Standard Class	206,483	(59,841)	146,642
LVIP SSgA Global Tactical Allocation RPM Standard Class	127,233	(35,649)	91,584
LVIP SSgA International Index Standard Class	845,966	(52,127)	793,839
LVIP SSgA Large Cap 100 Standard Class	156,377	(36,405)	119,972
LVIP SSgA Moderate Index Allocation Standard Class	691,909	(50,678)	641,231
LVIP SSgA Moderate Structured Allocation Standard Class	715,896	(62,528)	653,368
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	604,542	(23,325)	581,217
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	280,245	(38,123)	242,122
LVIP SSgA S&P 500 Index Standard Class	2,817,107	(399,037)	2,418,070
LVIP SSgA Small-Cap Index Standard Class	360,379	(49,883)	310,496
LVIP SSgA Small-Mid Cap 200 Standard Class	124,578	(31,562)	93,016
LVIP T. Rowe Price Growth Stock Standard Class	308,152	(29,041)	279,111
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	96,644	(26,096)	70,548
LVIP Templeton Growth RPM Standard Class	141,166	(9,688)	131,478
LVIP UBS Large Cap Growth RPM Standard Class	69,553	(13,256)	56,297
LVIP Vanguard Domestic Equity ETF Standard Class	505,687	(41,552)	464,135
LVIP Vanguard International Equity ETF Standard Class	425,967	(58,277)	367,690
LVIP VIP Mid Cap RPM Standard Class	48,587	(1,267)	47,320
M Capital Appreciation	3,448	(12,124)	(8,676)
M International Equity	16,319	(3,032)	13,287
M Large Cap Growth	1,780	(11,540)	(9,760)
M Large Cap Value	1,944	(1,413)	531
MFS VIT Core Equity Initial Class	3,619	(6,787)	(3,168)
MFS VIT Growth Initial Class	151,026	(74,430)	76,596
MFS VIT Total Return Initial Class	27,934	(111,748)	(83,814)
MFS VIT Utilities Initial Class	202,438	(62,894)	139,544
NB AMT Large Cap Value I Class	2,781	(8,014)	(5,233)
NB AMT Mid Cap Growth I Class	48,781	(44,938)	3,843
NB AMT Mid Cap Intrinsic Value I Class	9,223	(18,419)	(9,196)
PIMCO VIT CommodityRealReturn Strategy Administrative Class	265,348	(68,340)	197,008
Putnam VT Global Health Care Class IB	15,971	(12,602)	3,369
Putnam VT Growth & Income Class IB	2,203	(10,314)	(8,111)
Templeton Foreign VIP Class 1	7,201	(48,975)	(41,774)
Templeton Foreign VIP Class 2	18,435	(61,311)	(42,876)
Templeton Global Bond VIP Class 1	133,630	(22,636)	110,994
Templeton Growth VIP Class 1	10,732	(9,719)	1,013
Templeton Growth VIP Class 2	7,103	(8,438)	(1,335)

The change in units outstanding for the year ended December 31, 2013, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
ABVPSF Global Thematic Growth Class A	16,991	(37,650)	(20,659)
ABVPSF Growth and Income Class A	40,924	(73,109)	(32,185)
ABVPSF International Value Class A	22,437	(73,700)	(51,263)
ABVPSF Large Cap Growth Class A	5,125	(7,559)	(2,434)
ABVPSF Small/Mid Cap Value Class A	166,988	(89,684)	77,304
American Century VP Inflation Protection Class I	134,518	(123,536)	10,982
American Funds Global Growth Class 2	149,196	(51,220)	97,976
American Funds Global Small Capitalization Class 2	77,838	(64,514)	13,324
American Funds Growth Class 2	191,485	(242,206)	(50,721)
American Funds Growth-Income Class 2	257,565	(185,254)	72,311
American Funds International Class 2	373,649	(187,227)	186,422

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
BlackRock Global Allocation V.I. Class I	1,156,662	(129,309)	1,027,353
Delaware VIP Diversified Income Standard Class	459,582	(289,880)	169,702
Delaware VIP Emerging Markets Standard Class	318,908	(103,414)	215,494
Delaware VIP High Yield Standard Class	178,572	(118,177)	60,395
Delaware VIP Limited-Term Diversified Income Standard Class	156,420	(80,436)	75,984
Delaware VIP REIT Standard Class	168,065	(45,288)	122,777
Delaware VIP Small Cap Value Standard Class	101,085	(109,333)	(8,248)
Delaware VIP Smid Cap Growth Standard Class	180,550	(90,402)	90,148
Delaware VIP U.S. Growth Standard Class	101,922	(24,585)	77,337
Delaware VIP Value Standard Class	187,885	(79,958)	107,927
Deutsche Alternative Asset Allocation VIP Class A	31,916	(8,985)	22,931
Deutsche Equity 500 Index VIP Class A	222,926	(345,912)	(122,986)
Deutsche Small Cap Index VIP Class A	40,257	(34,266)	5,991
Fidelity VIP Asset Manager Initial Class	6,310	(5,756)	554
Fidelity VIP Contrafund Service Class	569,053	(348,086)	220,967
Fidelity VIP Equity-Income Initial Class	3,890	(14,797)	(10,907)
Fidelity VIP Equity-Income Service Class	3,660	(10,343)	(6,683)
Fidelity VIP Growth Service Class	118,039	(56,854)	61,185
Fidelity VIP Growth Opportunities Service Class	12,514	(14,929)	(2,415)
Fidelity VIP High Income Service Class	9,299	(9,288)	11
Fidelity VIP Investment Grade Bond Initial Class	11,655	(34,906)	(23,251)
Fidelity VIP Mid Cap Service Class	120,440	(46,642)	73,798
Fidelity VIP Overseas Service Class	30,059	(41,618)	(11,559)
Franklin Income VIP Class 1	392,394	(87,838)	304,556
Franklin Mutual Shares VIP Class 1	49,364	(28,286)	21,078
Franklin Small-Mid Cap Growth VIP Class 1	14,804	(28,538)	(13,734)
Invesco V.I. American Franchise Series I	79,700	(169,771)	(90,071)
Invesco V.I. Core Equity Series I	27,387	(108,829)	(81,442)
Invesco V.I. Diversified Income Series I	5,752	(5,368)	384
Invesco V.I. International Growth Series I	30,686	(74,572)	(43,886)
Janus Aspen Balanced Institutional Class	32,003	(42,884)	(10,881)
Janus Aspen Balanced Service Class	3,156	(8,594)	(5,438)
Janus Aspen Enterprise Service Class	2,448	(10,695)	(8,247)
Janus Aspen Global Research Institutional Class	34,163	(77,812)	(43,649)
Janus Aspen Global Research Service Class	2,231	(13,768)	(11,537)
Janus Aspen Global Technology Service Class	30,237	(42,151)	(11,914)
LVIP Baron Growth Opportunities Standard Class	11,531	(2,463)	9,068
LVIP Baron Growth Opportunities Service Class	128,787	(36,825)	91,962
LVIP BlackRock Emerging Markets RPM Standard Class	25,910	(158)	25,752
LVIP BlackRock Equity Dividend RPM Standard Class	600,061	(193,363)	406,698
LVIP BlackRock Inflation Protected Bond Standard Class	165,804	(62,201)	103,603
LVIP Capital Growth Standard Class	31,327	(16,960)	14,367
LVIP Clarion Global Real Estate Standard Class	89,452	(39,177)	50,275
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	167,561	(7,889)	159,672
LVIP Delaware Bond Standard Class	292,517	(560,062)	(267,545)
LVIP Delaware Diversified Floating Rate Standard Class	307,212	(77,530)	229,682
LVIP Delaware Foundation Aggressive Allocation Standard Class	25,084	(7,032)	18,052
LVIP Delaware Growth and Income Standard Class	2,710	(15,719)	(13,009)
LVIP Delaware Social Awareness Standard Class	16,042	(6,480)	9,562
LVIP Delaware Special Opportunities Standard Class	47,655	(12,457)	35,198
LVIP Dimensional Non-U.S. Equity RPM Standard Class	75,186	(9,848)	65,338
LVIP Dimensional U.S. Equity RPM Standard Class	121,670	(32,374)	89,296
LVIP Dimensional/Vanguard Total Bond Standard Class	123,301	(327,792)	(204,491)
LVIP Global Income Standard Class	110,371	(150,715)	(40,344)
LVIP JPMorgan High Yield Standard Class	147,766	(27,099)	120,667
LVIP JPMorgan Mid Cap Value RPM Standard Class	78,547	(31,018)	47,529
LVIP Managed Risk Profile 2010 Standard Class	1,690	(4,520)	(2,830)
LVIP Managed Risk Profile 2020 Standard Class	3,304	(5,216)	(1,912)
LVIP Managed Risk Profile 2030 Standard Class	34,237	(5,707)	28,530
LVIP Managed Risk Profile 2040 Standard Class	5,441	(15,460)	(10,019)
LVIP Managed Risk Profile Conservative Standard Class	123,530	(104,388)	19,142
LVIP Managed Risk Profile Growth Standard Class	409,670	(129,833)	279,837

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Managed Risk Profile Moderate Standard Class	918,598	(181,277)	737,321
LVIP MFS International Growth Standard Class	282,695	(153,589)	129,106
LVIP MFS Value Standard Class	178,904	(59,672)	119,232
LVIP Mid-Cap Value Standard Class	99,640	(9,830)	89,810
LVIP Mondrian International Value Standard Class	100,361	(46,787)	53,574
LVIP Money Market Standard Class	7,230,806	(6,574,630)	656,176
LVIP SSgA Bond Index Standard Class	174,747	(59,817)	114,930
LVIP SSgA Conservative Index Allocation Standard Class	213,308	(2,049)	211,259
LVIP SSgA Conservative Structured Allocation Standard Class	113,261	(190)	113,071
LVIP SSgA Developed International 150 Standard Class	52,962	(2,870)	50,092
LVIP SSgA Emerging Markets 100 Standard Class	157,917	(51,772)	106,145
LVIP SSgA Global Tactical Allocation RPM Standard Class	149,512	(195,685)	(46,173)
LVIP SSgA International Index Standard Class	448,871	(213,953)	234,918
LVIP SSgA Large Cap 100 Standard Class	38,831	(27,460)	11,371
LVIP SSgA Moderate Index Allocation Standard Class	326,944	(7,131)	319,813
LVIP SSgA Moderate Structured Allocation Standard Class	466,001	(38,508)	427,493
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	197,992	(43,040)	154,952
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	126,903	(12,050)	114,853
LVIP SSgA S&P 500 Index Standard Class	1,008,806	(171,949)	836,857
LVIP SSgA Small-Cap Index Standard Class	161,898	(40,353)	121,545
LVIP SSgA Small-Mid Cap 200 Standard Class	114,817	(7,173)	107,644
LVIP T. Rowe Price Growth Stock Standard Class	59,937	(36,181)	23,756
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	77,927	(13,484)	64,443
LVIP Templeton Growth RPM Standard Class	50,992	(8,187)	42,805
LVIP UBS Large Cap Growth RPM Standard Class	33,252	(61,182)	(27,930)
LVIP Vanguard Domestic Equity ETF Standard Class	190,190	(8,221)	181,969
LVIP Vanguard International Equity ETF Standard Class	163,274	(47,204)	116,070
M Capital Appreciation	4,688	(6,327)	(1,639)
M International Equity	15,012	(9,142)	5,870
M Large Cap Growth	6,653	(3,253)	3,400
M Large Cap Value	1,351	(6,510)	(5,159)
MFS VIT Core Equity Initial Class	7,610	(4,889)	2,721
MFS VIT Growth Initial Class	130,017	(83,605)	46,412
MFS VIT Total Return Initial Class	49,588	(99,911)	(50,323)
MFS VIT Utilities Initial Class	66,012	(55,142)	10,870
NB AMT Large Cap Value I Class	6,943	(11,396)	(4,453)
NB AMT Mid Cap Growth I Class	36,687	(60,331)	(23,644)
NB AMT Mid Cap Intrinsic Value I Class	6,445	(15,061)	(8,616)
PIMCO VIT CommodityRealReturn Strategy Administrative Class	169,537	(68,563)	100,974
Putnam VT Global Health Care Class IB	23,051	(7,982)	15,069
Putnam VT Growth & Income Class IB	8,654	(4,865)	3,789
Templeton Foreign VIP Class 1	6,386	(36,748)	(30,362)
Templeton Foreign VIP Class 2	31,495	(34,681)	(3,186)
Templeton Global Bond VIP Class 1	38,302	(75,138)	(36,836)
Templeton Growth VIP Class 1	5,843	(24,002)	(18,159)
Templeton Growth VIP Class 2	5,595	(12,493)	(6,898)

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Flexible Premium Variable Life Account R

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account R ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2014, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account R at December 31, 2014, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
April 1, 2015

PART C - OTHER INFORMATION
Item 26. EXHIBITS
(a)	Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account.(1)
(b)	Not applicable.
(c)	(1)	Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc.(5) and an Amendments(7)
(d)	(1)	Policy Form LN697(11)
(2)	Enhanced Surrender Value Rider—Policy Form LR541(12)
(3)	Supplemental Survivorship Term Insurance Rider (Estate Protection Rider)—Policy Form LR628 (6)
(4)	No-Lapse Enhancement Rider—Policy Form LR627 (6)
(5)	Premium Reserve Rider—Policy Form LR543(12)
(6)	Overloan Protection Rider—LR540.(9)
(e)	Application—Form LFF06399(12)
(f)	(1)	Articles of Incorporation of The National Lincoln Life Insurance Company.(4)
(2)	Bylaws of The National Lincoln Life Insurance Company.(8)
(g)	Form of Reinsurance Contracts.(10)
(h)	Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:
(1)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(13)
(2)	AllianceBernstein Variable Products Series Fund, Inc.(3)
(3)	American Funds Insurance Series(3)
(4)	BlackRock Variable Series Funds, Inc (14)
(5)	Delaware VIP Trust(3)
(6)	Deutsche Variable Series II (formerly DWS Variable Series II) (3)
(7)	Fidelity Variable Insurance Products(3)
(8)	Franklin Templeton Variable Insurance Products Trust(3)
(9)	JPMorgan Insurance Trust(3)
(10)	Legg Mason Partners Variable Equity Trust(3)
(11)	Lincoln Variable Insurance Products Trust(3)
(12)	MFS Variable Insurance Trust(3)
(13)	PIMCO Variable Insurance Trust(3)
(i)	Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(2)
(j)	Not applicable.
(k)	Opinion and Consent of John L. Reizian, Esquire
(l)	Not Applicable.
(m)	Not Applicable.
(n)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(o)	Not applicable.
(p)	Not applicable.

(q)	Compliance Procedures(3).

(1)	Incorporated by reference to Registrant's Registration Statement on Form S-6 (File No. 333-43107) filed on December 23, 1997.
(2)	Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(3)	Incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(4)	Incorporated by reference to Registration Statement on Form N-4 (File No. 333-04999) filed on September 24, 1996.
(5)	Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.
(6)	Incorporated by reference to Registration Statement on Form N-6 (File No. 333-188891) filed on May 28, 2013.
(7)	(a)	Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.
(b)	Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(c)	Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(d)	Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(8)	Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(9)	Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-118478) filed on April 6, 2006.
(10)	Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.
(11)	Incorporated by reference to Registration Statement on Form N-6 (File No. 333-145235) filed on August 8, 2007.
(12)	Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on July 31, 2007.
(13)	Incorporated by reference to Poste-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(14)	Incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.
Item 27. Directors and Officers of the Depositor
Name	Positions and Offices with Depositor
Dennis R. Glass**	President and Director
Mark E. Konen**	Executive Vice President and Director
Keith J. Ryan*	Vice President and Director
Jeffrey D. Coutts**	Senior Vice President and Treasurer
Charles A. Brawley, III**	Senior Vice President, Associate General Counsel and Secretary
Ellen G. Cooper***	Executive Vice President, Chief Investment Officer and Director
Randal Freitag**	Executive Vice President, Chief Financial Officer and Director
*	Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506
**	Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087
***	Principal business address is 100 North Greene Street, Greensboro, NC 27401
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (Incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.)
Item 29. Indemnification
(a)	Brief description of indemnification provisions:

In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
(b)	Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a)	Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.
(b)	Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter
Wilford H. Fuller*	President, Chief Executive Officer and Director
Patrick J. Caulfield**	Vice President and Chief Compliance Officer, Senior Counsel
Carl R. Pawsat***	Interim Financial and Operation Principal
Nancy A. Smith*	Secretary
Elizabeth M. O’Brien*	Senior Vice President and Director
Jeffrey D. Coutts*	Senior Vice President, Treasurer
Thomas O'Neill*	Senior Vice President, Chief Operating Officer, and Director
*	Principal Business address is 150 N. Radnor Chester Road, Radnor, PA 19087
**	Principal Business address is 350 Church Street, Hartford, CT 06103
***	Principal business address is 100 North Greene Street, Greensboro, NC 27401
(c)	N/A
Item 31. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.

Item 32. Management Services
Not Applicable.
Item 33. Fee Representation
Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Lincoln Life Flexible Premium Variable Life Account R, has duly caused this Post-Effective Amendment No 3 to the Initial Registration Statement on Form N-6 (File No. 333-188891; 811-08579; 333-188891; CIK: 0001051932) to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 2nd day of April, 2015.

Lincoln Life Flexible Premium Variable Life Account M
(Registrant)

By	/s/ Joshua Durand
Joshua Durand
Vice President
The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company
(Depositor)

By	/s/ Joshua Durand
Joshua Durand
Vice President

Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, this Post-Effective Amendment No. 3 to the Initial Registration Statement on Form N-6 (File No. : 333-188891; 811-08579; 333-188891; CIK: 0001051932) has been signed below on April 2, 2015, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

	Signature	Title

	/s/ Dennis R. Glass *	President and Director
Dennis R. Glass

	/s/ Ellen G. Cooper *	Executive Vice President, Chief Investment Officer
Ellen G. Cooper

	/s/ Randal J. Freitag *	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

	/s/ Mark E. Konen *	Executive Vice President and Director
Mark E. Konen

	/s/ Keith J. Ryan *	Vice President and Director
Keith J. Ryan

* By	/s/ John L. Reizian
John L. Reizian
Attorney-in-Fact, pursuant to a Power-
of-Attorney filed with this Registration
Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, Eric S. Levy, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber,  individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Lincoln Life Flexible Premium Variable Life Account D: File No. 033-00417; 811-04592

Lincoln Life Flexible Premium Variable Life Account F: File No. 033-14692, 333-40745; 811-05164

Lincoln Life Flexible Premium Variable Life Account G: File No. 033-22740; 811-05585

Lincoln Life Flexible Premium Variable Life Account J: File No. 033-76434; 811-08410

Lincoln Life Flexible Premium Variable Life Account K: File No. 033-76432; 811-08412

Lincoln Life Flexible Premium Variable Life Account M: File No. 333-82663, 333-84360, 333-42479, 333-54338, 333-84370, 333-63940, 333-111137, 333-111128, 333-118478, 333-118477, 333-145090, 333-139960, 333-146507; 333-181796; 333-191329; 333-192303; 333-200100; 811-08557

Lincoln Life Flexible Premium Variable Life Account R: File No. 333-43107, 333-33782, 333-90432, 333-115882, 333-125792, 333-125991, 333-145235, 333-145239; 333-188891; 811-08579

Lincoln Life Flexible Premium Variable Life Account S: File No. 333-72875, 333-104719, 333-125790; 811-09241

Lincoln Life Flexible Premium Variable Life Account Y: File No. 333-81884, 333-81882, 333-90438, 333-118482, 333-118481, 333-115883; 333-156123; 811-21028

Lincoln Life Flexible Premium Variable Life Account JF-A: File No. 333-144268, 333-144269, 333-144271, 333-144272; 333-144273, 333-144274, 333-144275; 811-04160

Lincoln Life Flexible Premium Variable Life Account JF-C: File No. 333-144270, 333-144264; 811-08230

Variable Annuity Separate Accounts:

Lincoln National Variable Annuity Fund A: File No. 002-26342, 002-25618; 811-01434

Lincoln National Variable Annuity Account C: 033-25990, 333-50817, 333-68842, 333-112927; 333-179107; 811-03214

Lincoln National Variable Annuity Account E: 033-26032; 811-04882

Lincoln National Variable Annuity Account H: 033-27783, 333-18419, 333-35780, 333-35784, 333-61592, 333-63505, 333-135219; 333-170695; 333-175888; 333-181615; 811-05721

Lincoln National Variable Annuity Account L: 333-04999; 333-187072; 333-187069; 333-187070; 333-187071; 333-198911; 333-198912; 333-198913; 333-198914; 811-07645

Lincoln Life Variable Annuity Account N: 333-40937, 333-36316, 333-36304, 333-61554, 333-135039, 333-138190, 333-149434; 333-170529; 333-170897; 333-172328; 333-174367; 333-181612; 333-186894; 333-193272; 333-193273; 333-193274; 811-08517

Lincoln Life Variable Annuity Account Q: 333-43373; 811-08569

Lincoln Life Variable Annuity Account T: 333-32402, 333-73532; 811-09855

Lincoln Life Variable Annuity Account W: 333-52572, 333-52568, 333-64208; 811-10231

Lincoln Life Variable Annuity Account JL-A: File No. 333-141888; 811-02188

Lincoln Life Variable Annuity Account JF-I: File No. 333-144276, 333-144277; 811-09779

Lincoln Life Variable Annuity Account JF-II: File No. 333-144278; 811-08374

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed.  This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature	Title

/s/ Dennis R. Glass	President and Director
Dennis R. Glass

/s/ Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
Ellen Cooper

/s/ Randal J. Freitag	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ Mark E. Konen	Executive Vice President and Director
Mark E. Konen

/s/ Keith J. Ryan	Vice President and Director
Keith J. Ryan

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney.  We are the person(s) identified therein as agent(s) for the principal named therein.  We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
Delson R. Campbell

/s/ Scott C. Durocher
Scott C. Durocher

/s/ Kimberly A. Genovese
Kimberly A. Genovese

/s/ Daniel P. Herr
Daniel P. Herr

/s/ Donald E. Keller
Donald E. Keller

/s/ Brian A. Kroll
Brian A. Kroll

/s/ Eric S. Levy
Eric S. Levy

/s/ John L. Reizian
John L. Reizian

/s/ Lawrence A. Samplatsky
Lawrence A. Samplatsky

/s/ Stephen R. Turer
Stephen R. Turer

/s/ John D. Weber
John D. Weber

Version dated: March 2015